Securities Act File No. 33-69724
Investment Company Act File No. 811-8056
U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          ☑
Pre-Effective Amendment No.
Post-Effective Amendment No. 25
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     ☑
Amendment No. 26
(Check appropriate box or boxes)
MMA PRAXIS MUTUAL FUNDS
(Exact Name of Registrant as Specified in Charter)
303 Broadway, Suite 900
Cincinnati, Ohio 45202
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (800) 977-2947
Anthony Zacharski
Dechert LLP
90 State House Square
Hartford, Connecticut 06103
(Name and Address of Agent for Service)
COPIES TO:
Jay S. Fitton
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, Ohio 45202
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☑	on May 1, 2008 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (Date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (Date) pursuant to paragraph (a)(2)

Risk/Return Summary and Fund Expenses

Carefully review this important section which summarizes each Fund’s investments, risks, past performance and fees	4 10 17 23 29 33	MMA Praxis Intermediate Income Fund MMA Praxis Core Stock Fund MMA Praxis International Fund MMA Praxis Value Index Fund MMA Praxis Growth Index Fund MMA Praxis Small Cap Fund

Investment Objectives, Principal Investment Strategies, and Related Risks

Review this section for details on each Fund’s investment strategies and risks	39 43 45 47 49 51 53 55 57	Criteria for socially responsible investing
MMA Praxis Intermediate Income Fund
MMA Praxis Core Stock Fund
MMA Praxis International Fund
MMA Praxis Value Index Fund
MMA Praxis Growth Index Fund
MMA Praxis Small Cap Fund
Investment risks — Risk factors: All Funds
Disclosure of portfolio holdings

Shareholder Information

Review this section
for details on how
shares are valued,
how to purchase, sell
and exchange shares
and related charges,
market timing and
excessive trading policies
and procedures, and
payments of dividends
and distributions	58 59 63 65 67 70 76 77 77 77 78 78 79 79	Pricing of Fund shares
Purchasing and adding to your shares
Selling your shares
General policies on selling shares
Market timing and excessive trading
Distribution arrangements/sales charges
Exchanging your shares
MMA Praxis Individual Retirement Account (IRA)
Savings incentive match plans for employees
(Simple IRA Plans)
403(b)(7) Defined Contribution Plan
Directed dividends
Automatic voluntary charitable contributions to the Mennonite Foundation
Charitable Gift Option
Dividends, distributions and taxes

Fund Management

Review this section for details on the people and organizations who oversee the Funds	81 82 85 85	The investment adviser Portfolio managers The distributor and administrator Capital structure

Financial Highlights

Review this section for details on selected financial highlights of the Funds	86 87 89 91 93 95 97	Introduction MMA Praxis Intermediate Income Fund MMA Praxis Core Stock Fund MMA Praxis International Fund MMA Praxis Value Index Fund MMA Praxis Growth Index Fund MMA Praxis Small Cap Fund

Back Cover

	—	Where to learn more about the Funds

Risk/Return Summary and Fund Expenses

MMA Praxis Intermediate Income Fund

Investment objectives	The Intermediate Income Fund seeks current income. To a lesser extent, it seeks capital appreciation.

Principal investment strategies	The Fund invests primarily in fixed income securities of all types, consistent with the Fund’s socially responsible investing criteria. The fixed income securities in which the Fund will primarily invest include corporate bonds and notes, U.S. Government agency obligations, mortgage-backed securities and asset-backed securities. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Adviser will consider purchasing fixed income securities that provide a competitive rate of return relative to the Lehman Brothers Aggregate Bond Index. The Adviser will structure the portfolio using the Lehman Brothers Aggregate Bond Index as a guide in determining sector allocations. The Adviser will seek to underweight and overweight certain sectors, depending on the relative value, while maintaining overall interest rate exposure substantially similar to the Lehman Brothers Aggregate Bond Index. The Adviser will carefully consider selling a security that no longer meets the Fund’s socially responsible criteria. The Adviser will consider using interest rate futures contracts and credit default swap agreements to manage interest rate and credit risk. In the event these structures are used, U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy collateral requirements.

Stewardship Investing

The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for global justice
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Risk/Return Summary and Fund Expenses

Risk/Return Summary and Fund Expenses

MMA Praxis Intermediate Income Fund

Principal investment risks	Because the value of the Fund’s investments will fluctuate with market conditions and interest rates, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to: (1) credit risk, or the chance that the Fund could lose money if the issuer of a security is unable to repay interest and/or principal in a timely manner or at all; (2) interest rate risk, or the chance that the value of the fixed income securities the Fund holds will decline due to rising interest rates; and (3) prepayment risk, or the chance that the principal investments of the Fund will be paid earlier than anticipated due to declining interest rates.

Who may want to invest?
Consider investing in the Fund if you are:
  • Looking for a core fixed income component within a diversified asset allocation framework
  • Looking to add a monthly income component to your portfolio
  • Seeking higher potential returns than provided by money market funds
  • Willing to accept the risks of price and dividend fluctuations

This Fund will not be appropriate for anyone: • Investing emergency reserves • Seeking guarantee of principal

Risk/Return Summary and Fund Expenses

MMA Praxis Intermediate Income Fund

Performance bar chart and table
year-by-year total returns of Class B Shares as of 12/31(1)

The chart on this page and the table on the following page provide some indication of the risks of investing in the Intermediate Income Fund by showing how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund’s yearly performance during the ten most recently completed calendar years, to demonstrate that the Fund has gained and lost value at differing times. The table on the following page compares the Fund’s performance (both before and after taxes) over time to that of its primary benchmark, the Lehman Brothers Aggregate Bond Index.(3)

Past performance (both before and after taxes) does not indicate how the Fund will perform in the future.

The total returns for Class A Shares will be different than the Class B Shares’ returns shown in the bar chart because the expenses of the share classes differ. Class A Shares were not offered prior to May 12, 1999.
The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

Best Quarter:	Q3	2002	4.56%
Worst Quarter:	Q2	2004	−2.40%

Risk/Return Summary and Fund Expenses

MMA Praxis Intermediate Income Fund

Average annual total returns
(for the periods ended December 31, 2007)(1)

		Past	Past	Past
	Inception	Year	5 Years	10 Years
Class B Return Before Taxes (with applicable CDSC)	January 4, 1994	1.50%	3.10%	4.42%
Class B Return After Taxes on Distributions (with applicable CDSC)(2)		0.03%	1.75%	2.66%
Class B Return After Taxes on Distributions and Sale of Fund Shares (with applicable CDSC)(2)		0.95%	1.85%	2.69%

Class A Return Before Taxes (with a maximum sales charge of 3.75%)	May 12, 1999	1.90%	2.96%	4.37%

Lehman Brothers Aggregate Bond Index(3) (reflects no deduction for fees, expenses or taxes)	December 31, 1993	6.96%	4.42%	5.97%

The table assumes that Class B shareholders redeem all their Fund shares at the end of the period indicated.

[1]	Both charts assume reinvestment of dividends and distributions.
[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown for Class B Shares only. After-tax returns for Class A Shares will vary.
[3]	The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/ Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. It is an unmanaged index intended to be generally representative of the bond market as a whole.

Risk/Return Summary and Fund Expenses

MMA Praxis Intermediate Income Fund

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Income Fund.

Shareholder Fees (fees paid directly from	A		B
your investment)	Shares		Shares
Maximum sales charge (load) imposed on purchases	3.75%	(1)	None

Maximum deferred sales charge (load)	None		4.00%	(2)

Redemption and exchange fee(3)	2.00%		2.00%

Annual Fund
Operating Expenses
(expenses that are deducted	A		B
from Fund assets)	Shares		Shares
Management fees(4)	0.40%		0.40%

Distribution and Service (12b-1) fees(5)	0.50%		1.00%

Other expenses	0.27%		0.27%

Total Annual Fund Operating Expenses	1.17%		1.67%

Fee waivers and/or expense reimbursements(6)	0.39%		0.44%

Net expenses	0.78%		1.23%

[1]	Lower sales charges are available depending upon the amount invested. See “Distribution Arrangements.”

[2]	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3% 2%, 1%.

[3]	Charged only to shares redeemed or exchanged within 30 days from purchase. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.

[4]	On January 1, 2008 the Management fees charged to the Intermediate Income Fund were lowered from 0.50% to 0.40%. The Annual Fund Operating Expenses reflect that change.

[5]	0.25% and 0.25% of 12b-1 fees of the Class A Shares and Class B Shares, respectively, are currently being waived by the Distributor. These fee waivers may be terminated or changed at any time without notice by the Distributor.

[6]	The Adviser has entered into an expense limitation agreement with respect to the Intermediate Income Fund until April 30, 2009, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses)of the Class A Shares and the Class B Shares of the Fund to 0.85% and 1.30% of the Fund’s average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class A Shares and the Class B Shares to exceed 0.85% and 1.30%, respectively, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Risk/Return Summary and Fund Expenses

MMA Praxis Intermediate Income Fund

Example

Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 investment
•	5% annual return
•	redemption at the end of each period

•	no changes in the Fund’s operating expenses. Please note that the Example assumes the Net expenses for year 1, and the gross Total Annual Fund Operating Expenses on the previous page for years 2 through 10.

Because this example is hypothetical and for comparison only, your actual costs will be different.

Intermediate Income	1	3	5	10
Fund	Year	Years	Years	Years
Class A Shares	$452	$695	$958	$1,709
Class B Shares
Assuming Redemption	$525	$784	$966	$1,806
Assuming no Redemption	$125	$484	$866	$1,806

Risk/Return Summary and Fund Expenses

MMA Praxis Core Stock Fund

Investment objectives	The Core Stock Fund seeks capital appreciation. To a lesser extent, it seeks current income.

Principal investment strategies	The Fund invests primarily in undervalued equity securities of large capitalization companies (those companies whose total market value is more than $10 billion) which provide products and services that are consistent with the Fund’s socially responsible investing criteria. The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See “Investment Objectives, Principal Investment Strategies, and Related Risks.” The Fund’s Sub-Adviser conducts extensive research to identify well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The Sub-Adviser emphasizes individual stock selection and believes that the ability to evaluate management is critical, routinely visiting managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. Over the years, the Sub-Adviser has developed a list of characteristics that it believes help companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, the Sub-Adviser searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

First Class Management

• Proven track record

• Significant personal ownership in business

• Intelligent allocation of capital

• Smart application of technology to improve business and lower costs

Risk/Return Summary and Fund Expenses

MMA Praxis Core Stock Fund

Strong Financial Condition and Satisfactory Profitability

• Strong balance sheet

• Low cost structure/low debt

• High after-tax returns on capital

• High quality of earnings

Strong Competitive Position

• Non-obsolescent products/services

• Dominant or growing market share

• Participation in a growing market

• Global presence and brand names

Utilizing these criteria, the Sub-Adviser selects securities of durable, well-managed businesses that can be purchased at value prices and held for the long term. The Sub-Adviser considers selling a security if the issuing company no longer exhibits the characteristics that (i) foster sustainable long-term expansion of earnings; (ii) manage risk; and (iii) enhance the potential for superior long-term returns.

Stewardship Investing

The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for global justice
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Risk/Return Summary and Fund Expenses

MMA Praxis Core Stock Fund

Principal investment risks	Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings.

Who may want to invest?
Consider investing in the Fund if you are:
  • Investing for a long-term goal such as retirement (five-year investment horizon)
  • Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

This Fund will not be appropriate for anyone: • Seeking monthly income • Pursuing a short-term goal or investing emergency reserves • Seeking safety of principal

Risk/Return Summary and Fund Expenses

MMA Praxis Core Stock Fund

Performance bar chart and table
year-by-year total returns of Class B Shares as of 12/31(1)

The chart on this page and the table on the following page provide some indication of the risks of investing in the Core Stock Fund by showing how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund’s yearly performance during the ten most recently completed calendar years, to demonstrate that the Fund has gained and lost value at differing times. The table on the following page compares the Fund’s performance (both before and after taxes) over time to that of its primary benchmark, the S&P 500® Index(3), and to that of its secondary benchmark, the Domini 400 Social Index.(4)

Past performance (both before and after taxes) does not indicate how the Fund will perform in the future.

The total returns for Class A Shares will be different than the Class B Shares’ returns shown in the bar chart because the expenses of the classes differ. Class A Shares were not offered prior to May 12, 1999.
The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

Best Quarter:	Q4	1998	17.26%
Worst Quarter:	Q3	2002	−15.44%

Risk/Return Summary and Fund Expenses

MMA Praxis Core Stock Fund

Average annual total returns
(for the periods ended December 31, 2007)(1)

		Past	Past	Past
	Inception	Year	5 Years	10 Years
Class B Return Before Taxes (with applicable CDSC)	January 4, 1994	−5.18%	7.22%	2.32%
Class B Return After Taxes on Distributions (with applicable CDSC)(2)		−5.55%	6.96%	1.46%
Class B Return After Taxes on Distributions and Sale of Fund Shares (with applicable CDSC)(2)		−2.97%	6.24%	1.60%

Class A Return Before Taxes (with a maximum sales charge of 5.25%)	May 12, 1999	−5.87%	6.90%	2.27%

S&P 500® Index(3) (reflects no deductions for fees, expenses or taxes)	December 31, 1993	5.50%	12.81%	5.90%

Domini 400 Social Index(4) (reflects no deductions for fees, expenses or taxes)	May 1, 1990	3.71%	11.39%	5.63%

The table assumes that Class B shareholders redeem all their Fund shares at the end of the period indicated.

[1]	Both charts assume reinvestment of dividends and distributions.

[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B Shares only. After-tax returns for Class A Shares will vary.

[3]	The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”)is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

[4]	The Domini 400 Social Index is an unmanaged index of 400 common stocks that pass multiple broad-based social screens and is intended to be generally representative of the socially responsible investment market.

Risk/Return Summary and Fund Expenses

MMA Praxis Core Stock Fund

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Core Stock Fund.

Shareholder Fees (fees paid directly from	A		B
your investment)	Shares		Shares
Maximum sales charge (load) imposed on purchases	5.25%	(1)	None

Maximum deferred sales charge (load)	None		4.00%	(2)

Redemption and exchange fee(3)	2.00%		2.00%

Annual Fund
Operating Expenses
(expenses that are deducted	A		B
from Fund assets)	Shares		Shares
Management fees	0.74%		0.74%

Distribution and Service (12b-1) fees(4)	0.50%		1.00%

Other expenses	0.46%		0.46%

Total Annual Fund Operating Expenses	1.70%		2.20%

Fee waivers and/or expenses reimbursements(5)	0.25%		0.10%

Net expenses	1.45%		2.10%

[1]	Lower sales charges are available depending upon the amount invested. See “Distribution Arrangements.”

[2]	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

[3]	Charged only to shares redeemed or exchanged within 30 days from purchase. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.

[4]	0.25% and 0.10% of 12b-1 fees of the Class A Shares and Class B Shares, respectively, are currently being waived by the Distributor. These fee waivers may be terminated or changed at any time without notice by the Distributor.

[5]	The Adviser has entered into an expense limitation agreement with respect to the Core Stock Fund until April 30, 2009, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class A Shares and the Class B Shares of the Fund to 1.43% and 2.08% of the Fund’s average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class A Shares and the Class B Shares to exceed 1.43% and 2.08%, respectively, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Risk/Return Summary and Fund Expenses

MMA Praxis Core Stock Fund

Example

Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 investment
•	5% annual return
•	redemption at the end of each period
•	no changes in the Fund’s operating expenses. Please note that the Example assumes the Net expenses for year 1, and the gross Total Annual Fund Operating Expenses on the previous page for years 2 through 10.

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

	1	3	5	10
Core Stock Fund	Year	Years	Years	Years
Class A Shares	$665	$1,010	$1,377	$2,408
Class B Shares
Assuming Redemption	$613	$979	$1,271	$2,400
Assuming no Redemption	$213	$679	$1,171	$2,400

Risk/Return Summary and Fund Expenses

MMA Praxis International Fund

Investment objectives	The International Fund seeks capital appreciation. To a lesser extent, it seeks current income.

Principal investment strategies	The Fund invests primarily in equity securities of foreign companies which mean companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The Fund’s Sub-Adviser selects securities for purchase by pairing a top-down approach for country and industry allocation and a bottom-up approach for stock selection. Country and industry weightings are determined by reviewing multiple factors, including currency, economic, political and regulatory environments for the country or industry and how that compares to the rest of the world or industries. The Sub-Adviser’s style in selecting securities is a blend of growth and value investment styles. In selecting securities, the Sub-Adviser focuses on maximizing investor opportunity while managing portfolio volatility and risk and working with the Adviser to identify securities appropriate under the Fund’s socially responsible investing criteria. The Sub-Adviser uses the following as criteria to identify growth investment opportunities: the ability to deliver cash flow growth; solid management; a strong balance sheet; and sustainable competitive advantages. The Sub-Adviser uses the following as criteria to identify value investment opportunities: securities priced at a discount; catalysts to unlock value; a strong balance sheet; and solid management.

Stewardship Investing

The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for global justice

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

Risk/Return Summary and Fund Expenses

MMA Praxis International Fund

Principal investment risks	Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. Because the Fund invests primarily in foreign securities, it is subject to the additional risks presented by foreign investments, such as changes in currency exchange rates, a lack of adequate company information and political instability.

Who may want to invest?
Consider investing in the Fund if you are:
  • Investing for a long-term goal such as retirement (five-year investment horizon)
  • Looking to add a growth component to your portfolio
  • Looking to add foreign investment holdings to your portfolio
  • Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

This Fund will not be appropriate for anyone: • Pursuing a short-term goal or investing emergency reserves • Seeking safety of principal • Seeking a stable share price

Risk/Return Summary and Fund Expenses

MMA Praxis International Fund

Performance bar chart and table
year-by-year total return of Class B Shares as of 12/31(1)

The chart on this page and the table on the following page provide some indication of the risks of investing in the International Fund by showing how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund’s yearly performance during the ten most recently completed calendar years, to demonstrate that the Fund has gained and lost value at differing times. The table on the following page compares the Fund’s performance (both before and after taxes) over time to that of its primary benchmark, the Morgan Stanley Capital International — Europe Australasia and Far East Index(3).

Past performance (both before and after taxes) does not indicate how the Fund will perform in the future.

The total returns for Class A Shares will be different than the Class B Shares’ returns shown in the bar chart because the expenses of the classes differ. Class A Shares were not offered prior to May 12, 1999.
The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

Best Quarter:	Q4	1999	26.30%
Worst Quarter:	Q3	2002	−19.91%

Risk/Return Summary and Fund Expenses

MMA Praxis International Fund

Average annual total returns
(for the periods ended December 31, 2007)(1)

		Past	Past	Past
	Inception	Year	5 Years	10 Years
Class B Return Before Taxes (with applicable CDSC)	April 1, 1997	7.86%	16.45%	6.04%
Class B Return After Taxes on Distributions (with applicable CDSC)(2)		7.32%	16.26%	5.49%
Class B Return After Taxes on Distributions and Sale of Fund Shares (with applicable CDSC)(2)		5.79%	14.48%	5.06%

Class A Return Before Taxes (with a maximum sales charge of 5.25)%	May 12, 1999	6.67%	16.07%	5.97%

Morgan Stanley Capital International — Europe Australasia and Far East Index(3) (reflects no deduction for fees, expenses or taxes)	December 31, 1969	11.63%	22.08%	9.04%

The table assumes that Class B shareholders redeem all their Fund shares at the end of the period indicated.

[1]	Both charts assume reinvestment of dividends and distributions.

[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B Shares only. After-tax returns for Class A Shares will vary.

[3]	The Morgan Stanley Capital International — Europe Australasia and Far East Index (MSCI EAFE Index) is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

Risk/Return Summary and Fund Expenses

MMA Praxis International Fund

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Expenses (fees paid directly from	A		B
your investment)	Shares		Shares
Maximum sales charge (load) imposed on purchases	5.25%	(1)	None

Maximum deferred sales charge (load)	None		4.00%	(2)

Redemption and exchange fee(3)	2.00%		2.00%

Annual Fund
Operating Expenses
(expenses that are deducted	A		B
from Fund assets)	Shares		Shares
Management fees	0.90%		0.90%

Distribution and Service (12b-1) fees(4)	0.50%		1.00%

Other expenses	0.57%		0.56%

Total Annual Fund Operating Expenses	1.97%		2.46%

Fee waivers and/or expense reimbursements(5)	0.25%		0.09%

Net expenses	1.72%		2.37%

[1]	Lower sales charges are available depending upon the amount invested. See “Distribution Arrangements.”
[2]	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.
[3]	Charged only to shares redeemed or exchanged within 30 days from purchase. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.
[4]	0.25% and 0.10% of 12b-1 fees of the Class A Shares and Class B Shares, respectively, are currently being waived by the Distributor. These fee waivers may be terminated or changed at any time without notice by the Distributor.

[5]	The Adviser has entered into an expense limitation agreement with respect to the International Fund until April 30, 2009, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses)of the Class A Shares and the Class B Shares of the Fund to 1.67% and 2.32% of the Fund’s average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class A Shares and the Class B Shares to exceed 1.67% and 2.32%, respectively, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Risk/Return Summary and Fund Expenses

MMA Praxis International Fund

Example

Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 investment
•	5% annual return
•	redemption at the end of each period
•	no changes in the Fund’s operating expenses. Please note that the example assumes the Net expenses for year 1, and the gross Total Annual Fund Operating Expenses on the previous page for years 2 through 10.

Because this example is hypothetical and for comparison only, your actual costs will be different.

	1	3	5	10
International Fund	Year	Years	Years	Years
Class A Shares	$691	$1,088	$1,510	$2,681
Class B Shares
Assuming Redemption	$640	$1,058	$1,402	$2,669
Assuming no Redemption	$240	$758	$1,302	$2,669

Risk/Return Summary and Fund Expenses

MMA Praxis Value Index Fund

Investment objective	The Value Index Fund seeks capital appreciation.

Principal investment strategies	The Fund maintains a portfolio of stocks intended to parallel the investment performance of the U.S. large cap value equities market, while incorporating socially responsible investing criteria. The Fund employs an index management strategy designed to track the performance of the MMA Value Index, (See “Value Index Construction” below). The Fund uses sampling and/or optimization techniques to manage the Fund to approximate the characteristics of the MMA Value Index without owning all of the stocks in the MMA Value Index.

Value Index Construction

The MMA Value Index is a custom index calculated by Morgan Stanley Capital International Inc. (“MSCI”) based on stocks screened by MMA from the MSCI US Prime Market Value Index. The MSCI US Prime Market Value Index represents the value companies (defined by price to book, projected price to earnings, and dividend yield) of the MSCI US Prime Market 750 Index, a universe of large and medium capitalization companies in the U.S. equity market.

Stewardship Investing

The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for global injustice
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Risk/Return Summary and Fund Expenses

MMA Praxis Value Index Fund

Principal investment risks	Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to investment style risk, which is the chance that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better — or worse — than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Who may want to invest?
Consider investing in the Fund if you are:
  • Investing for a long-term goal such as retirement (five-year investment horizon)
  • Looking to add a growth component to your portfolio
  • Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

This Fund will not be appropriate for anyone: • Seeking monthly income • Pursuing a short-term goal or investing emergency reserves • Seeking safety of principal

Risk/Return Summary and Fund Expenses

MMA Praxis Value Index Fund

Performance bar chart and table
Year-by-year total returns of Class B Shares as of 12/31(1)

The chart on this page and the table on the following page provide some indication of the risks of investing in the Value Index Fund by showing how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund’s yearly performance during the six full calendar years since its inception on May 2, 2001, to demonstrate that the Fund has gained and lost value at differing times. The table on the following page compares the Fund’s performance (both before and after taxes) over time to that of its primary benchmark, the MSCI US Prime Market Value Index.(3)

Past performance (both before and after taxes) does not indicate how the Fund will perform in the future.

The total returns for Class A Shares will be different than the Class B Shares’ returns shown in the bar chart because the expenses of the share classes differ.
The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

Best Quarter:	Q2	2003	18.38%
Worst Quarter:	Q3	2002	−20.26%

Risk/Return Summary and Fund Expenses

MMA Praxis Value Index Fund

Average annual total returns
(for the periods ended December 31, 2007)(1)

		Past	Past	Past
	Inception	Year	5 Years	10 Years
Class B Return Before Taxes (with applicable CDSC)	May 2, 2001	−10.68%	11.25%	2.22%
Class B Return After Taxes on Distributions (with applicable CDSC)(2)		−11.59%	10.68%	1.79%
Class B Return After Taxes on Distributions and Sale of Fund Shares (with applicable CDSC)(2)		−6.35%	9.68%	1.77%

Class A Return Before Taxes (with a maximum sales charge of 5.25%)	May 2, 2001	−11.54%	10.75%	1.93%

MSCI US Prime Market Value Index(3)	May 1, 2001	0.21%	14.52%	0.43%

The table assumes that Class B shareholders redeem all their Fund shares at the end of the period indicated.

[1]	Both charts assume reinvestment of dividends and distributions.
[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown for Class B Shares only. After-tax returns for Class A Shares will vary.

[3]	The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the U.S. equity market. This index targets for inclusion 750 companies.

Risk/Return Summary and Fund Expenses

MMA Praxis Value Index Fund

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Index Fund.

Shareholder Expenses (fees paid directly from	A		B
your investment)	Shares		Shares
Maximum sales charge (load) imposed on purchases	5.25%	(1)	None

Maximum deferred sales charge (load)	None		4.00%(2)

Redemption and exchange fee(3)	2.00%		2.00%

Annual Fund
Operating Expenses
(expenses that are deducted	A		B
from Fund assets)	Shares		Shares
Management fees	0.30%		0.30%

Distribution and Service (12b-1) fees(4)	0.50%		1.00%

Other expenses	0.38%		0.39%

Total Annual Fund Operating Expenses	1.18%		1.69%

Fee waivers and/or expenses reimbursements(5)	0.28%		0.22%

Net expenses	0.90%		1.47%

[1]	Lower sales charges are available depending upon the amount invested. See “Distribution Arrangements.”

[2]	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

[3]	Charged only to shares redeemed or exchanged within 30 days from purchase. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.

[4]	0.25% and 0.20% of 12b-1 fees of the Class A Shares and Class B Shares, respectively, are currently being waived by the Distributor. These fee waivers may be terminated or changed at any time without notice by the Distributor.

[5]	The Adviser has entered into an expense limitation agreement with respect to the Value Index Fund until April 30, 2009, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class A Shares and the Class B Shares of the Fund to 0.94% and 1.49% of the Fund’s average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class A Shares and the Class B Shares to exceed 0.94% and 1.49%, respectively, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Risk/Return Summary and Fund Expenses

MMA Praxis Value Index Fund

Example

Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses. Please note that the Example assumes the Net expenses for year 1, and the gross Total Annual Fund Operating Expenses on the previous page for years 2 through 10.

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

	1	3	5	10
Value Index Fund	Year	Years	Years	Years
Class A Shares	$612	$854	$1,114	$1,858
Class B Shares
Assuming Redemption	$550	$811	$997	$1,844
Assuming no Redemption	$150	$511	$897	$1,844

Risk/Return Summary and Fund Expenses

MMA Praxis Growth Index Fund

Investment objectives	The Growth Index Fund seeks capital appreciation.

Principal investment strategies	The Fund maintains a portfolio of stocks intended to parallel the investment performance of the U.S. large cap growth equities market, while incorporating socially responsible investing criteria. The Fund employs an index management strategy designed to track the performance of the MMA Growth Index. The Fund uses sampling and/or optimization techniques to manage the Fund to approximate the characteristics of the MMA Growth Index without owning all of the stocks in the MMA Growth Index.

Growth Index Construction

The MMA Growth Index is a custom index calculated by Morgan Stanley Capital International Inc. (“MSCI”) based on stocks screened by MMA from the MSCI US Prime Market Growth Index. The MSCI US Prime Market Growth Index represents the growth companies (defined using earnings growth projections, current earnings growth, and historical earnings and sales growth) of the MSCI US Prime Market 750 Index, a universe of large and medium capitalization companies in the U.S. equity market.

Stewardship Investing

The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for global justice
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Risk/Return Summary and Fund Expenses

MMA Praxis Growth Index Fund

Principal investment risks	Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to investment style risk, which is the possibility that returns from large capitalization growth stocks will trail returns from other asset classes or the overall stock market. Growth stocks tend to go through cycles of doing better — or worse — than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Who may want to invest?
Consider investing in the Fund if you are:
  • Investing for a long-term goal such as retirement (five-year investment horizon)
  • Looking to add a growth component to your portfolio
  • Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

This Fund will not be appropriate for anyone: • Seeking monthly income • Pursuing a short-term goal or investing emergency reserves • Seeking safety of principal

Performance information is not included because the Fund had not been in operation for a full calendar year prior to the date of this Prospectus. Performance information will be available once the Fund has been in operation for one calendar year.

Risk/Return Summary and Fund Expenses

MMA Praxis Growth Index Fund

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Index Fund.

Shareholder Fees (fees paid directly from	A		B
your investment)	Shares		Shares
Maximum sales charge (load) imposed on purchases	5.25%	(1)	None

Maximum deferred sales charge (load)	None		4.00%	(2)

Redemption and exchange fee(3)	2.00%		2.00%

Annual Fund
Operating Expenses
(expenses that are deducted	A		B
from Fund assets)	Shares		Shares
Management fees	0.30%		0.30%

Distribution and Service (12b-1) fees(4)	0.50%		1.00%

Other expenses	2.85%		2.84%

Total Annual Fund Operating Expenses	3.65%		4.14%

Fee waivers and/or expenses reimbursements(5)	2.49%		2.43%

Net expenses	1.16%		1.71%

[1]	Lower sales charges are available depending upon the amount invested. See “Distribution Arrangements.”

[2]	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

[3]	Charged only to shares redeemed or exchanged within 30 days from purchase. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.

[4]	0.25% and 0.20% of 12b-1 fees of the Class A Shares and Class B Shares, respectively, are currently being waived by the Distributor. These fee waivers may be terminated or changed at any time without notice by the Distributor.

[5]	The Adviser has entered into an expense limitation agreement with respect to the Growth Index Fund until April 30, 2009, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class A Shares and the Class B Shares of the Fund to 0.94% and 1.49% of the Fund’s average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class A Shares and the Class B Shares to exceed 0.94% and 1.49%, respectively, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Risk/Return Summary and Fund Expenses

MMA Praxis Growth Index Fund

Example

Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 investment
•	5% annual return
•	redemption at the end of each period

•	no changes in the Fund’s operating expenses. Please note that the example assumes the Net expenses for year 1, and the gross Total Annual Fund Operating Expenses on the previous page for years 2 through 10.

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

	1	3	5	10
Growth Index Fund	Year	Years	Years	Years
Class A Shares	$637	$1,365	$2,113	$4,072
Class B Shares
Assuming Redemption	$574	$1,336	$2,014	$4,070
Assuming no Redemption	$174	$1,036	$1,914	$4,070

Risk/Return Summary and Fund Expenses

MMA Praxis Small Cap Fund

Investment objectives	The objective of the Small Cap Fund is to maximize long-term capital appreciation.

Principal investment strategies	The Fund attempts to achieve its objectives by primarily choosing investments that the Fund’s Sub-Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The Fund invests under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies. Smaller companies are those with market values at the time of investment between $400 million and $2.5 billion. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

The Sub-Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Sub-Adviser’s primary approach to equity-related investing has two distinct but complementary components. First, the Sub-Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will exhibit most of the following characteristics:
  • Consistently high profitability levels;
  • Strong balance sheet quality;
  • Prominent market share positions;
  • Ability to generate excess cash flow after capital expenditures;
  • Management with a significant ownership stake in the company; and
  • Under-valuation based upon various quantitative criteria.

The Sub-Adviser also invests in companies whose assets it has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. Both quantitative and qualitative factors are analyzed in identifying high quality companies as well as undervalued companies.

Risk/Return Summary and Fund Expenses

MMA Praxis Small Cap Fund

Stewardship investing

The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for global justice

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

Principal investment risks	Because the value of the Fund’s investments will fluctuate with market conditions and interest rates, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to small capitalization company risk. Small capitalization companies may not have the size, resources or other assets of large capitalization companies. These small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Risk/Return Summary and Fund Expenses

MMA Praxis Small Cap Fund

Who may want to invest?
Consider investing in the Fund if you are:
  • Investing for a long-term goal such as retirement (five-year investment horizon)
  • Willing to accept higher risks of investing in the stock market in exchange for potentially higher long term returns

This Fund will not be appropriate for anyone: • Seeking monthly income • Pursuing a short-term goal or investing emergency reserves • Seeking safety of principal

Performance information is not included because the Fund had not been in operation for a full calendar year prior to the date of this Prospectus. Performance information will be available once the Fund has been in operation for one calendar year.

Risk/Return Summary and Fund Expenses

MMA Praxis Small Cap Fund

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from	A		B
your investment)	Shares		Shares
Maximum sales charge (load) imposed on purchases	5.25%	(1)	None

Maximum deferred sales charge (load)	None		4.00%	(2)

Redemption and exchange fee(3)	2.00%		2.00%

Annual Fund
Operating Expenses
(expenses that are deducted	A		B
from Fund assets)	Shares		Shares
Management fees	0.85%		0.85%

Distribution and Service (12b-1) fees(4)	0.50%		1.00%

Other expenses	2.43%		2.30%

Acquired Fund Fees and Expenses (AFFE)(5)	0.03%		0.03%

Total Annual Fund Operating Expenses	3.81%		4.18%

Fee waivers and/or expenses reimbursements(6)	2.13%		1.87%

Net expenses(7)	1.68%		2.31%

[1]	Lower sales charges are available depending upon the amount invested. See “Distribution Arrangements.”

[2]	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

[3]	Charged only to shares redeemed or exchanged within 30 days from purchase. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.

[4]	0.25% and 0.10% of 12b-1 fees of the Class A Shares and Class B Shares, respectively, are currently being waived by the Distributor. These fee waivers may be terminated or changed at any time without notice by the Distributor.

[5]	Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests, primarily the money market fund and/or international exchange traded funds. The Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value and are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

[6]	The Adviser has entered into an expense limitation agreement with respect to the Small Cap Fund until April 30, 2009, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class A Shares and the Class B Shares of the Fund to 1.45% and 2.10% of the Fund’s average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by

Risk/Return Summary and Fund Expenses

MMA Praxis Small Cap Fund

the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class A Shares and the Class B Shares to exceed 1.45% and 2.10%, respectively, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

[7]	The net expenses excluding AFFE are 1.65% for Class A Shares and 2.28% for Class B Shares.

Risk/Return Summary and Fund Expenses

MMA Praxis Small Cap Fund

Example
Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 investment
•	5% annual return
•	redemption at the end of each period

•	no changes in the Fund’s operating expenses. Please note that the Example assumes the Net expenses for year 1, and the gross Total Annual Fund Operating Expenses on the previous page for years 2 through 10.

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

	1	3	5	10
Small Cap Fund	Year	Years	Years	Years
Class A Shares	$687	$1,442	$2,215	$4,229
Class B Shares
Assuming Redemption	$634	$1,400	$2,079	$4,165
Assuming no Redemption	$234	$1,100	$1,979	$4,165

Investment Objectives, Principal Investment Strategies, and Related Risks

Criteria for socially responsible investing

Although Praxis is a word more commonly used in theological circles than in the context of mutual funds and finance, MMA Capital Management (“MMA” or the “Adviser”) believes that it captures the essence of the investment philosophy of MMA Praxis Mutual Funds (the “Funds” or “Company”). Praxis refers to a way of joining belief and action. It holds that faith detached from works is merely escapism.

The goal of the Company is to join beliefs with deeds, using the tools of socially responsible investing. The Company is governed by a policy that applies social and financial screens to investment decisions. It is the Company’s philosophy that being faithful stewards means using assets God has entrusted to us to promote economic results that are in harmony with ethical beliefs. Accordingly, the Adviser will actively seek ways to promote human well-being, peace and justice through its investment decisions.

When considering an investment, the Adviser analyzes the performance of the issuing company not only for its financial strengths and outlook, but also for the company’s performance on social issues. That is based on the tenet that social investing is good business. By utilizing social investing screens, the Company can encourage corporations to be good stewards of their resources, to care for the environment, and to create work environments that benefit both the employees and the shareholders.

Investors should understand, however, that socially responsible investing outside the United States can be more difficult. Countries have quite different laws and regulations governing the securities markets, financial and company disclosure, environment, labor, health and welfare standards and practices. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply social investing screens abroad than it is in the United States. Accordingly, a Fund may unintentionally invest in foreign companies that may engage in a line of business or other practices that do not meet the Fund’s social screens. Nevertheless, it is the goal of the Adviser to avoid investment in such companies domestically, and international and foreign investments will be screened to attempt to assure that the Funds’ investments are socially responsible based upon the Company’s principles. When the Company becomes aware that it has invested in a company that may be engaged in an activity which is inconsistent with the Company’s principles, it may first seek to use its influence to change that activity and may eventually determine to sell its investment. The Company is not under any strict time schedule to make a decision to sell such investments.

MMA Praxis’ stewardship investing philosophy

Stewardship investing is a philosophy of financial decision-making motivated and informed by social convictions drawn from the 500 year-old Anabaptist-Christian faith tradition. This approach holds in tension a responsibility for the productive use of financial resources and a deep-seated concern for the individuals, communities and environments that are impacted by our investment choices.

 Investment Objectives, Principal Investment Strategies, and Related Risks

Investment Objectives, Principal Investment Strategies, and Related Risks

Criteria for socially responsible investing (continued)

To carry out this task, the Funds seek to:

•	Invest in companies that best reflect a set of positive core values.

•	Participate actively in corporate decision-making through shareholder advocacy and direct company dialogue, encouraging positive corporate social practices.

•	Engage in community development investing that widens the door of economic opportunity by empowering disadvantaged individuals and communities through targeted investments.

MMA Praxis’ stewardship investing guidelines

The following core values have been adopted to help guide the evaluation of a company’s social performance, as a part of the investment selection process. While few companies may reach these ideals in all aspects of social responsibility, the guidelines articulate the Company’s highest expectations for corporate behavior.

In making investment decisions, the Company strives to invest in companies that:

1. Respect the dignity and value of all people. Companies are expected to respect and support the basic human rights of all people to practice self-determination; to live free of fear, violence and intimidation; to lead healthy, well-nourished lives; and to have access to adequate shelter and sanitation. In a diverse, global society, we expect that companies will respect the dignity of individuals and ethnic/cultural groups. Companies should treat all people fairly, avoiding discrimination and stereotyping, and should seek to nurture and benefit from diversity in all aspects of corporate activity. We expect that companies will not attempt to benefit from the misfortunes of disadvantaged individuals or communities or from relationships with oppressive political regimes.

2. Build a world at peace and free from violence. We believe that violence, in all its forms, hinders the growth, prosperity and freedom of humankind. It has no place in corporate structures, practice or production. We desire companies to be engaged in products and services that support life — not those designed to kill, maim or injure. The expansion of the world’s military establishments are not productive endeavors for humanity. We will avoid those companies for whom weapons production and military contracting are a focus of their energy, resources and market development. We expect companies to engage in activities that contribute to healthy and peaceful relationships between individuals, communities and nations. We expect companies to value the sanctity of human life, promote alternative forms of conflict resolutions and to commit to efforts that reduce violence and aggression in world culture.

3. Demonstrate a concern for justice in a global society.  All people deserve opportunities to participate in social and economic prosperity. We expect companies to provide fair, sustainable compensation for all employees and subcontractors. Corporate

Investment Objectives, Principal Investment Strategies, and Related Risks

Criteria for socially responsible investing (continued)

efforts should extend opportunities to the disabled, the disadvantaged and marginalized communities. Company behavior should be based on standards higher than minimum legal requirements. We expect products and services to be offered with honesty and without discrimination. Individuals and communities should be involved in issues and decisions that affect their lives. We expect corporations to act on a basis of shared prosperity, recognizing the value and contributions of all stakeholders in creating and sustaining lasting commercial success.

4. Exhibit responsible management practices. We expect a company to operate in an honest, trustworthy, compassionate and responsible manner. We desire transparency and openness about company policies, finances and behavior. We expect companies to value and empower all employees and to take all reasonable steps to ensure their health and safety. The companies should respect workers’ rights to communicate with management, organize and bargain collectively. We expect companies to negotiate and communicate in good faith and deal fairly and respectfully with all stakeholders. The company should engage in responsible resource management and obey or exceed all relevant laws for environmental concerns, safety and public disclosure. Companies should employ sound practices of corporate governance, including board independence, board and executive compensation and structural integrity. It is our desire for companies to avoid unnecessary litigation and to pursue alternatives where possible. We expect companies to be aggressively engaged in the marketplace, yet be respectful of their competitors and values-centered in their decision-making.

5. Support and involve communities. Communities — within a workforce, around company facilities or representing various ethnic, cultural or political groups — contribute directly and indirectly to the success of corporate endeavors. We believe a company is responsible to contribute its people, expertise and resources to the support and development of these communities. Companies should actively, creatively and aggressively engage in corporate charitable giving. Employee volunteerism, community involvement and personal charitable giving should also be encouraged. We expect communities will be included in decision-making on issues that affect them. Investments should be made that add value to local workforces, living environments and community infrastructures. We expect companies to consider the impact their products and production methods have on efforts to build healthy, productive communities. To this end, we will avoid companies materially engaged in alcohol and tobacco production and in the gaming industry.

6. Practice environmental stewardship. The natural environment is a finite resource, the inheritance of future generations and a gift from God. We expect companies to respect the limits of our natural resources and to work toward environmental sustainability. Companies should “reduce, reuse and recycle,” pursue cleaner and more efficient production methods and bear a deep concern for the welfare of animals, minimizing animal testing, wherever possible. We value a company’s involvement in the environmental technology and services arena. We expect

Investment Objectives, Principal Investment Strategies, and Related Risks

Criteria for socially responsible investing (continued)

companies to engage in honest, transparent environmental reporting, to support respected environmental principles and to publicly promote the value of the environment.

Consistent with the foregoing investment criteria for socially responsible investing, the Board of Trustees of the Company has authorized the Funds to make certain types of community development investments. These consist of investments in local community-oriented investment programs which are intended to provide economic growth and opportunity in areas deemed suitable for investments of this type. The objective of such community development investments is to foster sustainable social and economic well-being through the use of targeted investments.

In connection with these community development investments, the Funds have received from the Securities and Exchange Commission an exemptive order that permits each of the Funds to invest a limited portion of its respective net assets in securities issued by an affiliate of the Adviser, MMA Community Development Investments, Inc. (“MMA-CDI”). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts in this area primarily through the sale to investors of interests in certain investments pools that it has established (the “CDI-Notes”). Assets raised through such offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees, is permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the then-prevailing market rate and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investments-grade securities. As a result, they are expected to underperform other fixed income securities in which a Fund otherwise might invest. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund’s goals for stewardship investment at the community level.

You can find more information on the Funds’ Stewardship Investing Guidelines and related activities by visiting the MMA Praxis website at: http://www.mmapraxis.com.

Investment Objective, Principal Investment Strategies, and Related Risk

MMA Praxis Intermediate Income Fund

Ticker Symbol:  Class A MIIAX                     Class B MMPIX

Investment objectives

The primary investment objective of the Intermediate Income Fund is to seek current income with capital appreciation as a secondary objective.

Policies and strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of all types, consistent with the Fund’s socially responsible criteria. Under normal market conditions the Fund will maintain a dollar-weighted average maturity of three to ten years.

Consistent with the Intermediate Income Fund’s investment objectives, the Fund:

•	invests in fixed income securities consisting of bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies of instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest up to 10% of its net assets in fixed income securities rated within the fifth and sixth highest rating categories at the time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”). Except for the 10% of its assets noted above, the Fund will invest in corporate debt securities only if they are rated within the four highest long-term rating categories at the time of purchase by one or more NRSRO or, if unrated, which the Adviser has determined to present attractive opportunities and are of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. For these securities in the fourth through sixth highest categories, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities;

Investment Objective, Principal Investment Strategies, and Related Risk

MMA Praxis Intermediate Income Fund

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase);

•	may purchase securities on a when-issued or delayed-delivery basis in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period; and

•	may invest in other investment companies.

The Fund is operated pursuant to an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA.

In the event that the Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Intermediate Income Fund will receive at least 60 days prior notice of any changes to the Fund’s 80% investment policy as described above.

Investment Objective, Principal Investment Strategies, and Related Risk

MMA Praxis Core Stock Fund

Ticker Symbol:  Class A MMPAX                     Class B MMPGX

Investment objectives

The primary investment objective of the Core Stock Fund is to seek capital appreciation with current income being a secondary investment objective.

Policies and strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks and primarily in undervalued securities of large capitalization companies (those companies having greater than $10 billion in assets) which, in the Adviser’s view, provide products and services that are consistent with the Fund’s socially responsible criteria.

Consistent with the Core Stock Fund’s investment objective, the Fund:

•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

•	may invest in other investment companies.

The Fund is operated pursuant to an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA. The Fund may invest, to a limited extent, in stock index futures contracts. The Fund will not use futures

Investment Objective, Principal Investment Strategies, and Related Risk

MMA Praxis Core Stock Fund

contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in CDI Notes; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

In the event that the Sub-Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Core Stock Fund will receive at least 60 days prior notice of any changes to the Fund’s 80% investment policy as described above.

Investment Objective, Principal Investment Strategies, and Related Risk

MMA Praxis International Fund

TIcker Symbol:   Class A MPIAX                     Class B MMPNX

Investment objectives

The primary investment objective of the International Fund is to seek capital appreciation with current income as a secondary objective.

Policies and strategies

The Fund invests at least 65% of the value of its total assets in equity securities of foreign companies, which means companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The Fund will normally invest in at least 8 different countries outside the United States.

Consistent with the International Fund’s investment objective, the Fund:

•	invests in common stocks of foreign issuers;

•	invests in sponsored and unsponsored depositary receipts;

•	invests in options, warrants and other securities convertible into common stocks;

•	may invest up to 35% of its total assets in investment grade fixed income instruments;

•	may purchase and sell foreign currencies on a spot or forward basis;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase);

•	may engage in options transactions;

•	may engage in futures transactions as well as invest in options on futures contracts solely for hedging purposes;

•	may purchase securities on a when-issued or delayed-delivery basis in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period; and

•	may invest in other investment companies.

The Fund is operated pursuant to an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA.

Investment Objective, Principal Investment Strategies, and Related Risk

MMA Praxis International Fund

In the event that the Sub-Adviser determines that the current market conditions are not suitable for the Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Investment Objective, Principal Investment Strategies, and Related Risk

MMA Praxis Value Index Fund

Ticker Symbol:  Class A MVIAX                     Class B MPVBX

Investment objective

The primary investment objective of the Value Index Fund is to seek capital appreciation.

Policies and strategies

The Fund maintains a portfolio of stocks intended to parallel the investment performance of the U.S. large cap value equities market, while incorporating socially responsible investing criteria. The Fund employs a passive management strategy designed to track the performance of the MMA Value Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that make up the MMA Value Index. The Fund invests primarily in equity securities and utilizes “indexing” techniques to approximate the performance of the MMA Value Index.

Consistent with the Value Index Fund’s investment objective, the Fund:

•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

•	may invest in other investment companies.

Investment Objective, Principal Investment Strategies, and Related Risk

MMA Praxis Value Index Fund

The Fund is operated pursuant to an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA.

The Fund may invest, to a limited extent, in stock index futures contracts. To track its target index, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in CDI-Notes; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

In the event that the Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Value Index Fund will receive at least 60 days prior notice of any changes to the Fund’s 80% investment policy as described above.

Investment Objective, Principal Investment Strategies, and Related Risk

MMA Praxis Growth Index Fund

Ticker Symbol:  Class A MGNDX                    Class B MGDEX

Investment objective

The primary investment objective of the Growth Index Fund is to seek capital appreciation.

Policies and strategies

The Fund maintains a portfolio of stocks intended to parallel the investment performance of the U.S. large cap growth equities market, while incorporating socially responsible investing criteria. The Fund employs an index management strategy designed to track the performance of the MMA Growth Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that make up the MMA Growth Index. The Fund invests primarily in equity securities and utilizes “indexing” techniques to approximate the performance of the MMA Growth Index.

Consistent with the Growth Index Fund’s investment objective, the Fund:

•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

•	may invest in other investment companies.

Investment Objective, Principal Investment Strategies, and Related Risk

MMA Praxis Growth Index Fund

The Fund is operated pursuant to an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA.

The Fund may invest, to a limited extent, in stock index futures contracts. To track its target index, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in CDI-Notes; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

In the event that the Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Growth Index Fund will receive at least 60 days prior notice of any changes to the Fund’s 80% investment policy as described above.

Investment Objective, Principal Investment Strategies, and Related Risk

MMA Praxis Small Cap Fund

Ticker Symbol:  Class A MMSCX                    Class B MMSBX

Investment objectives

The primary investment objective of the Small Cap Fund is to maximize long-term capital appreciation.

Policies and strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of smaller companies (those companies having between $400 million and $2.5 billion in assets) which, in the Adviser’s view, provide products and services that are consistent with the Fund’s socially responsible criteria.

Consistent with the Small Cap Fund’s investment objective, the Fund:

•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

•	may invest in other investment companies.

The Fund is operated pursuant to an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA. The Fund may invest, to a limited extent, in stock index futures contracts. The Fund will not use futures

Investment Objective, Principal Investment Strategies, and Related Risk

MMA Praxis Small Cap Fund

contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in CDI-Notes; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

In the event that the Sub-Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Small Cap Fund will receive at least 60 days prior notice of any changes to the Fund’s 80% investment policy as described above.

Investment Objectives, Principal Investment
Strategies, and Related Risks

Investment Risks — Risk Factors: All Funds

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested.

Generally, the Funds will be subject to the following additional risks:

•	Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds’ performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund’s investment portfolio, national and international political or economic conditions and general market conditions.

•	Interest Rate Risk: Interest rate risk refers to the risk that the value of the Funds’ fixed income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.

•	Credit Risk: Credit risk refers to the risk related to the credit quality of the issuer of a security held in a Fund’s portfolio. The Funds could lose money if the issuer of a security is unable to meet its financial obligations.

•	Company Risk: Company risk refers to the risk that the market value of the Fund’s investments in common stock can vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which a Fund invests largely determines the Fund’s long-term performance.

•	Financial Services Risk: Financial services risk refers to the risk of investing a significant portion of a Fund’s assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Un-diversified loan portfolios: financial services companies whose securities a Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

•	Headline Risk: Headline risk refers to the risk that publicity may adversely affect the value of an investment. When consistent with a Fund’s investment strategy, investment selections may include companies with expanding earnings

Investment Objectives, Principal Investment
Strategies, and Related Risks

Investment Risks — Risk Factors: All Funds (continued)

at value prices. A Fund may make such investments when a company becomes the center of controversy after receiving adverse media attention. While portfolio managers research companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.

•	Selection Risk: Selection risk refers to the risk that the securities selected for the Funds may underperform the S&P 500® Index or other funds with similar investment objectives and strategies.

•	Screening Risk: The application of social screens to the available universes from which the Funds’ portfolio managers select securities may impact the performance of the funds relative to unscreened portfolios following the same investment mandate. Funds applying social screens may be adversely affected by certain economic and investment environments which may prevail for several years in a row. There may also be environments that benefit social investors because certain underperforming sectors and industries are excluded from purchase.

The International Fund — foreign securities specific risk factors

The Funds, and in particular the International Fund, may invest in foreign securities which involve additional investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, or a lack of adequate company information, lack of liquidity, and lack of government regulation.

Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. When the value of a foreign currency declines against the U.S. dollar, the value of foreign securities will tend to decline.

The International Fund may invest up to 25% of its net assets in countries with less developed securities markets. Investments in such emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

Investment Objectives, Principal Investment
Strategies, and Related Risks

Investment Risks — Risk Factors: All Funds (continued)

Please see the Statement of Additional Information (“SAI”) for more information about these investment policies.

Disclosure of portfolio holdings

The Core Stock Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund will disclose their complete month-end portfolio holdings on the Funds’ website at http://www.mmapraxis.com no earlier than five business days after the end of each month. If there are material changes to the Funds’ portfolio holdings during a given month, the portfolio holdings list will be updated on the website as soon as reasonably practicable. The monthly portfolio holdings list will remain on the website until quarterly reports are filed with the Securities and Exchange Commission (“SEC”). The Intermediate Income Fund and the International Fund disclose their calendar quarter-end top ten portfolio holdings on the website no earlier than five business days after the end of each calendar quarter.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the SAI.

Shareholder Information

Pricing of Fund Shares

How NAV is calculated

The NAV is calculated by adding the total value of a Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

NAV =
Total Assets – Liabilities
Number of Shares
Outstanding

NAV is calculated separately for Class A Shares and Class B Shares.

Per share net asset value (NAV) for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time on days the Exchange is open.

Your order for purchase, sale or exchange of shares is priced at the next determined offering price, which is NAV plus any applicable sales charge as noted in the section on “Distribution Arrangements/Sales Charges,” calculated after your order is accepted by the Fund. Many of the securities held by the International Fund are listed on foreign exchanges and the NAV of the International Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Each Fund’s securities, other than short-term debt obligations, are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by a method approved by the Funds’ Trustees. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost.

Business days defined

A business day for the Funds is generally a day that the New York Stock Exchange is open for business. The Exchange and the Funds will not open in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Pricing of Fund Shares

Shareholder Information

Purchasing and adding to your shares

You may purchase the Funds through the Distributor or through investment representatives, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by 4:00 p.m. Eastern Time and may

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment	Investment
Class A and Class B
Regular (non-retirement)	$500	$50

Retirement	$500	$50

Automatic Investment Plan	$50	$50
have an earlier cut-off time for purchase and sale requests. Such investment representatives may designate other entities to receive purchase and redemption orders on behalf of the Funds. Consult your investment representative for specific information.

All purchases must be in U.S. dollars. No cash, money orders, traveler’s checks, credit card checks, or counter checks will be accepted. Certain starter and third party checks may not be accepted for initial purchases. In addition, the Funds may refuse to accept certain other forms of payment at their discretion. If your check is returned for insufficient funds or uncollected funds, you will be responsible for any resulting loss or fees incurred by the Funds or the Distributor in the transaction.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy shares of the Funds, the Funds or your investment representative will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your investment representative are unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. In the event of fraud or wrongdoing, your assets will not be redeemable, and the account will be frozen.

Shareholder Information

Purchasing and adding to your shares (continued)

A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it to be in the best interest of the Fund and its shareholders.

The Funds reserve the right to reject any order for purchase or exchange into a Fund that may have an adverse impact on such Fund’s long-term shareholders and/or that appears to indicate short-term trading activity.

Instructions for opening or adding to an account

By regular mail

Initial Investment:

1.	Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check or bank draft payable to “MMA Praxis Mutual Funds.”

3. Mail to: MMA Praxis Mutual Funds P.O. Box 5356 Cincinnati, Ohio 45201-5356.

Subsequent Investment:

1.	Use the investment slip attached to your account statement. Or, if unavailable,

Include the following information on a piece of paper:
• Fund name and Fund number
• Class A or Class B
• Amount invested
• Account name
• Account number
Include your account number on your check.

2.	Mail to: MMA Praxis Mutual Funds P.O. Box 5356 Cincinnati, Ohio 45201-5356.

Avoid 28% tax withholding

The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Shareholder Information

Purchasing and adding to your shares (continued)

By overnight service

Please call 1-800-9-PRAXIS for mailing instructions.

Electronic purchases

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-9-PRAXIS. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-9-PRAXIS to arrange a transfer from your bank account.

By wire transfer

Note:  Your bank may charge a wire transfer fee.

For initial investment:

Please call 1-800-9-PRAXIS for a confirmation number, instructions for returning your completed application and wiring instructions.

Electronic vs. wire transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH). ACH transactions usually clear within 2 to 3 days, but may take up to 8 days to clear. When an electronic purchase is made through the ACH, it may be subject to a three day escrow hold.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days’ notice.

Automatic investment plan

You can make automatic investments in the Funds and the MMA Praxis Shares of the Pax World Money Market Fund, Inc. (the “Money Market Fund”), distributed by Reich & Tang Distributors, Inc. (which is offered through a separate prospectus) from your bank account. Automatic investments can be as little as $50 (see the section entitled “Purchasing and adding to your shares” for more information about investment minimums).

Shareholder Information

Purchasing and adding to your shares (continued)

To invest regularly from your bank account:

1.	Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

• Your bank name, address and account number;

• The amount you wish to invest automatically (minimum $50); and

•	How often you want to invest (twice a month, every month, four times a year, twice a year or once a year).

2. Attach a voided personal check.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B Shares, because Class A Shares have lower distribution expenses. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

Shareholder Information

Selling your shares

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund’s transfer agent. Your proceeds will be reduced by any applicable redemption fee. Normally you will receive your proceeds within a week after your request is received. See section on “General Policies on Selling Shares” below.

Withdrawing money from your fund investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is known as redeeming shares or a redemption of shares. A redemption fee may apply to shares held less than 30 days. See “Market Timing and Excessive Trading — Redemption Fee” below.

Contingent deferred sales charge (CDSC)

When you sell Class B Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on “Distribution Arrangements/Sales Charges” below for details.

Instructions for selling shares

By telephone (unless you have declined telephone sales privileges)

Call 1-800-9-PRAXIS (1-800-977-2947) between 8:30 a.m. and 7:00 p.m. Eastern Time, on days the Funds are open for business, with instructions as to how you wish to receive your funds (i.e., by mail, wire, electronic transfer).

By mail

1.	Write a letter of instruction indicating:
• your Fund, Fund number and account number
• amount you wish to redeem
• address where your check should be sent
• account owner signature

2.	Mail to:

MMA Praxis Mutual Funds
P.O. Box 5356
Cincinnati, Ohio 45201-5356.

By overnight service

Please call 1-800-9-PRAXIS for mailing instructions.

Note:  A $10.00 overnight mail fee may be charged to your account.

Shareholder Information

Selling your shares (continued)

Wire transfer

You must indicate this option on your application.

Call 1-800-9-PRAXIS to request a wire transfer. If you call by 4 p.m. Eastern Time, your payment will normally be wired to your bank on the next business day. The Fund may charge a wire transfer fee.

Note:  Your financial institution may also charge a separate fee.

Automatic withdrawal plan

You can receive automatic payments from your account monthly, quarterly, semi-annually or annually. The minimum withdrawal is $50. To activate this feature:

•	Make sure you’ve checked the appropriate box on the Account Application, or call 1-800-9-PRAXIS; and

  • Include a voided personal check.

No CDSC will be assessed on redemptions made in accordance with this feature that do not exceed 12% of an account’s net asset value on an annualized basis. For example, monthly and quarterly redemptions will not be subject to a CDSC if they do not exceed 1% or 3%, respectively, of an account’s net asset value on the redemption date. Any redemption in accordance with this feature in excess of this limit are still subject to the applicable CDSC.

Shareholder Information

General policies on selling shares

Redemptions in writing required

You must request redemptions in writing in the following situations:

1.	Redemptions from Individual Retirement Accounts (“IRAs”), 403(b) accounts and other retirement plans.

2.	Redemptions requiring a signature guarantee. The following circumstances require that your request to sell shares be made in writing accompanied by an original signature guarantee to help protect against fraud. We accept original signature guarantees from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations participating in a “Medallion Program.” The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED.
• The redemption proceeds are over $50,000.

•	The redemption proceeds are to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).
• The check is not being mailed to the address on your account.
• The check is not being made payable to the owner of the account.

•	The redemption proceeds are being transferred to another Fund account with a different registration.
•	The redemption proceeds are being sent via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.

We may require additional documentation of authority when a corporation, partnership, trust, fiduciary, executor or administrator requests a redemption. Contact the Distributor for requirements.

Verifying telephone redemptions

The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have been taken, the Transfer Agent will not be liable for losses due to unauthorized transactions.

Redemptions within 15 days of shares purchased by check

When you have made your investment by check, you cannot redeem any portion until the Transfer Agent is satisfied that the check has cleared (which may require up to

Shareholder Information

General policies on selling shares (continued)

15 days). You can avoid this delay by purchasing shares with a bank wire. Certified checks are also subject to a 15-day escrow hold.

Delayed redemption request

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

Redemption in kind

The Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations(for example, more than 1% of a Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares, net of any CDSC. When you convert these securities to cash, you will pay brokerage charges.

Undeliverable dividend distribution, capital gain and redemption checks

For any shareholder who chooses to receive dividend and/or capital gain distributions in cash, if the dividend distribution and/or capital gain checks(1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account will be changed automatically so that all future dividend and/or capital gain distributions are reinvested in your account. Additionally, all dividend distribution, capital gain distribution and redemption checks that remain uncashed for six months will be canceled and the money reinvested in the shareholder’s account at the current NAV.

Fee for short-term redemptions or exchanges

A 2.00% redemption fee is generally imposed on redemptions and exchanges within 30 days of purchase. See “Market Timing and Excessive Trading — Redemption Fee” below.

Closing of small accounts

If your Fund account falls below $500 due to your redemptions, the Fund may ask you to increase your balance. If it is still below $500 after 60 days after notification, the Fund may notify you and close your account and send you the proceeds at the current NAV.

Shareholder Information

Market timing and excessive trading

Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The Funds do not accommodate market timers. On behalf of the Funds, the Board of Trustees has adopted policies and procedures to discourage short term trading or to compensate the Funds for costs associated with it. If the Funds believe, in their sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Funds may, with or without prior notice to the investor, reject further purchase orders from that investor, and the Funds disclaim responsibility for any consequent losses that the investor may incur. The Funds’ response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Funds.

Redemption fee

The Fund will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described below. This fee does not apply to shares acquired via dividend reinvestment, shares held in most qualified retirement plans that are established as omnibus accounts or managed by a third-party administrator, shares sold as part of an exchange to another MMA Praxis Fund (excluding the MMA Praxis Class of the Pax World Money Market Fund), shares sold through a systematic withdrawal plan, non-discretionary rebalancing programs, redemptions requested within 30 days following the death or disability of the shareholder, or certain omnibus accounts where it is impractical to impose the fee. The fee will be limited to the extent that any shares that are not subject to the fee (e.g., shares acquired via a dividend reinvestment) are sold or exchanged first. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. For purposes of determining whether the redemption fee applies, the Funds will use different methodologies for A- and B-share accounts. A-share accounts will exchange or redeem the longest-held shares first. For B-share accounts, shares will be exchanged or redeemed based on the Funds’ CDSC schedule. The Funds’ CDSC-exempt shares will be exchanged or redeemed first, followed by those with the lowest CDSC. This methodology may cause shares that are subject to the short-term redemption fee to be exchanged or redeemed first. This redemption fee is in addition to any CDSC that may be applicable at the time of the sale.

Restriction and rejection of purchase or exchange orders

The Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. The Funds reserve the right to delay, for up to one business day, the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case, both the redemption and purchase will be processed at the conclusion of the delay period.

Shareholder Information

Market timing and excessive trading (continued)

The Funds’ policy imposing redemption fees applies uniformly to all investors. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of any of the Funds; and (3) enforce its market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the any of the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of any of the Funds on behalf of other persons.

Important Notice to Financial Intermediaries

The Funds require that you identify yourself if you are a financial intermediary that establishes omnibus accounts in the Funds for your customers. If you do not identify yourself and a Fund determines that you are a financial intermediary, the Fund has the right to refuse future purchases from you and will apply its Market Timing Policy to your account(s) or may close your account immediately and send you the proceeds computed at the current NAV.

Risks presented by excessive trading practices

Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

Shareholder Information

Market timing and excessive trading (continued)

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Shareholder Information

Distribution arrangements/sales charges

This section describes the sales charges and fees you will pay as an investor in the Funds and ways to qualify for reduced sales charges. This prospectus, which includes sales load breakpoint information, is available on the Funds’ website at http://www.mmapraxis.com. In addition, a description of such sales load breakpoints and ways to qualify for reduced sales charges is provided on the website.

	Class A	Class B(1)
Sales Charge (Load)	Front-end sales charge; reduced sales charges available.(2)	No front-end sales charge. A contingent deferred sales charge (CDSC) may be imposed on shares redeemed prior to the fifth anniversary of purchase. Maximum single investment is $100,000.

Distribution and Service (12b-1) Fee	Subject to annual distribution and shareholder servicing fees of up to 0.50% of each Fund’s total assets.	Subject to annual distribution and shareholder servicing fees of up to 1.00% of each Fund’s assets.

Fund Expenses	Lower annual expenses than Class B Shares.	Higher annual expenses than Class A Shares.

[1]	Converts to Class A Shares after nine years from the first business day of the month after purchase, thus reducing future annual expenses.

[2]	You may incur a CDSC on shares redeemed within two years of a purchase of $1 million or more.

Calculation of sales charges

Class A Shares

Class A Shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

Shareholder Information

Distribution arrangements/sales charges (continued)

The current sales charge rates for each of the Funds are as follows:

For the Intermediate Income Fund

	Sales Charge	Sales Charge	Dealer Allowance
	as a % of	as a % of Your	as a % of
Your Investment	Offering Price	Net Investment	Offering Price
Class A
Less than $50,000	3.75%	3.90%	3.50%

$50,000 but less than $100,000	3.25%	3.36%	3.00%

$100,000 but less than $250,000	2.75%	2.83%	2.50%

$250,000 but less than $500,000	2.00%	2.04%	1.75%

$500,000 but less than $1,000,000	1.00%	1.01%	0.75%

$1,000,000 and above(1)	0.00%	0.00%	0.00%

For the Core Stock Fund, the International Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund

	Sales Charge	Sales Charge	Dealer Allowance
	as a % of	as a % of Your	as a % of
Your Investment	Offering Price	Net Investment	Offering Price
Class A
Less than $50,000	5.25%	5.54%	4.75%

$50,000 but less than $100,000	4.00%	4.17%	3.50%

$100,000 but less than $250,000	3.00%	3.09%	2.50%

$250,000 but less than $500,000	2.00%	2.04%	1.50%

$500,000 but less than $1,000,000	1.50%	1.52%	1.00%

$1,000,000 and above(1)	0.00%	0.00%	0.00%

[1]	There is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or up to 0.50% if redeemed in the second year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

Class B Shares

Class B Shares of the Funds are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your shares of a Fund before the fifth anniversary of purchase, you will have to pay a CDSC at the time of redemption. The CDSC will be based upon the lower of the

Shareholder Information

Distribution arrangements/sales charges (continued)

NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions. The Funds reserve the right to reject an order of $100,000 or more in Class B Shares.

Years	CDSC as a % of
Since	Dollar Amount
Purchase	Subject to Charge
0-1	4.00%
1-2	4.00%
2-3	3.00%
3-4	2.00%
4-5	1.00%
more than 5	None

If you sell some but not all of your shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 100 shares at $10 a share (for a total cost of $1,000). Three years later, the shares have a net asset value of $12 per share and during that time the investor acquired 10 additional shares through dividend reinvestment. If the investor then makes one redemption of 50 shares (resulting in proceeds of $600, 50 shares X $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 such investor received from selling his or her shares will be subject to the contingent deferred sales charge, at a rate of 3.00% (the applicable rate in the third year after purchase).

Class B Shares, and any dividends and distributions paid on such shares, automatically convert to Class A Shares after nine years from the first business day of the month after purchase. If you purchased Class B Shares of one Fund that you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion from Class B Shares to Class A Shares is not considered a taxable event for Federal income tax purposes. After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares that will increase your investment return compared to the Class B Shares.

Shareholder Information

Distribution arrangements/sales charges (continued)

Sales charge reductions

Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more in any class of shares. Your investment in the Money Market Fund, however, is excluded from the investment required to qualify for a reduced sales charge. In addition, you may qualify for reduced sales charges under the following circumstances:

•	Letter of Intent. You inform the Funds in writing that you intend to purchase enough shares of any class over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent, not including appreciation, dividends and capital gains.

•	Rights of Accumulation. When the value of shares of any class you already own plus the amount you invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

•	Combination Privilege. Combine accounts of multiple Funds or accounts of immediate family household members at the same address (spouse and children under 21) to achieve reduced sales charges. Shareholders must instruct the Fund in writing to have the household accounts combined in order to qualify for the Combination Privilege.

To obtain such discounts, it is necessary at the time of purchase for a shareholder to inform the Fund or Financial Intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet these sales load breakpoints.

Sales charge waivers

The following qualify for waivers of Class A Shares front-end sales charges and Class B Shares CDSC:

1.	following the death or disability (as defined in the Statement of Additional Information) of a Shareholder (CDSC Waiver);

2.	to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other retirement plan to a Shareholder who has attained the age of 70 1/2 (CDSC Waiver);

3.	for accounts owned by Trustees of the Company, officers, directors, employees and retired employees of the Adviser or any Sub-Adviser and its affiliates, and spouses and children under the age of 21 of each of the foregoing;

4.	for accounts owned by employees (and their spouses and children under the age of 21, and their employed staff) of financial institutions having agreements with the Funds;

Shareholder Information

Distribution arrangements/sales charges (continued)

5.	for accounts owned by employees (and their spouses and children under the age of 21, and their employed staff) of any broker-dealer with whom the Distributor enters into a dealer agreement to sell Shares of the Funds;

6.	to the extent that the redemption is involuntary (CDSC Waiver);

7.	for accounts owned by all MMA Capital Management, Mennonite Foundation and MMA Trust Company investment advisory accounts and other affiliates of the Adviser;

8.	for investment advisors or financial planners who place trades for their own accounts or the accounts of their clients, and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent: such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401, 403(b) or 457 of the Internal Revenue Code and “rabbi trusts”;

9.	provided that the Shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan feature, subject to the limitation set forth under “Auto Withdrawal Plan”, above, (CDSC Waiver);

10.	for accounts owned by employees of firms that have entered into an agreement to offer the Funds as part of their retirement or deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401, 403(b) or 457 of the Internal Revenue Code administered by third-party plan administrators on behalf of plan participants; and

11.	for investment of proceeds from redemptions from another mutual fund complex within 90 days after redemption, provided you had paid a front-end sales charge when acquiring those shares.

For items 1 and 2 above, shareholders must notify the Distributor either directly or through their broker-dealers, at the time of purchase or redemption, that they are entitled to a waiver of the sales charge or CDSC. For Items 3, 4, 5, 7, 8, 10 and 11 above, shareholders must notify the Distributor directly, AT THE TIME OF PURCHASE, that they are entitled to a waiver of the sales charge or CDSC. The waiver will be granted subject to confirmation of the investor’s situation. For Item 8 above, sales load waivers do not apply to any fees imposed on redemptions or exchanges. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.

The Distributor and the Adviser, at their expense and from their legitimate profits, may provide compensation to dealers in connection with sales of Shares of a Fund. Shares

Shareholder Information

Distribution arrangements/sales charges (continued)

sold subject to the waiver of the sales charges are not eligible for the payment of such compensation.

The Distributor may provide additional compensation to securities dealers in an amount up to 0.75% of the offering price of Class A Shares, as applicable, of the Funds for individual sales of $1 million to $5 million and 0.50% of the offering price of Class A Shares, as applicable, for individual sales over $5 million.

Reinstatement privilege

You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to the Fund. If the redemption proceeds were from the sale of your Class A or Class B shares, you can reinvest into Class A shares of any MMA Praxis Fund at the NAV. Reinvestment will be at the NAV next calculated after the Fund receives your request.

Distribution and service (12b-1) fees

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an on-going basis, and will increase the cost of your investment. A portion of the 12b-1 fees for certain classes of the Funds is currently being waived by the Distributor. See “Fees and expenses” tables for the Funds for additional information.

The 12b-1 fees vary by share class as follows:

•	Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution.

•	Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

•	The higher 12b-1 fee on Class B Shares, together with the CDSC, help the Distributor sell Class B Shares without an “up-front” sales charge. In particular, these fees help to defray the Distributor’s costs of advancing brokerage commissions to investment representatives.

Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

Shareholder Information

Exchanging your shares

Instructions for exchanging shares

You can exchange your shares in one Fund for shares of another Fund, including the MMA Praxis Shares of the Money Market Fund (which is offered through a separate prospectus), usually without paying additional sales charges (see “Notes” below). Shares held less than 30 days may incur a fee upon exchange. Please see the section entitled “General policies on selling shares” and the heading regarding “Fee for short-term redemptions or exchanges”. Exchanges between Class A and Class B are prohibited, except for those shareholders who qualify for sales charge waivers, as outlined in the section entitled “Distribution arrangements/sales charges”. Otherwise, if you are a Class B shareholder and wish to purchase Class A Shares of the same Fund or another Fund, you will be required to pay any applicable front-end sales charge (for the purchase of Class A Shares) and CDSC (for the selling of Class B Shares). However, as discussed above, Class B Shares of a Fund held for nine years will automatically be converted into Class A Shares of the same Fund. The Money Market Fund is offered in Class A only. Anyone who wishes to exchange Class B Shares of another Fund for the Money Market Fund must redeem their Class B Fund Shares, pay all applicable CDSC charges and purchase the Money Market Fund shares.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Exchanges may be made by sending a written request to MMA Praxis Mutual Funds P.O. Box 5356 Cincinnati, Ohio 45201-5356, or by calling 1-800-9-PRAXIS. Please provide the following information:

•	Your name and telephone number

•	The exact name on your account, the Fund number and the account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the Fund from which the exchange is to be made, the Fund number, and the account number

•	The name of the Fund and the Fund number into which the exchange is being made. If this is an existing account, please provide the account number.

See “Selling your Shares” for important information about telephone transactions.

Notes on exchanges

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Shareholder Information

Exchanging your shares (continued)

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you may pay the difference.

Be sure to read carefully the prospectus of any Fund into which you wish to exchange shares.

Mma Praxis Individual Retirement Account (IRA)

An MMA Praxis IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement programs. MMA Praxis IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis. MMA Praxis offers the following types of IRAs:

•	Traditional

•	Roth

•	Coverdell Education Savings Account

•	Simplified Employee Pension (SEP).

A SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRAs on behalf of all eligible employees.

All MMA Praxis IRA distribution requests must be made in writing to the Funds. Any additional deposits to an MMA Praxis IRA must distinguish the type and year of the contribution.

For more information on an MMA Praxis IRA, or to request an MMA Praxis IRA application, call the Funds at 1-800-9-PRAXIS, or visit the Funds’ website at http://www.mmapraxis.com to download applications and forms. Shareholders are advised to consult a tax advisor regarding IRA contribution and withdrawal requirements and restrictions.

Savings incentive match plans for employees (Simple IRA Plans)

An MMA Praxis SIMPLE IRA Plan gives employers the ability to offer tax-deferred IRA accounts to their employees that are funded with salary reduction contributions and employer matching or non-elective contributions.

403(b)(7) Defined Contribution Plan

An MMA Praxis 403(b)(7) Defined Contribution Plan offers employers that are tax-exempt organizations the ability to establish tax-deferred accounts for their employees that also permit salary reduction contributions.

Shareholder Information

Directed dividends

A shareholder with an account having a current market value of at least $5,000 may elect to have all income dividends and capital gains distributions reinvested in one of the Company’s other Funds (provided the other Fund is maintained at its minimum required balance). The entire directed dividend (100%) must be reinvested into the other Fund if this option is chosen. This option is available only to the same shareholder involving Funds with the same shareholder registration.

The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to the participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Funds.

Automatic voluntary charitable contributions to the Mennonite Foundation

The Mennonite Foundation, Inc. was organized as a not-for-profit, public foundation in 1952 and received 501(c)(3) tax status in 1953. The Foundation’s primary purposes are to facilitate the missions of church institutions through a wide range of planned giving and asset management services, and to provide stewardship education seminars in church and other settings.

In keeping with the socially responsible objectives of the Funds, Fund shareholders may elect to make automatic, voluntary contributions of all or a percentage of their income dividends and/or capital gains to The Mennonite Foundation, Inc. In order to make such an election, shareholders must elect to receive income dividends and/or capital gain distributions in cash. Shareholders may indicate their desire to contribute by completing the appropriate section of the account application regarding dividend elections. In order to qualify for the automatic charitable contributions plan, shareholders are required to maintain a minimum balance of $10,000 in the account from which voluntary contributions are made.

The Foundation will manage contributions received from shareholders in the Foundation’s “Charitable Gift Fund,” under current operating procedures. A shareholder may advise the Foundation, with respect to their contributions, as to the identity of desired charitable distributees and the possible timing and amounts of distributions. The Charitable Gift Fund has a minimum distribution amount of $100. The Foundation retains legal and equitable control of the Charitable Gift Fund and follows a published list of guidelines when determining whether to make a distribution. Shareholders with an account balance under $10,000 may also participate in The Mennonite Foundation Charitable Gift Fund by making contributions directly to the Foundation.

In 2007, the Foundation disbursed approximately $35.8 million to church and charitable organizations. Contributions to the Foundation are charitable contributions and, subject to tax law limitations, are tax deductible on the itemized tax return of the contributor. Shareholders who contribute to the Foundation will receive an annual report of Foundation activities during the year.

Shareholder Information

Automatic voluntary charitable contributions to the Mennonite Foundation (continued)

The directors of the Foundation serve in a voluntary capacity and are not paid directly or indirectly for their service to the Foundation, except for expenses associated with directors’ meetings. The Foundation and the Adviser share a common board of directors and also have certain officers in common.

You may obtain additional information, including the operating procedures of the Charitable Gift Fund, by writing to The Mennonite Foundation, 1110 N. Main Street, P.O. Box 483, Goshen, Indiana, 46528.

Charitable Gift Option

The Charitable Gift Option allows certain shareholders of the Funds to designate all or any portion of their accounts to automatically be transferred to a church or charitable organization at the death of the shareholder. To participate in the Charitable Gift Option, shareholders should call 1-800-9-PRAXIS for more information and to receive the necessary enrollment forms. For a shareholder to change the Charitable Gift Option instructions or to discontinue the feature, a written request must be sent to the Funds. It shall be the responsibility of the shareholder to ascertain the tax-exempt qualification of a receiving organization. Neither the Company, the Adviser, nor the Distributor will verify the qualifications of any receiving organizations or issue any charitable receipts. An investor should consult with his or her own tax counsel and estate planner as to the availability and tax and probate consequences of this feature of the Funds under applicable state or federal law.

Dividends, distributions and taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on the Core Stock Fund, the International Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund are usually paid semiannually. Income dividends on the Intermediate Income Fund are usually paid monthly. Capital gains, if any, for all Funds are distributed at least annually.

Dividends and other distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and gains from any sale or exchange may be subject to applicable taxes.

Dividends generally are taxable as ordinary income. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your Fund shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations,

Shareholder Information

Dividends, distributions and taxes (continued)

provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

If a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

In certain years, you may be able to claim a credit or deduction for your share of foreign taxes paid by the International Fund.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts.

This tax discussion is meant only as a general summary. Because each investor’s tax situation is unique, you should consult your tax advisor about the particular consequences to you of investing in the Funds.

Fund Management

The investment adviser

MMA Capital Management (“MMA” or the “Adviser”), 1110 North Main Street, Goshen, Indiana 46528, is the investment adviser for the Funds. The Adviser, which is a separate corporate entity controlled by the board of directors of Mennonite Mutual Aid, Inc., is a registered investment adviser with the SEC. As of December 31, 2007, the Adviser had over $16.2 million in assets under management, primarily through management of large accounts for individuals and institutions, which amount excludes the assets managed by the Adviser for the Funds.

MMA has retained Evergreen Investment Management Company, LLC (“Evergreen”) as investment sub-adviser to the International Fund, Davis Selected Advisers, L.P. (“Davis”) as investment sub-adviser to the Core Stock Fund, and Luther King Capital Management Corporation (“Luther King”) as investment sub-adviser to the Small Cap Fund (each of Evergreen, Davis and Luther King may be hereafter referred to as a “Sub-Adviser” and, together, the “Sub-Advisers”). Evergreen, which is located at 200 Berkeley Street, Boston, Massachusetts 02116, has a team of investment professionals specializing in international investment management and, as of December 31, 2007, had approximately $274.7 billion in assets under management in the Evergreen mutual funds. The main offices of Davis are located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706 and 609 Fifth Avenue, 11th Floor, New York, NY 10017. As of December 31, 2007, Davis had $105 billion in assets under management, comprised primarily of large cap equities, multi cap equities, REIT, financial stocks, and convertible securities. Davis offers services in separate accounts, mutual funds (both retail and institutional classes), off-shore mutual funds (Luxembourg-based SICAVs), wrap accounts and through sub-advisory relationships. The main offices of Luther King are located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. As of December 31, 2007, Luther King had over $7.7 billion in assets under management.

MMA makes the day-to-day investment decisions for the Intermediate Income Fund, the Value Index Fund and the Growth Index Fund, and oversees the Sub-Advisers’ investments for the International Fund, the Core Stock Fund, and the Small Cap Fund. In addition, MMA continuously reviews, supervises and administers each Fund’s investment program, and is responsible for directing the “Stewardship Investing”

Fund Management

Fund Management

The investment adviser (continued)

aspects of each Fund’s program. For these advisory services, the Funds paid the following fees during the fiscal year ended December 31, 2007:

Percentage of
average net assets
as of 12/31/07
Intermediate Income Fund	0.50%

Core Stock Fund	0.74%

International Fund	0.90%

Value Index Fund	0.30%

Growth Index Fund	0.30%

Small Cap Fund	0.85%

*	The Adviser waived a portion of its fees for the fiscal year ended December 31, 2007. Contractual fees (as a percentage of average daily net assets) were 0.50%, 0.74%, 0.90%, 0.30%, 0.30% and 0.85% for the Intermediate Income Fund, the Core Stock Fund, the International Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement, provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares to exceed the limits noted above in the “Fees and Expenses” section for each of the Funds. Pursuant to that agreement, during the fiscal year ended December 31, 2007, the Core Stock Fund and the International Fund repaid to the Adviser $259,764 and $94,164, respectively. During the fiscal year ended December 31, 2007, the Adviser waived $397,438, $17,107, $53,285 and $38,292 in respect to the Intermediate Income Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement between the Funds and the Adviser and the Sub-Investment Advisory Agreements between the Adviser and each Sub-Adviser is available in the Funds’ annual report to shareholders for the period ending December 31, 2007.

Portfolio managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds’ portfolios:

Core Stock Fund

  Christopher C. Davis

•	Christopher C. Davis has served as a Portfolio Manager of the Core Stock Fund since January 2, 2006. Mr. Davis joined Davis as an Assistant Portfolio Manager and Research Analyst in 1989, and has served as a portfolio manager of equity funds managed by Davis since 1991. Mr. Davis received a MA in Philosophy from the University of St. Andrews in 1987.

Fund Management

Portfolio managers (continued)

Kenneth Charles Feinberg

•	Kenneth Charles Feinberg has served as a Portfolio Manager of the Core Stock Fund since January 2, 2006, and also manages other equity funds advised by Davis. Mr. Feinberg started with Davis as a Research Analyst in December 1994. He received a BA in Psychology from Johns Hopkins University in 1979, and an MBA in Finance from Columbia University School of Business in 1985.

The Value Index Fund

Chad Horning, CFA

•	Chad Horning has been co-manager of the Value Index Fund since its inception. He was co-portfolio manager of the Core Stock Fund from 2000 to 2005. He began at MMA as an equity analyst in 1999. Prior to joining MMA, he was an economic analyst for Devtech Systems, an international development consulting firm in Washington, DC. He received a BA in Economics from Goshen College in 1991 and an MA in Economics from the University of Maryland in 1996. He is a Chartered Financial Analyst (CFA) charterholder.

Intermediate Income Fund

Benjamin Bailey, CFA

•	Benjamin Bailey joined MMA in 2000. He was named co-portfolio manager of the Intermediate Income Fund in March 2005 and, prior to that time, served as assistant portfolio manager for the Fund since 2002. He began his investment career at MMA working as an investment services support assistant and then as a fixed income research analyst. Benjamin received his BS in Business-Economics from Huntington College in 2000. He is a CFA charterholder.

Delmar King

•	Delmar King has managed the Intermediate Income Fund since its inception. He began his investment career with Mennonite Mutual Aid in 1973. He received a BA in Economics from Goshen College and received a Master’s Degree in Business Administration from Indiana University in 1971.

International Fund

Fracis X. Claró, CFA

•	Francis X. Claró has more than 21 years of investment experience and has managed the Fund since July 31, 2007. He joined Evergreen in 1994 and has managed the International Small Cap Equity team for Evergreen or one of its

Fund Management

Portfolio managers (continued)

predecessor firms since 1994. Prior to joining Evergreen, he served as an Investment Officer with the Inter-American Investment Corporation and as a Senior Consultant for Price Waterhouse’s International Consulting. He received a BS in business from ESADE in Barcelona, Spain in 1983, an MS in economics from the London School of Economics in 1984, and an MBA from the Harvard Business School in 1991. He is a CFA charterholder.

Growth Index Fund

Chad Horning, CFA

•	Chad Horning is manager of the Growth Index Fund. He began at MMA as an equity analyst in 1999. Prior to joining MMA, he was an economic analyst for Devtech Systems, an international development consulting firm in Washington, DC. He received a BA in Economics from Goshen College in 1991 and an MA in Economics from the University of Maryland in 1996. He is a CFA charterholder.

Small Cap Fund

J. Luther King, Jr., CFA

•	J. Luther King, Jr. is a principal and the founder of Luther King Capital Management Corporation. He has been managing investment portfolios since 1963 and is co-manager of the Small Cap Fund. Prior to establishing Luther King, Luther was a senior investment officer for Shareholders Management Company (now AIG) and a director of Lionel D. Edie & Company (now part of J.P. Morgan Chase & Co.). He received his B.S.C. and M.B.A. degrees from Texas Christian University. He is a CFA charterholder.

Steven R. Purvis, CFA

•	Steven R. Purvis is a principal of Luther King Capital Management Corporation and a portfolio manager with twenty years of experience. After joining Luther King in 1996 as an equity analyst, Steve became the Director of Research and is co-manager of the Small Cap Fund. Prior to joining Luther King, Steve was an analyst with Waddell & Reed, Inc. and Roulston Research Corporation. He received his B.S. from the University of Missouri, Columbia and his M.B.A. from the University of Missouri, Kansas City. He is a CFA charterholder

The SAI has more detailed information about MMA, Evergreen, Davis, Luther King and other service providers, as well as additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the applicable Fund.

Fund Management

The distributor and administrator

IFS Fund Distributors, Inc. (“IFS”) is the Funds’ distributor and JPMorgan Chase Bank, N.A. (“JPMorgan”) is the Funds’ administrator. The address of IFS is 303 Broadway, Suite 1100, Cincinnati, OH 45202. The address of JPMorgan is 303 Broadway, Suite 900, Cincinnati, OH 45202.

Capital structure

MMA Praxis Mutual Funds was organized as a Delaware business trust on September 30, 1993, and overall responsibility for the management of the Funds is vested in the Board of Trustees. Shareholders will each be liable for all obligations of a Fund in which they hold shares. However, the risk of a shareholder incurring financial loss on account of liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held and will vote in the aggregate and not by series except as otherwise expressly required by law.

Financial Highlights

Introduction

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or shorter periods, as applicable). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in a Fund assuming the reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Ernst & Young LLP. The report of Ernst & Young LLP, along with each Fund’s financial statements, are included in the annual report of the Funds, which is available upon request.

Financial Highlights

Financial Highlights

MMA Praxis Intermediate Income Fund

For a share outstanding throughout the period indicated.

	Class A Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$9.66	$9.73	$9.95	$9.99	$10.05

Investment Activities:
Net investment income	0.41	0.38	0.37	0.39	0.39
Net realized and unrealized gains (losses) from investments, foreign currency transactions and swap contracts	0.15	(0.04)	(0.19)	(0.02)	(0.03)

Total from Investment Activities	0.56	0.34	0.18	0.37	0.36

Distributions:
Net investment income	(0.44)	(0.41)	(0.40)	(0.41)	(0.42)

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net Asset Value, End of Year	$9.78	$9.66	$9.73	$9.95	$9.99

Total Return (excludes sales charge)	5.91%	3.63%	1.82%	3.77%	3.67%
Ratios/Supplemental Data:
Net assets at end of year (000)	$48,951	$41,350	$239,583	$231,369	$39,270
Ratio of expenses to average net assets	0.88%	0.93%	0.94%	0.91%	0.85%
Ratio of net investment income to average net assets	4.23%	4.19%	3.77%	3.69%	3.85%
Ratio of expenses to average net assets*	1.27%	1.28%	1.23%	1.33%	1.58%
Portfolio Turnover (b)	29.22%	34.19%	37.79%	30.29%	47.58%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Amount rounds to less than $0.005 per share.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights

MMA Praxis Intermediate Income Fund

For a share outstanding throughout the period indicated.

	Class B Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$9.66	$9.73	$9.94	$9.98	$10.05

Investment Activities:
Net investment income	0.38	0.37	0.33	0.33	0.34
Net realized and unrealized gains (losses) from investments	0.14	(0.08)	(0.20)	(0.01)	(0.03)

Total from Investment Activities	0.52	0.29	0.13	0.32	0.31

Distributions:
Net investment income	(0.39)	(0.36)	(0.34)	(0.36)	(0.38)

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net Asset Value, End of Year	$9.79	$9.66	$9.73	$9.94	$9.98

Total Return (excludes redemption charge)	5.50%	3.10%	1.34%	3.30%	3.14%
Ratios/Supplemental Data:
Net assets at end of year (000)	$21,308	$25,827	$34,927	$39,506	$44,238
Ratio of expenses to average net assets	1.33%	1.36%	1.39%	1.38%	1.30%
Ratio of net investment income to average net assets	3.78%	3.77%	3.31%	3.31%	3.41%
Ratio of expenses to average net assets*	1.77%	1.77%	1.79%	1.91%	2.07%
Portfolio Turnover (b)	29.22%	34.19%	37.79%	30.29%	47.58%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights

MMA Praxis Core Stock Fund

For a share outstanding throughout the year indicated.

	Class A Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$15.40	$14.42	$13.99	$13.06	$11.00

Investment Activities:
Net investment income	0.13	0.04	0.07	0.08	0.05
Net realized and unrealized gains (losses) from investments and futures contracts	(0.24)	1.70	0.42	0.92	2.01

Total from Investment Activities	(0.11)	1.74	0.49	1.00	2.06

Distributions:
Net investment income	(0.14)	—	(0.06)	(0.07)	— (a)
Net realized gain	(0.28)	(0.76)	—	—	—
Tax return of capital	—	—	—	—	— (a)

Total Distributions	(0.42)	(0.76)	(0.06)	(0.07)	—

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net Asset Value, End of Year	$14.87	$15.40	$14.42	$13.99	$13.06

Total Return (excludes sales charge)	(0.68%)	12.10%	3.52%	7.65%	18.77%
Ratios/Supplemental Data:
Net assets at end of year (000)	$99,838	$95,185	$208,640	$202,474	$41,244
Ratio of expenses to average net assets	1.45%	1.49%	1.34%	1.33%	1.25%
Ratio of net investment income to average net assets	0.81%	0.19%	0.50%	1.04%	0.45%
Ratio of expenses to average net assets*	1.70%	1.74%	1.60%	1.65%	1.86%
Portfolio Turnover (b)	12.17%	72.41%	32.66%	9.99%	7.68%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Amount rounds to less than $0.005 per share.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights

MMA Praxis Core Stock Fund

For a share outstanding throughout the year indicated.

	Class B Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.74	$13.92	$13.53	$12.67	$10.74

Investment Activities:
Net investment income (loss)	(0.01)	(0.09)	(0.02)	0.01	(0.02)
Net realized and unrealized gains (losses) from investments	(0.19)	1.67	0.41	0.87	1.95

Total from Investment Activities	(0.20)	1.58	0.39	0.88	1.93

Distributions:
Net investment income	(0.04)	—	—	(0.02)	—
Net realized gain	(0.28)	(0.76)	—	—	—

Total distributions	(0.32)	(0.76)	—	(0.02)	—

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net Asset Value, End of Year	$14.22	$14.74	$13.92	$13.53	$12.67

Total Return (excludes redemption charge)	(1.32%)	11.38%	2.88%	6.96%	17.97%
Ratios/Supplemental Data:
Net assets at end of year (000)	$52,732	$73,973	$103,815	$121,817	$127,348
Ratio of expenses to average net assets	2.10%	2.13%	1.99%	1.98%	1.90%
Ratio of net investment income (loss) to average net assets	0.12%	(0.52%)	(0.14%)	0.50%	(0.21%)
Ratio of expenses to average net assets*	2.20%	2.23%	2.09%	2.22%	2.33%
Portfolio Turnover (b)	12.17%	72.41%	32.66%	9.99%	7.68%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial highlights

MMA Praxis International Fund

For a share outstanding throughout the year indicated.

	Class A Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.23	$11.94	$10.78	$9.43	$7.45

Investment Activities:
Net investment income	0.12	0.16	0.08	0.01	0.04
Net realized and unrealized gains from investments	1.65	2.26	1.22	1.37	2.00

Total from Investment Activities	1.77	2.42	1.30	1.38	2.04

Distributions:
Net investment income	(0.21)	(0.13)	(0.14)	(0.03)	(0.06)
Net realized gain	(0.37)	—	—	—	—

Total Distributions	(0.58)	(0.13)	(0.14)	(0.03)	(0.06)

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net Asset Value, End of Year	$15.42	$14.23	$11.94	$10.78	$9.43

Total Return (excludes sales charge)	12.59%	20.31%	12.16%	14.68%	27.53%
Ratios/Supplemental Data:
Net assets at end of year (000)	$50,709	$44,837	$121,173	$115,687	$97,396
Ratio of expenses to average net assets	1.72%	1.76%	1.58%	1.63%	1.50%
Ratio of net investment income to average net assets	0.75%	0.85%	0.74%	0.16%	0.49%
Ratio of expenses to average net assets*	1.97%	2.09%	1.90%	2.01%	2.14%
Portfolio Turnover (b)	59.13%	82.77%	71.93%	81.85%	145.51%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights

MMA Praxis International Fund

For a share outstanding throughout the year indicated.

	Class B Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$13.99	$11.77	$10.62	$9.32	$7.39

Investment Activities:
Net investment loss	(0.06)	(0.06)	(0.01)	(0.05)	(0.01)
Net realized and unrealized gains from investments	1.70	2.34	1.22	1.35	1.98

Total from Investment Activities	1.64	2.28	1.21	1.30	1.97

Distributions:
Net investment income	(0.11)	(0.06)	(0.06)	— (a)	(0.04)
Net realized gain	(0.37)	—	—	—	—

Total Distributions	(0.48)	(0.06)	(0.06)	—	(0.04)

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net Asset Value, End of Year	$15.15	$13.99	$11.77	$10.62	$9.32

Total Return (excludes redemption charge)	11.86%	19.45%	11.50%	13.95%	26.73%
Ratios/Supplemental Data:
Net assets at end of year (000)	$22,367	$24,186	$25,381	$24,094	$21,468
Ratio of expenses to average net assets	2.37%	2.41%	2.23%	2.28%	2.15%
Ratio of net investment income to average net assets	0.11%	0.17%	0.10%	(0.49%)	(0.15%)
Ratio of expenses to average net assets*	2.46%	2.57%	2.39%	2.51%	2.63%
Portfolio Turnover (b)	59.13%	82.77%	71.93%	81.85%	145.51%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Amount rounds to less than $0.005 per share.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights

MMA Praxis Value Index Fund

For a share outstanding throughout the year indicated.

	Class A Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$11.43	$10.09	$9.65	$8.65	$6.72

Investment Activities:
Net investment income	0.17	0.22	0.15	0.12	0.10
Net realized and unrealized gains (losses) from investments	(0.93)	1.82	0.44	1.00	1.93

Total from Investment Activities	(0.76)	2.04	0.59	1.12	2.03

Distributions:
Net investment income	(0.20)	(0.13)	(0.15)	(0.12)	(0.10)
Net realized gain	(0.35)	(0.57)	—	—	—
Tax return of capital	—	—	—	—	— (a)

Total Distributions	(0.55)	(0.70)	(0.15)	(0.12)	(0.10)

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net Asset Value, End of Year	$10.12	$11.43	$10.09	$9.65	$8.65

Total Return (excludes sales charge)	(6.66%)	20.41%	6.12%	13.07%	30.38%
Ratios/Supplemental Data:
Net assets at end of year (000)	$28,209	$22,426	$39,874	$33,640	$25,815
Ratio of expenses to average net assets	0.90%	1.11%	1.04%	1.04%	0.95%
Ratio of net investment income to average net assets	1.87%	1.52%	1.55%	1.45%	1.49%
Ratio of expenses to average net assets*	1.18%	1.37%	1.30%	1.48%	1.71%
Portfolio Turnover (b)	33.34%	55.37%	25.25%	24.76%	35.21%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Amount rounds to less than $0.005 per share.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights

MMA Praxis Value Index Fund

For a share outstanding throughout the year indicated.

	Class B Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$11.41	$10.07	$9.62	$8.64	$6.71

Investment Activities:
Net investment income	0.15	0.10	0.09	0.08	0.07
Net realized and unrealized gains (losses) from investments	(0.96)	1.88	0.45	0.98	1.93

Total from Investment Activities	(0.81)	1.98	0.54	1.06	2.00

Distributions:
Net investment income	(0.14)	(0.07)	(0.09)	(0.08)	(0.07)
Net realized gain	(0.35)	(0.57)	—	—	—

Total Distributions	(0.49)	(0.64)	(0.09)	(0.08)	(0.07)

Paid-in capital from redemption fees	— (a)	— (a)	—	—	—

Net Asset Value, End of Year	$10.11	$11.41	$10.07	$9.62	$8.64

Total Return (excludes redemption charge)	(7.13%)	19.85%	5.61%	12.31%	29.82%
Ratios/Supplemental Data:
Net assets at end of year (000)	$12,455	$13,840	$11,804	$9,155	$5,651
Ratio of expenses to average net assets	1.47%	1.67%	1.59%	1.60%	1.50%
Ratio of net investment income to average net assets	1.29%	0.93%	1.00%	0.91%	0.94%
Ratio of expenses to average net assets*	1.69%	1.89%	1.78%	1.99%	2.21%
Portfolio Turnover (b)	33.34%	55.37%	25.25%	24.76%	35.21%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Amount rounds to less than $0.005 per share.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights

MMA Praxis Growth Index Fund

For a share outstanding throughout the period indicated.

	Class A Shares
	Period Ended
	December 31,
	2007 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	0.02
Net realized and unrealized gains from investments	0.38

Total from Investment Activities	0.40

Distributions:
Net realized gain	— (b	)

Paid-in capital from redemption fees	— (b	)

Net Asset Value, End of Period	$10.40

Total Return (excludes sales charge)	4.03	% (c)
Ratios/Supplemental Data:
Net assets at end of period (000)	$2,232
Ratio of expenses to average net assets	1.16	% (d)
Ratio of net investment income to average net assets	0.68	% (d)
Ratio of expenses to average net assets*	3.65	%(d)
Portfolio Turnover (e)	36.64%

*	During the period certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights

MMA Praxis Growth Index Fund

For a share outstanding throughout the period indicated.

	Class B Shares
	Period Ended
	December 31,
	2007 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	— (b	)
Net realized and unrealized gains from investments	0.36

Total from Investment Activities	0.36

Paid-in capital from redemption fees	— (b	)

Net Asset Value, End of Period	$10.36

Total Return (excludes redemption charge)	3.63	% (c)
Ratios/Supplemental Data:
Net assets at end of period (000)	$617
Ratio of expenses to average net assets	1.71	% (d)
Ratio of net investment income to average net assets	0.12	% (d)
Ratio of expenses to average net assets*	4.14	% (d)
Portfolio Turnover (e)	36.64%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights

MMA Praxis Small Cap Fund

For a share outstanding throughout the period indicated.

	Class A Shares
	Period Ended
	December 31,
	2007 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	—	(b)
Net realized and unrealized loss from investments	(0.50)

Total from Investment Activities	(0.50)

Paid-in capital from redemption fees	—	(b)

Net Asset Value, End of Period	$9.50

Total Return (excludes sales charge)	(5.00	%)(c)
Ratios/Supplemental Data:
Net assets at end of period (000)	$1,398
Ratio of expenses to average net assets	1.65	% (d)
Ratio of net investment loss to average net, assets	(0.04	%) (d)
Ratio of expenses to average net assets*	3.78	%(d)
Portfolio Turnover (e)	30.37%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

(b)	Amount rounds to less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights

MMA Praxis Small Cap Fund

For a share outstanding throughout the period indicated.

	Class B Shares
	Period Ended
	December 31,
	2007 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment loss	(0.02	)(b)
Net realized and unrealized loss from investments	(0.53)

Total from Investment Activities	(0.55)

Net Asset Value, End of Period	$9.45

Total Return (excludes redemption charge)	(5.50	%)(c)
Ratios/Supplemental Data:
Net assets at end of period (000)	$370
Ratio of expenses to average net assets	2.28	%(d)
Ratio of net investment loss to average net assets	(0.68	%)(d)
Ratio of expenses to average net assets*	4.15	%(d)
Portfolio Turnover (e)	30.37%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports:

The Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.(1)

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the funds, by contacting a broker that sells the funds, or by contacting the funds at:

MMA Praxis Mutual Funds
P.O. BOX 5356
Cincinnati, Ohio 45201-5356
Telephone: 1-800-9-PRAXIS
Internet: http://www.mmapraxis.com(2)

You can review and get copies of the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•	For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

•	Free from the Commission’s website at http://www.sec.gov.

[1]	Performance information specific to the Class A and B Shares of the Growth Index Fund and the Small Cap Fund may not be included as the Class A and B Shares of these Funds were made available to shareholders as of May 1, 2007.
[2]	The Funds’ website is not a part of this prospectus.

Investment Company Act file no.  811-08056

MMA Praxis Mutual Funds
P.O. Box 5356
Cincinnati, OH 45201-5356

2080002

MMA Praxis Mutual Funds
Class I Shares
Prospectus
MAY 1, 2008
AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Intermediate Income Fund
Core Stock Fund
International Fund
Value Index Fund
Growth Index Fund
Small Cap Fund

RISK/RETURN SUMMARY AND FUND EXPENSES

Carefully review this important section which summarizes each Fund’s investments, risks, past performance and fees	4	MMA Praxis Intermediate Income Fund
	10	MMA Praxis Core Stock Fund
	16	MMA Praxis International Fund
	22	MMA Praxis Value Index Fund
	28	MMA Praxis Growth Index Fund
	33	MMA Praxis Small Cap Fund

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Review this section for details on each Fund’s investment strategies and risks	38	Criteria for socially responsible investing
	42	MMA Praxis Intermediate Income Fund
	44	MMA Praxis Core Stock Fund
	46	MMA Praxis International Fund
	48	MMA Praxis Value Index Fund
	50	MMA Praxis Growth Index Fund
	52	MMA Praxis Small Cap Fund
	54	Investment risks — Risk factors: All Funds
	56	Disclosure of portfolio holdings

SHAREHOLDER INFORMATION

Review this section for details on how shares are valued, how to purchase, sell and exchange shares and related charges, market timing and excessive trading policies procedures, and payments of dividends and distributions	57	Pricing of Fund shares
	58	Purchasing and adding to your shares
	61	Selling your shares
	62	General policies on selling shares
	64	Market timing and excessive trading
	66	Exchanging your shares
	66	Directed dividends
	67	Automatic voluntary charitable contributions and to the Mennonite Foundation
	67	Charitable Gift Option
	68	Dividends, distributions and taxes

2

FUND MANAGEMENT

Review this section for details on the people and organizations who oversee the Funds	70	The investment adviser
	71	Portfolio managers
	73	The distributor and administrator
	74	Capital structure

FINANCIAL HIGHLIGHTS

Review this section for details on selected financial highlights of the Funds	75	Introduction
	75	MMA Praxis Intermediate Income Fund
	76	MMA Praxis Core Stock Fund
	77	MMA Praxis International Fund
	78	MMA Praxis Value Index Fund
	79	MMA Praxis Growth Index Fund
	80	MMA Praxis Small Cap Fund

BACK COVER

— Where to learn more about the Funds

3

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS INTERMEDIATE INCOME FUND
INVESTMENT OBJECTIVES
The Intermediate Income Fund seeks current income. To a lesser extent, it seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in fixed income securities of all types, consistent with the Fund’s socially responsible investing criteria. The fixed income securities in which the Fund will primarily invest include corporate bonds and notes, U.S. Government agency obligations, mortgage-backed securities and asset-backed securities. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Adviser will consider purchasing fixed-income securities that provide a competitive rate of return relative to the Lehman Brothers Aggregate Bond Index. The Adviser will structure the portfolio using the Lehman Brothers Aggregate Bond Index as a guide in determining sector allocations. The Adviser will seek to underweight and overweight certain sectors, depending on the relative value, while maintaining overall interest rate exposure substantially similar to the Lehman Brothers Aggregate Bond Index. The Adviser will carefully consider selling a security that no longer meets the Fund’s socially responsible criteria. The Adviser will consider using interest rate futures contracts and credit default swap agreements to manage interest rate and credit risk. In the event these structures are used, U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy collateral requirements.
STEWARDSHIP INVESTING
The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for global justice

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship
PRINCIPAL INVESTMENT RISKS
Because the value of the Fund’s investments will fluctuate with market conditions and interest rates, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to: (1) credit risk, or

4

the chance that the Fund could lose money if the issuer of a security is unable to repay interest and/or principal in a timely manner or at all; (2) interest rate risk, or the chance that the value of the fixed income securities the Fund holds will decline due to rising interest rates; and (3) prepayment risk, or the chance that the principal investments of the Fund will be paid earlier than anticipated due to declining interest rates.
WHO MAY WANT TO INVEST?
Consider investing in the Fund if you are:
•	Looking for a core fixed income component within a diversified asset allocation framework

•	Looking to add a monthly income component to your portfolio

•	Seeking higher potential returns than provided by money market funds

•	Willing to accept the risks of price and dividend fluctuations
This Fund will not be appropriate for anyone:
•	Investing emergency reserves

•	Seeking guarantee of principal

5

RISK/RETURN SUMMARY AND PERFORMANCE
MMA PRAXIS INTERMEDIATE INCOME FUND
The chart on this page and the table on the following page provide some indication of the risks of investing in the Intermediate Income Fund by showing its Class I performance during its first full calendar year of operations.
The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class I returns because the other classes have different expenses. Past performance (both before and after taxes) does not indicate how the Fund will perform in the future.
The bar chart does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

Best Quarter:	Q3 2007	2.71%
Worst Quarter:	Q2 2007	-0.69%

6

The table below compares the Fund’s average annual total returns to those of the Lehman Brothers Aggregate Bond Index.(3)
Average Annual Total Returns
(for the periods ended December 31, 2007)(1)

			Since
		Past	Inception of
	Inception	Year	Class I

Class I Return Before Taxes	May 1, 2006	6.18%	6.77%

Class I Return After Taxes on Distributions(2)		4.42%	5.04%

Class I Return After Taxes on Distributions and Sale of Fund Shares(2)		3.97%	4.75%

Lehman Brothers Aggregate Bond Index(3) (reflects no deduction for fees, expenses or taxes)	December 31, 1993	6.97%	7.51%
The table assumes that shareholders redeem all their Fund shares at the end of the period indicated.

(1)	Both charts assume reinvestment of dividends and distributions.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown for Class I Shares only. After-tax returns for other classes of shares will vary.

(3)	The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. It is an unmanaged index intended to be generally representative of the bond market as a whole.

7

RISK/RETURN SUMMARY AND PERFORMANCE
MMA PRAXIS INTERMEDIATE INCOME FUND
FEES AND EXPENSES
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption and exchange fee(1)	2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management fees	0.40%

Distribution and Service (12b-1) fees	None

Other expenses	0.27%

Total Annual Fund Operating Expenses	0.67%

Fee waivers and/or expense reimbursements (2)	0.14%

Net expenses	0.53%

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Intermediate Income Fund

(1)	Charged only to shares redeemed or exchanged within 30 days from purchase. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.

(2)	The Adviser has entered into an expense limitation agreement with respect to the Intermediate Income Fund until April 30, 2009, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class I Shares of the Fund to 0.60% of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class I Shares to exceed 0.60%, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

8

RISK/RETURN SUMMARY AND PERFORMANCE
MMA PRAXIS INTERMEDIATE INCOME FUND
Example

Intermediate Income	1	3	5	10
Fund	Year	Years	Years	Years

Class I Shares	$54	$200	$359	$821
Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses. Please note that the example assumes the Net expenses for year 1, and the gross Total Annual Fund Operating Expenses on the previous page for years 2 through 10.
Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

9

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS CORE STOCK FUND
INVESTMENT OBJECTIVES
The Core Stock Fund seeks capital appreciation. To a lesser extent, it seeks current income.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in undervalued equity securities of large capitalization companies (those companies whose total market value is more than $10 billion) which provide products and services that are consistent with the Fund’s socially responsible investing criteria. The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See “Investment Objectives, Principal Investment Strategies, and Related Risks.”
The Fund’s Sub-Adviser conducts extensive research to identify well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The Sub-Adviser emphasizes individual stock selection and believes that the ability to evaluate management is critical, routinely visiting managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.
Over the years, the Sub-Adviser has developed a list of characteristics that it believes help companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, the Sub-Adviser searches for companies that demonstrate a majority or an appropriate mix of these characteristics:
First Class Management
•	Proven track record

•	Significant personal ownership in business

•	Intelligent allocation of capital

•	Smart application of technology to improve business and lower costs
Strong Financial Condition and Satisfactory Profitability
•	Strong balance sheet

•	Low cost structure/low debt

•	High after-tax returns on capital

•	High quality of earnings
Strong Competitive Position
•	Non-obsolescent products/services

•	Dominant or growing market share

•	Participation in a growing market

10

•	Global presence and brand names
Utilizing these criteria, the Sub-Adviser selects securities of durable, well-managed businesses that can be purchased at value prices and held for the long term. The Sub-Adviser considers selling a security if the issuing company no longer exhibits the characteristics that (i) foster sustainable long-term expansion of earnings; (ii) manage risk; and (iii) enhance the potential for superior long-term returns.
STEWARDSHIP INVESTING
The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for global justice

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship
PRINCIPAL INVESTMENT RISKS
Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings.
WHO MAY WANT TO INVEST?
Consider investing in the Fund if you are:
•	Investing for a long-term goal such as retirement (five-year investment horizon)

•	Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns
This Fund will not be appropriate for anyone:
•	Seeking monthly income

•	Pursuing a short-term goal or investing emergency reserves

•	Seeking safety of principal

11

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS CORE STOCK FUND
The chart on this page and the table on the following page provide some indication of the risks of investing in the Core Stock Fund by showing its Class I performance during its first full calendar year of operations.
The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class I returns because the other classes have different expenses. Past performance (both before and after taxes) does not indicate how the Fund will perform in the future.
The bar chart does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

Best Quarter:	Q2 2007	5.96%
Worst Quarter:	Q4 2007	-3.34%

12

The table below compares the Fund’s Class I average annual total returns to that of its primary benchmark, the S&P 500 Index(3), and to that of its secondary benchmark, the Domini 400 Social Index.(4)
Average Annual Total Returns
(for the periods ended December 31, 2007)(1)

			Since
		Past	Inception of
	Inception	Year	Class I

Class I Return Before Taxes	May 1, 2006	-0.26%	5.63%

Class I Return After Taxes on Distributions (2)		-0.75%	4.87%

Class I Return After Taxes on Distributions and Sale of Fund Shares(2)		0.41%	4.78%

S&P 500 Index(3) (reflects no deduction for fees, expenses or taxes)	December 31, 1993	5.49%	9.37%

Domini 400 Social Index(4) (reflects no deduction for fees, expenses or taxes)	May 1, 1990	3.74%	7.61%
The table assumes that shareholders redeem all their Fund shares at the end of the period indicated.

(1)	Both charts assume reinvestment of dividends and distributions.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown for Class I Shares only. After-tax returns for other classes of shares will vary.

(3)	The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

(4)	The Domini 400 Social Index is an unmanaged index of 400 common stocks that pass multiple broad-based social screens and is intended to be generally representative of the socially responsible investment market.

13

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS CORE STOCK FUND
FEES AND EXPENSES
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption and exchange fee(1)	2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management fees	0.74%
Distribution and Service (12b-1) fees	None
Other expenses	0.31%

Total Annual Fund Operating Expenses	1.05%
Fee waivers and/or expense reimbursements(2)	None

Net Expenses	1.05%

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Core Stock Fund

(1)	Charged only to shares redeemed or exchanged within 30 days from purchase. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.

(2)	The Adviser has entered into an expense limitation agreement with respect to the Core Stock Fund until April 30, 2009, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class I Shares of the Fund to 1.18% of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class I Shares to exceed 1.18% and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

14

RISK/RETURN SUMMARY AND PERFORMANCE
MMA PRAXIS CORE STOCK FUND
Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
Example

	1	3	5	10
Core Stock Fund	Year	Years	Years	Years

Class I Shares	$107	$334	$579	$1,283

•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses. Please note that the example assumes the gross Total Annual Fund Operating Expenses on the previous page for years 1 through 10.
Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

15

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS INTERNATIONAL FUND
INVESTMENT OBJECTIVES
The International Fund seeks capital appreciation. To a lesser extent, it seeks current income.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities of foreign companies which mean companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The Fund’s Sub-Adviser selects securities for purchase by pairing a top-down approach for country and industry allocation and a bottom-up approach for stock selection. Country and industry weightings are determined by reviewing multiple factors, including currency, economic, political and regulatory environments for the country or industry and how that compares to the rest of the world or industries. The Sub-Adviser’s style in selecting securities is a blend of growth and value investment styles. In selecting securities, the Sub-Adviser focuses on maximizing investor opportunity while managing portfolio volatility and risk and working with the Adviser to identify securities appropriate under the Fund’s socially responsible investing criteria. The Sub-Adviser uses the following as criteria to identify with growth investment opportunities: the ability to deliver cash flow growth; solid management; a strong balance sheet; and sustainable competitive advantages. The Sub-Adviser uses the following as criteria to identify with value investment opportunities: securities priced at a discount; catalysts to unlock value; a strong balance sheet; and solid management.
STEWARDSHIP INVESTING
The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for global justice

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship
PRINCIPAL INVESTMENT RISKS
Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. Because the Fund invests primarily in foreign securities, it is subject to the additional risks presented by foreign investments, such as changes in currency exchange rates, a lack of adequate company information and political instability.

16

WHO MAY WANT TO INVEST?
Consider investing in the Fund if you are:
•	Investing for a long-term goal such as retirement (five-year investment horizon)

•	Looking to add a growth component to your portfolio

•	Looking to add foreign investment holdings to your portfolio

•	Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

This Fund will not be appropriate for anyone:
•	Pursuing a short-term goal or investing emergency reserves

•	Seeking safety of principal

•	Seeking a stable share price

17

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS INTERNATIONAL FUND
The chart on this page and the table on the following page provide some indication of the risks of investing in the International Fund by showing its Class I performance during its first full calendar year of operations.
The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class I returns because the other classes have different expenses. Past performance (both before and after taxes) does not indicate how the Fund will perform in the future.
The bar chart does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

Best Quarter:	Q2 2007	6.39%
Worst Quarter:	Q4 2007	-0.33%

18

The table compares the Fund’s Class I average annual total returns to that of its primary benchmark, the Morgan Stanley Capital International — Europe Australasia and Far East Index.(3)
Average Annual Total Returns
(for the periods ended December 31, 2007)(1)

			Since
		Past	Inception of
	Inception	Year	Class I

Class I Return Before Taxes	May 1, 2006	13.02%	11.82%

Class I Return After Taxes on Distributions(2)		12.30%	11.23%

Class I Return After Taxes on Distributions and Sale of Fund Shares(2)		9.35%	10.04%

Morgan Stanley Capital International – Europe Australasia and Far East Index(3) (reflects no deduction for fees, expenses or taxes)	December 31, 1969	11.63%	13.40%

The table assumes that shareholders redeem all their Fund shares at the end of the period indicated.

(1)	Both charts assume reinvestment of dividends and distributions.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown for Class I Shares only. After-tax returns for other classes of shares will vary.

(3)	The Morgan Stanley Capital International — Europe Australasia and Far East Index (MSCI EAFE Index) is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

19

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS INTERNATIONAL FUND
FEES AND EXPENSES
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption and exchange fee(1)	2.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management fees	0.90%
Distribution and Service (12b-1) fees	None
Other expenses	0.41%

Total Annual Fund Operating Expenses	1.31%

Fee waivers and/or expense reimbursements(2)	None

Net Expenses	1.31%

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the International Fund.

(1)	Charged only to shares redeemed or exchanged within 30 days from purchase. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.

(2)	The Adviser has entered into an expense limitation agreement with respect to the International Fund until April 30, 2009, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class I Shares of the Fund to 1.42% of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class I Shares to exceed 1.42%, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

20

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS INTERNATIONAL FUND
Example

	1	3	5	10
International Fund	Year	Years	Years	Years

Class I Shares	$133	$415	$718	$1,579

Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses. Please note that the example assumes the gross Total Annual Fund Operating Expenses on the previous page for years 1 through 10.
Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

21

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS VALUE INDEX FUND
INVESTMENT OBJECTIVE
The Value Index Fund seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund maintains a portfolio of stocks intended to parallel the investment performance of the U.S. large cap value equities market, while incorporating socially responsible investing criteria. The Fund employs an index management strategy designed to track the performance of the MMA Value Index, a custom index calculated by MSCI based on stocks screened by MMA from the MSCI US Prime Market Value Index. The Fund uses sampling and/or optimization techniques to manage the fund to approximate the characteristics of the MMA Value Index without owning all of the stocks in the MMA Value Index.
VALUE INDEX CONSTRUCTION
The MMA Value Index is a custom index calculated by MSCI based on stocks screened by MMA from the MSCI US Prime Market Value Index. The MSCI US Prime Market Value Index represents the value companies (defined by price to book, projected price to earnings, and dividend yield) of the MSCI US Prime Market 750 Index, a universe of large and medium capitalization companies in the US equity market.
STEWARDSHIP INVESTING
The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for global injustice

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship
PRINCIPAL INVESTMENT RISKS
Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to investment style risk, which is the chance that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better — or

22

worse — than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.
WHO MAY WANT TO INVEST?
Consider investing in the Fund if you are:
•	Investing for a long-term goal such as retirement (five-year investment horizon)

•	Looking to add a growth component to your portfolio

•	Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns
This Fund will not be appropriate for anyone:
•	Seeking monthly income

•	Pursuing a short-term goal or investing emergency reserves

•	Seeking safety of principal

23

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS VALUE INDEX FUND
The chart on this page and the table on the following page provide some indication of the risks of investing in the Value Index Fund by showing its Class I performance during its first full calendar year of operations.
The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class I returns because the other classes have different expenses. Past performance (both before and after taxes) does not indicate how the Fund will perform in the future.
The bar chart does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

Best Quarter:	Q2 2007	4.18%
Worst Quarter:	Q4 2007	-8.35%

24

The table below compares the Fund’s Class I average annual total returns to that of its primary index, the MSCI US Prime Market Value Index.(3)
Average Annual Total Returns
(for the periods ended December 31, 2007)(1)

			Since
		Past	Inception of
	Inception	Year	Class I

Class I Return Before Taxes	May 1, 2006	-6.46%	2.65%
Class I Return After Taxes on Distributions(2)		-7.50%	1.36%
Class I Return After Taxes on Distributions and Sale of Fund Shares(2)		-3.43%	2.12%

MSCI US Prime Market Value Index (3) (reflects no deduction for fees, expenses or taxes)	May 1, 2001	0.22%	7.81%

The table assumes that shareholders redeem all their Fund shares at the end of the period indicated.

(1)	Both charts assume reinvestment of dividends and distributions.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown for Class I Shares only. After-tax returns for other classes of shares will vary.

(3)	The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the U.S. equity market. This index targets for inclusion 750 companies.

25

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS VALUE INDEX FUND
FEES AND EXPENSES
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption and exchange fee(1)	2.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management fees	0.30%
Distribution and Service (12b-1) fees	None
Other expenses	0.38%

Total Annual Fund Operating Expenses	0.68%
Fee waivers and/or expense reimbursements(2)	0.03%

Net expenses	0.65%

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Value Index Fund.

(1)	Charged only to shares redeemed or exchanged within 30 days from purchase. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.

(2)	The Adviser has entered into an expense limitation agreement with respect to the Value Index Fund until April 30, 2009, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class I Shares of the Fund to 0.69% of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class I Shares to exceed 0.69%, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

26

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS VALUE INDEX FUND
Example

	1	3	5	10
Value Index Fund	Year	Years	Years	Years

Class I Shares	$66	$215	$376	$844

Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses. Please note that the example assumes the gross Total Annual Fund Operating Expenses on the previous page for years 1 through 10.
Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

27

MMA PRAXIS GROWTH INDEX FUND
INVESTMENT OBJECTIVES
The Growth Index Fund seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund maintains a portfolio of stocks intended to parallel the investment performance of the U.S. large cap growth equities market, while incorporating socially responsible investing criteria. The Fund employs an index management strategy designed to track the performance of the MMA Growth Index. The Fund uses sampling and/or optimization techniques to manage the Fund to approximate the characteristics of the MMA Growth Index without owning all of the stocks in the MMA Growth Index.
GROWTH INDEX CONSTRUCTION
The MMA Growth Index is a custom index calculated by Morgan Stanley Capital International Inc. (‘‘MSCI’’) based on stocks screened by MMA from the MSCI US Prime Market Growth Index. The MSCI US Prime Market Growth Index represents the growth companies (defined using earnings growth projections, current earnings growth, and historical earnings and sales growth) of the MSCI US Prime Market 750 Index, a universe of large and medium capitalization companies in the U.S. equity market.
STEWARDSHIP INVESTING
The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people — Building a world at peace and free from violence

•	Demonstrating a concern for global justice

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship
PRINCIPAL INVESTMENT RISKS
Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to investment style risk, which is the possibility that returns from large capitalization growth stocks will trail returns from other asset classes or the overall stock market. Growth stocks tend to go through cycles of doing better—or worse—than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

28

WHO MAY WANT TO INVEST?
Consider investing in the Fund if you are:
•	Investing for a long-term goal such as retirement (five-year investment horizon)

•	Looking to add a growth component to your portfolio

•	Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

This Fund will not be appropriate for anyone:
•	Seeking monthly income

•	Pursuing a short-term goal or investing emergency reserves

•	Seeking safety of principal

29

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS GROWTH INDEX FUND
Performance information is not included because the Fund had not been in operation for a full calendar year prior to the date of this Prospectus. Performance information will be available once the Fund has been in operation for one calendar year.

30

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS GROWTH INDEX FUND
This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Growth Index Fund.
FEES AND EXPENSES SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption and exchange fee(1)	2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management fees	0.30%
Distribution and Service (12b-1) fees	None
Other expenses	2.11%
Total Annual Fund Operating Expenses	2.41%
Fee waivers and/or expense reimbursements(2)	1.59%
Net expenses	0.82%

(1)	Charged only to shares redeemed or exchanged within 30 days from purchase. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.

(2)	The Adviser has entered into an expense limitation agreement with respect to the Growth Index Fund until April 30, 2009, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class I Shares of the Fund to 0.69% of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class I Shares to exceed 0.69%, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

31

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS GROWTH INDEX FUND
Example

	1	3	5	10
Growth Index Fund	Year	Years	Years	Years

Class I Shares	$84	$599	$1,141	$2,625

Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses. Please note that the Example assumes the Net expenses for year 1, and the gross Total Annual Fund Operating Expenses on the previous page for years 2 through 10.

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

32

MMA PRAXIS SMALL CAP FUND
INVESTMENT OBJECTIVES
The objective of the Small Cap Fund is to maximize long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund attempts to achieve its objectives by primarily choosing investments that the Fund’s Sub-Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The Fund invests under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies. Smaller companies are those with market values at the time of investment between $400 million and $2.5 billion. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants.
The Sub-Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Sub-Adviser’s primary approach to equity-related investing has two distinct but complementary components. First, the Sub-adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will exhibit most of the following characteristics:
•	Consistently high profitability levels;

•	Strong balance sheet quality;

•	Prominent market share positions;

•	Ability to generate excess cash flow after capital expenditures;

•	Management with a significant ownership stake in the company; and

•	Under-valuation based upon various quantitative criteria.
The Sub-Adviser also invests in companies whose assets it has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. Both quantitative and qualitative factors are analyzed in identifying high quality companies as well as undervalued companies.
STEWARDSHIP INVESTING
The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for global justice

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

33

PRINCIPAL INVESTMENT RISKS
Because the value of the Fund’s investments will fluctuate with market conditions and interest rates, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to small capitalization company risk. Small capitalization companies may not have the size, resources or other assets of large capitalization companies. These small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.
WHO MAY WANT TO INVEST?
Consider investing in the Fund if you are:
•	Investing for a long-term goal such as retirement (five-year investment horizon)

•	Willing to accept higher risks of investing in the stock market in exchange for potentially higher long term returns
This Fund will not be appropriate for anyone:
•	Seeking monthly income

•	Pursuing a short-term goal or investing emergency reserves

•	Seeking safety of principal

34

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS SMALL CAP FUND
Performance information is not included because the Fund had not been in operation for a full calendar year prior to the date of this Prospectus. Performance information will be available once the Fund has been in operation for one calendar year.

35

RISK/RETURN SUMMARY AND FUND EXPENSES
MMA PRAXIS SMALL CAP FUND
This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Small Cap Fund.
FEES AND EXPENSES SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption and exchange fee(1)	2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management fees	0.85%
Distribution and Service (12b-1) fees	None
Other expenses	1.33%
Acquired Fund Fees and Expenses (AFFE)(2)	0.03%
Total Annual Fund Operating Expenses	2.21%
Fee waivers and/or expense reimbursements(3)	0.83%
Net expenses(4)	1.38%

(1)	Charged only to shares redeemed or exchanged within 30 days from purchase. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.

(2)	Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests, primarily the money market fund and/or international exchange traded funds. The Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value and are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

(3)	The Adviser has entered into an expense limitation agreement with respect to the Small Cap Fund until April 30, 2009, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class I Shares of the Fund to 1.20% of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors

36

providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of the Class I Shares to exceed 1.20% and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

(4)	The net expenses excluding AFFE are 1.35%.

Example

	1	3	5	10
Small Cap Fund	Year	Years	Years	Years

Class I Shares	$140	$611	$1,109	$2,479

Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses. Please note that the Example assumes the Net expenses for year 1, and the gross Total Annual Fund Operating Expenses on the previous page for years 2 through 10.

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

37

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS
CRITERIA FOR SOCIALLY RESPONSIBLE INVESTING
Although Praxis is a word more commonly used in theological circles than in the context of mutual funds and finance, MMA Capital Management (“MMA” or the “Adviser”) believes that it captures the essence of the investment philosophy of MMA Praxis Mutual Funds (the “Funds” or “Company”). Praxis refers to a way of joining belief and action. It holds that faith detached from works is merely escapism.
The goal of the Company is to join beliefs with deeds, using the tools of socially responsible investing. The Company is governed by a policy that applies social and financial screens to investment decisions. It is the Company’s philosophy that being faithful stewards means using assets God has entrusted to us to promote economic results that are in harmony with ethical beliefs. Accordingly, the Adviser will actively seek ways to promote human well-being, peace and justice through its investment decisions.
When considering an investment, the Adviser analyzes the performance of the issuing company not only for its financial strengths and outlook, but also for the company’s performance on social issues. That is based on the tenet that social investing is good business. By utilizing social investing screens, the Company can encourage corporations to be good stewards of their resources, to care for the environment, and to create work environments that benefit both the employees and the shareholders.
Investors should understand, however, that socially responsible investing outside the United States can be more difficult. Countries have quite different laws and regulations governing the securities markets, financial and company disclosure, environment, labor, health and welfare standards and practices. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply social investing screens abroad than it is in the United States. Accordingly, a Fund may unintentionally invest in foreign companies that may engage in a line of business or other practices that do not meet the Fund’s social screens. Nevertheless, it is the goal of the Adviser to avoid investment in such companies domestically, and international and foreign investments will be screened to attempt to assure that the Funds’ investments are socially responsible based upon the Company’s principles. When the Company becomes aware that it has invested in a company that may be engaged in an activity which is inconsistent with the Company’s principles, it may first seek to use its influence to change that activity and may eventually determine to sell its investment. The Company is not under any strict time schedule to make a decision to sell such investments.
MMA PRAXIS’ STEWARDSHIP INVESTING PHILOSOPHY
Stewardship investing is a philosophy of financial decision-making motivated and informed by social convictions drawn from the 500 year-old Anabaptist-Christian faith tradition. This approach holds in tension a responsibility for the productive use of financial resources and a

38

deep-seated concern for the individuals, communities and environments that are impacted by our investment choices.
To carry out this task, the Funds seek to:
•	Invest in companies that best reflect a set of positive core values.

•	Participate actively in corporate decision-making through shareholder advocacy and direct company dialogue, encouraging positive corporate social practices.

•	Engage in community development investing that widens the door of economic opportunity by empowering disadvantaged individuals and communities through targeted investments.
MMA PRAXIS’ STEWARDSHIP INVESTING GUIDELINES
The following core values have been adopted to help guide the evaluation of a company’s social performance, as a part of the investment selection process. While few companies may reach these ideals in all aspects of social responsibility, the guidelines articulate the Company’s highest expectations for corporate behavior.
In making investment decisions, the Company strives to invest in companies that:
1. Respect the dignity and value of all people. Companies are expected to respect and support the basic human rights of all people to practice self-determination; to live free of fear, violence and intimidation; to lead healthy, well-nourished lives; and to have access to adequate shelter and sanitation. In a diverse, global society, we expect that companies will respect the dignity of individuals and ethnic/cultural groups. Companies should treat all people fairly, avoiding discrimination and stereotyping, and should seek to nurture and benefit from diversity in all aspects of corporate activity. We expect that companies will not attempt to benefit from the misfortunes of disadvantaged individuals or communities or from relationships with oppressive political regimes.
2. Build a world at peace and free from violence. We believe that violence, in all its forms, hinders the growth, prosperity and freedom of humankind. It has no place in corporate structures, practice or production. We desire companies to be engaged in products and services that support life — not those designed to kill, maim or injure. The expansion of the world’s military establishments are not productive endeavors for humanity. We will avoid those companies for whom weapons production and military contracting are a focus of their energy, resources and market development. We expect companies to engage in activities that contribute to healthy and peaceful relationships between individuals, communities and nations. We expect companies to value the sanctity of human life, promote alternative forms of conflict resolutions and to commit to efforts that reduce violence and aggression in world culture.
3. Demonstrate a concern for justice in a global society. All people deserve opportunities to participate in social and economic prosperity. We expect companies to provide fair, sustainable compensation for all employees and subcontractors. Corporate efforts should extend opportunities to the disabled, the disadvantaged and marginalized communities. Company behavior should be based on standards higher than minimum legal requirements. We

39

expect products and services to be offered with honesty and without discrimination. Individuals and communities should be involved in issues and decisions that affect their lives. We expect corporations to act on a basis of shared prosperity, recognizing the value and contributions of all stakeholders in creating and sustaining lasting commercial success.
4. Exhibit responsible management practices. We expect a company to operate in an honest, trustworthy, compassionate and responsible manner. We desire transparency and openness about company policies, finances and behavior. We expect companies to value and empower all employees and to take all reasonable steps to ensure their health and safety. The companies should respect workers’ rights to communicate with management, organize and bargain collectively. We expect companies to negotiate and communicate in good faith and deal fairly and respectfully with all stakeholders. The company should engage in responsible resource management and obey or exceed all relevant laws for environmental concerns, safety and public disclosure. Companies should employ sound practices of corporate governance, including board independence, board and executive compensation and structural integrity. It is our desire for companies to avoid unnecessary litigation and to pursue alternatives where possible. We expect companies to be aggressively engaged in the marketplace, yet be respectful of their competitors and values-centered in their decision-making.
5. Support and involve communities. Communities — within a workforce, around company facilities or representing various ethnic, cultural or political groups — contribute directly and indirectly to the success of corporate endeavors. We believe a company is responsible to contribute its people, expertise and resources to the support and development of these communities. Companies should actively, creatively and aggressively engage in corporate charitable giving. Employee volunteerism, community involvement and personal charitable giving should also be encouraged. We expect communities will be included in decision-making on issues that affect them. Investments should be made that add value to local workforces, living environments and community infrastructures. We expect companies to consider the impact their products and production methods have on efforts to build healthy, productive communities. To this end, we will avoid companies materially engaged in alcohol and tobacco production and in the gaming industry.
6. Practice environmental stewardship. The natural environment is a finite resource, the inheritance of future generations and a gift from God. We expect companies to respect the limits of our natural resources and to work toward environmental sustainability. Companies should “reduce, reuse and recycle,” pursue cleaner and more efficient production methods and bear a deep concern for the welfare of animals, minimizing animal testing, wherever possible. We value a company’s involvement in the environmental technology and services arena. We expect companies to engage in honest, transparent environmental reporting, to support respected environmental principles and to publicly promote the value of the environment.
Consistent with the foregoing investment criteria for socially responsible investing, the Board of Trustees of the Company has authorized the Funds to make certain types of community development investments. These consist of investments in local community-oriented investment programs which are intended to provide economic growth and opportunity in areas deemed suitable for investments of this type. The objective of such community development

40

investments is to foster sustainable social and economic well-being through the use of targeted investments.
In connection with these community development investments, the Funds have received from the Securities and Exchange Commission an exemptive order that permits each of the Funds to invest a limited portion of its respective net assets in securities issued by an affiliate of the Adviser, MMA Community Development Investments, Inc. (“MMA-CDI”). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts in this area primarily through the sale to investors of interests in certain investments pools that it has established (the “CDI-Notes”). Assets raised through such offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees, is permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the then-prevailing market rate and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investments-grade securities. As a result, they are expected to underperform other fixed income securities in which a Fund otherwise might invest. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund’s goals for stewardship investment at the community level.
You can find more information on the Funds’ Stewardship Investing Guidelines and related activities by visiting the MMA Praxis website at: http://www.mmapraxis.com.

41

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS
MMA PRAXIS INTERMEDIATE INCOME FUND
TICKER SYMBOL: MIIIX
INVESTMENT OBJECTIVES
The primary investment objective of the Intermediate Income Fund is to seek current income with capital appreciation as a secondary objective.
POLICIES AND STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of all types, consistent with the Fund’s socially responsible criteria. Under normal market conditions the Fund will maintain a dollar-weighted average maturity of three to ten years.
Consistent with the Intermediate Income Fund’s investment objectives, the Fund:
•	invests in fixed income securities consisting of bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies of instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest up to 10% of its net assets in fixed income securities rated within the fifth and sixth highest rating categories at the time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”). Except for the 10% of its assets noted above, the Fund will invest in corporate debt securities only if they are rated within the four highest long-term rating categories at the time of purchase by one or more NRSRO or, if unrated, which the Adviser has determined to present attractive opportunities and are of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. For these securities in the fourth through sixth highest categories, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities

42

dealer)	at an agreed-upon price on an agreed-upon date (usually within seven days of purchase);

•	may purchase securities on a when-issued or delayed-delivery basis in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period; and

•	may invest in other investment companies.
The Fund is operated pursuant to an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA.
In the event that the Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.
Shareholders of the Intermediate Income Fund will receive at least 60 days prior notice of any changes to the Fund’s 80% investment policy as described above.

43

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS
MMA PRAXIS CORE STOCK FUND
TICKER SYMBOL: MMCSX
INVESTMENT OBJECTIVES
The primary investment objective of the Core Stock Fund is to seek capital appreciation with current income being a secondary investment objective.
POLICIES AND STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks and primarily in undervalued securities of large capitalization companies (those companies having greater than $10 billion in assets) which, in the Adviser’s view, provide products and services that are consistent with the Fund’s socially responsible criteria.
Consistent with the Core Stock Fund’s investment objective, the Fund:
•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government- sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

44

•	may invest in other investment companies.

The Fund is operated pursuant to an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA. The Fund may invest, to a limited extent, in stock index futures contracts. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in CDI-Notes; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
In the event that the Sub-Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.
Shareholders of the Core Stock Fund will receive at least 60 days prior notice of any changes to the Fund’s 80% investment policy as described above.

45

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS
MMA PRAXIS INTERNATIONAL FUND
TICKER SYMBOL: MPIIX
INVESTMENT OBJECTIVES
The primary investment objective of the International Fund is to seek capital appreciation with current income as a secondary objective.
POLICIES AND STRATEGIES
The Fund invests at least 65% of the value of its total assets in equity securities of foreign companies, which means companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The Fund will normally invest in at least 8 different countries outside the United States.
Consistent with the International Fund’s investment objective, the Fund:
•	invests in common stocks of foreign issuers;

•	invests in sponsored and unsponsored depositary receipts;

•	invests in options, warrants and other securities convertible into common stocks;

•	may invest up to 35% of its total assets in investment grade fixed income instruments;

•	may purchase and sell foreign currencies on a spot or forward basis;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase);

•	may engage in options transactions;

•	may engage in futures transactions as well as invest in options on futures contracts solely for hedging purposes;

•	may purchase securities on a when-issued or delayed-delivery basis in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period; and

•	may invest in other investment companies.

46

The Fund is operated pursuant to an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA.
In the event that the Sub-Adviser determines that the current market conditions are not suitable for the Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

47

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS
MMA PRAXIS VALUE INDEX FUND
TICKER SYMBOL: MVIIX
INVESTMENT OBJECTIVE
The primary investment objective of the Value Index Fund is to seek capital appreciation.
POLICIES AND STRATEGIES
The Fund maintains a portfolio of stocks intended to parallel the investment performance of the U.S. large cap value equities market, while incorporating socially responsible investing criteria. The Fund employs a passive management strategy designed to track the performance of the MMA Value Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that make up the MMA Value Index. The Fund invests primarily in equity securities and utilizes “indexing” techniques to approximate the performance of the MMA Value Index.
Consistent with the Value Index Fund’s investment objective, the Fund:
•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

48

•	may invest in other investment companies.
The Fund is operated pursuant to an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA. The Fund may invest, to a limited extent, in stock index futures contracts. To track its target index, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in CDI-Notes; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
In the event that the Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.
Shareholders of the Value Index Fund will receive at least 60 days prior notice of any changes to the Fund’s 80% investment policy as described above.

49

MMA PRAXIS GROWTH INDEX FUND
TICKER SYMBOL: MMDEX
INVESTMENT OBJECTIVE
The primary investment objective of the Growth Index Fund is to seek capital appreciation.
POLICIES AND STRATEGIES
The Fund maintains a portfolio of stocks intended to parallel the investment performance of the U.S. large cap growth equities market, while incorporating socially responsible investing criteria. The Fund employs an index management strategy designed to track the performance of the MMA Growth Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that make up the MMA Growth Index. The Fund invests primarily in equity securities and utilizes “indexing” techniques to approximate the performance of the MMA Growth Index.
Consistent with the Growth Index Fund’s investment objective, the Fund:
•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

•	may invest in other investment companies.

50

The Fund is operated pursuant to an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA. The Fund may invest, to a limited extent, in stock index futures contracts. To track its target index, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in CDI-Notes; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
In the event that the Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.
Shareholders of the Growth Index Fund will receive at least 60 days prior notice of any changes to the Fund’s 80% investment policy as described above.

51

MMA PRAXIS SMALL CAP FUND
TICKER SYMBOL: MMSIX
INVESTMENT OBJECTIVES
The primary investment objective of the Small Cap Fund is to maximize long- term capital appreciation.
POLICIES AND STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of smaller companies (those companies having between $400 million and $2.5 billion in assets) which, in the Adviser’s view, provide products and services that are consistent with the Company’s socially responsible criteria.
Consistent with the Small Cap Fund’s investment objective, the Fund:
•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

•	may invest in other investment companies.

52

The Fund is operated pursuant to an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA. The Fund may invest, to a limited extent, in stock index futures contracts. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in CDI-Notes; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
In the event that the Sub-Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.
Shareholders of the Small Cap Fund will receive at least 60 days prior notice of any changes to the Fund’s 80% investment policy as described above.

53

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS
INVESTMENT RISKS — RISK FACTORS: ALL FUNDS
An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested.
Generally, the Funds will be subject to the following additional risks:
•	Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds’ performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund’s investment portfolio, national and international economic conditions and general market conditions.

•	Interest Rate Risk: Interest rate risk refers to the risk that the value of the Funds’ fixed income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.

•	Credit Risk: Credit risk refers to the risk related to the credit quality of the issuer of a security held in a Fund’s portfolio. The Funds could lose money if the issuer of a security is unable to meet its financial obligations.

•	Company Risk: Company risk refers to the risk that the market value of the Funds’ investments in common stock can vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which a Fund invests largely determines the Fund’s long-term performance.

•	Financial Services Risk: Financial services risk refers to the risks of investing a significant portion of a Fund’s assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Un-diversified loan portfolios: financial services companies whose securities a Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

•	Headline Risk: Headline risk refers to the risk that publicity may adversely affect the value of an investment. When consistent with a Fund’s investment strategy, investment selections may include companies with expanding earnings at value prices. A Fund may make such investments when a company becomes the center of controversy after receiving adverse

54

media attention. While portfolio managers research companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.
•	Selection Risk: Selection risk refers to the risk that the securities selected for the Funds may underperform the S&P 500®Index or other funds with similar investment objectives and strategies.

•	Screening Risk: The application of social screens to the available universes from which the Funds’ portfolio managers select securities may impact the performance of the funds relative to unscreened portfolios following the same investment mandate. Funds applying social screens may be adversely affected by certain economic and investment environments which may prevail for several years in a row. There may also be environments that benefit social investors because certain underperforming sectors and industries are excluded from purchase.
THE INTERNATIONAL FUND — FOREIGN SECURITIES SPECIFIC RISK FACTORS
The Funds, and in particular the International Fund, may invest in foreign securities which involve additional investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, or a lack of adequate company information, lack of liquidity, and lack of government regulation.
Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. When the value of a foreign currency declines against the U.S. dollar, the value of foreign securities will tend to decline.
The International Fund may invest up to 25% of its net assets in countries with less developed securities markets. Investments in such emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility.
Please see the Statement of Additional Information (“SAI”) for more information about these investment polices.

55

DISCLOSURE OF PORTFOLIO HOLDINGS
The Core Stock Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund will disclose their complete month-end portfolio holdings on the Funds’ website at http://www.mmapraxis.com no earlier than five business days after the end of each month. If there are material changes to the Funds’ portfolio holdings during a given month, the portfolio holdings list will be updated on the website as soon as reasonably practicable. The monthly portfolio holdings list will remain on the website until quarterly reports are filed with the Securities and Exchange Commission (“SEC”). The Intermediate Income Fund and the International Fund disclose their calendar quarter-end top ten portfolio holdings on the website no earlier than five business days after the end of each calendar quarter.
A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the SAI.

56

SHAREHOLDER INFORMATION
PRICING OF FUND SHARES
HOW NAV IS CALCULATED
The NAV per Class I Share is calculated by adding the total value of a Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding Class I Shares of the Fund:
     NAV =

Total Assets - Liabilities
Number of Shares Outstanding
Per share net asset value (NAV) for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time on days the Exchange is open.
Your order for purchase, sale or exchange of shares is priced at the next NAV, calculated after your order is accepted by the Fund. Many of the securities held by the International Fund are listed on foreign exchanges and the NAV of the International Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
Each Fund’s securities, other than short-term debt obligations, are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by a method approved by the Funds’ Trustees. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost.
BUSINESS DAYS DEFINED
A business day for the Funds is generally a day that the New York Stock Exchange is open for business. The Exchange and the Funds will not open in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

57

SHAREHOLDER INFORMATION
PURCHASING AND ADDING TO YOUR SHARES
You may purchase Class I Shares of the Funds through the Distributor or through investment representatives, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by 4:00 p.m. Eastern Time and may have an earlier cut-off time for purchase and sale requests. Such investment representatives may designate other entities to receive purchase and redemption orders on behalf of the Funds. Consult your investment representative for specific information.
All purchases must be in U.S. dollars. No cash, money orders, traveler’s checks, credit card checks, or counter checks will be accepted. Certain starter and third party checks may not be accepted for initial purchases. In addition, the Funds may refuse to accept certain other forms of payment at their discretion. If your check is returned for insufficient funds or uncollected funds you will be responsible for any resulting loss or fees incurred by the Funds or the Distributor in the transaction.
CUSTOMER IDENTIFICATION PROGRAM
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy shares of the Funds, the Funds or your investment representative will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your investment representative are unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. In the event of fraud or wrongdoing, your assets will not be redeemable, and the account will be frozen.

	MINIMUM INITIAL	MININUM SUBSEQUENT
ACCOUNT TYPE	INVESTMENT	INVESTMENT
Class I	$1 million	N/A

58

PURCHASING AND ADDING TO YOUR SHARES (CONTINUED)
A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it to be in the best interest of the Fund and its shareholders.
The Funds reserve the right to reject any order for purchase or exchange into a Fund that may have an adverse impact on such Fund’s long-term shareholders and/or that appears to indicate short-term trading activity.
INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT
BY REGULAR MAIL
Initial Investment:
1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2. Make check or bank draft payable to “MMA Praxis Mutual Funds.”
3. Mail to: MMA Praxis Mutual Funds, P.O. Box 5356, Cincinnati, Ohio 45201-5356.
Subsequent Investment:
1. Use the investment slip attached to your account statement. Or, if unavailable, include the following information on a piece of paper:
•	Fund name and Class I

•	Amount invested

•	Account name

•	Fund and account number

•	Include your Fund and account number on your check.

2. Mail to:	MMA Praxis Mutual Funds, P.O. Box 5356 Cincinnati, Ohio 45201-5356
AVOID 28% TAX WITHHOLDING
The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct tax identification number (or “TIN”) on your account application.

59

PURCHASING AND ADDING TO YOUR SHARES (CONTINUED)
BY OVERNIGHT SERVICE
Please call 1-800-9-PRAXIS for mailing instructions.
ELECTRONIC PURCHASES
Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank.
Your bank or broker may charge for this service.
Establish electronic purchase option on your account application or call 1-800-9-PRAXIS. Your account can generally be set up for electronic purchases within 15 days.
Call 1-800-9-PRAXIS to arrange a transfer from your bank account.
BY WIRE TRANSFER
Note: Your bank may charge a wire transfer fee.
For initial investment:
Please call 1-800-9-PRAXIS for a confirmation number, instructions for returning your completed application and wiring instructions.
ELECTRONIC VS. WIRE TRANSFER
Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH). ACH transactions usually clear within 2 to 3 days, but may take up to 8 days to clear. There is generally no fee for ACH transactions. ACH purchases are also subject to three-day escrow hold.
DIVIDENDS AND DISTRIBUTIONS
All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.
DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU’VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

60

SELLING YOUR SHARES
You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund’s transfer agent. Your proceeds will be reduced by any applicable redemption fee. Normally you will receive your proceeds within a week after your request is received. See section on “General Policies on Selling Shares” below.
INSTRUCTIONS FOR SELLING SHARES
BY TELEPHONE (unless you have declined telephone sales privileges)
Call 1-800-9-PRAXIS (1-800-977-2947) between 8:30 a.m. and 7:00 p.m. Eastern Time, on days the Funds are open for business, with instructions as to how you wish to receive your funds (i.e., by mail, wire, or electronic transfer).
BY MAIL
1. Write a letter of instruction indicating:

•	your Fund, Fund number and account number

•	amount you wish to redeem

•	address where your check should be sent

•	account owner signature

2. Mail to:	MMA Praxis Mutual Funds P.O. Box 5356 Cincinnati, Ohio 45201-5356.
WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is known as redeeming shares or a redemption of shares. A redemption fee may apply to shares held less than 30 days.
BY OVERNIGHT SERVICE
Please call 1-800-9-PRAXIS for mailing instructions.
Note: A $10.00 overnight mail fee may be charged to your account.
WIRE TRANSFER
You must indicate this option on your application. Call 1-800-9-PRAXIS to request a wire transfer. If you call by 4 p.m. Eastern Time, your payment will normally be wired to your bank on the next business day. The Fund may charge a wire transfer fee.
Note: Your financial institution may also charge a separate fee.

61

SHAREHOLDER INFORMATION
GENERAL POLICIES ON SELLING SHARES
REDEMPTIONS IN WRITING REQUIRED
The following circumstances require that your request to sell shares be made in writing accompanied by an original signature guarantee to help protect against fraud. We accept original signature guarantees from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations participating in a “Medallion Program.” The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED.
•	The redemption proceeds are over $50,000.

•	The redemption proceeds are to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).

•	The check is not being mailed to the address on your account.

•	The check is not being made payable to the owner of the account.

•	The redemption proceeds are being transferred to another Fund account with a different registration.

•	The redemption proceeds are being sent via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.
We may require additional documentation of authority when a corporation, partnership, trust, fiduciary, executor or administrator requests a redemption. Contact the Distributor for requirements.
VERIFYING TELEPHONE REDEMPTIONS
The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have been taken, the Transfer Agent will not be liable for losses due to unauthorized transactions.

62

REDEMPTIONS WITHIN 15 DAYS OF SHARES PURCHASED BY CHECK
When you have made your investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a bank wire. Certified checks are also subject to a 15-day escrow hold.
DELAYED REDEMPTION REQUEST
Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
REDEMPTION IN KIND
The Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.
UNDELIVERABLE DIVIDEND DISTRIBUTION, CAPITAL GAIN AND REDEMPTION CHECKS
For any shareholder who chooses to receive dividend and/or capital gain distributions in cash if the dividend distribution and/or capital gain checks(1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account will be changed automatically so that all future dividend and/or capital gain distributions are reinvested in your account. Additionally, all dividend distribution, capital gain distribution and redemption checks that remain uncashed for six months will be canceled and the money reinvested in the shareholder’s account at the current NAV.
FEE FOR SHORT-TERM REDEMPTIONS OR EXCHANGES
A 2.00% redemption fee is generally imposed on redemptions and exchanges within 30 days of purchase. See “Market Timing and Excessive Trading — Redemption Fee” below.
CLOSING OF SMALL ACCOUNTS
If your Fund account falls below $1,000,000 due to your redemptions, the Fund may ask you to increase your balance. If it is still below $1,000,000 after 60 days after notification, the Fund may notify you and close your account and send you the proceeds computed at the current NAV.

63

MARKET TIMING AND EXCESSIVE TRADING
Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The Funds do not accommodate market timers. On behalf of the Funds, the Board of Trustees has adopted policies and procedures to discourage short term trading or to compensate the Funds for costs associated with it. If the Funds believe, in their sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Funds may, with or without prior notice to the investor, reject further purchase orders from that investor, and the Funds disclaim responsibility for any consequent losses that the investor may incur. The Funds’ response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Funds.
REDEMPTION FEE
The Fund will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described below. This fee does not apply to shares acquired via dividend reinvestment, shares held in most qualified retirement plans that are established as omnibus accounts or managed by a third-party administrator, shares sold as part of an exchange to another MMA Praxis Fund (excluding the MMA Praxis Class of the Pax World Money Market Fund), non-discretionary rebalancing programs, redemptions requested within 30 days following the death or disability of the shareholder, or certain omnibus accounts where it is impractical to impose the fee. The fee will be limited to the extent that any shares that are not subject to the fee (e.g., shares acquired via a dividend reinvestment) are sold or exchanged first. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management.
RESTRICTION AND REJECTION OF PURCHASE OR EXCHANGE ORDERS
The Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. The Funds reserve the right to delay, for up to one business day, the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case, both the redemption and purchase will be processed at the conclusion of the delay period.
The Funds’ policy imposing redemption fees applies uniformly to all investors. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of any of the Funds; and (3) enforce its market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the any of the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”),

64

any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of any of the Funds on behalf of other persons.
Important Notice to Financial Intermediaries
The Funds require that you identify yourself if you are a financial intermediary that establishes omnibus accounts in the Funds for your customers. If you do not identify yourself and a Fund determines that you are a financial intermediary, the Fund has the right to refuse future purchases from you and will apply its Market Timing Policy to your account(s) or may close your account immediately and send you the proceeds computed at the current NAV.
RISKS PRESENTED BY EXCESSIVE TRADING PRACTICES
Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders. For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

65

EXCHANGING YOUR SHARES
INSTRUCTIONS FOR EXCHANGING SHARES
You can exchange your Class I Shares in one Fund for Class I Shares of another Fund. Shares held less than 30 days may incur a fee upon exchange. Please see the section entitled “General policies on selling shares” and the heading regarding “Fee for Short-Term Redemptions or Exchanges.”
You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Exchanges may be made by sending a written request to MMA Praxis Mutual Funds, P.O. Box 5356, Cincinnati, Ohio 45201-5356, or by calling 1-800-9-PRAXIS. Please provide the following information:
•	Your name and telephone number

•	The exact name on your account, the Fund number and the account number

•	Taxpayer identification number

•	Dollar value or number of shares to be exchanged

•	The name of the Fund and the Fund number from which the exchange is to be made and the account number

•	The name of the Fund and the Fund number into which the exchange is being made. If this is an existing account, please provide the account number.
See “Selling your Shares” for important information about telephone transactions.
NOTES ON EXCHANGES
The registration and tax identification numbers of the two accounts must be identical. The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.
Be sure to read carefully the prospectus of any Fund into which you wish to exchange shares.
DIRECTED DIVIDENDS
A shareholder with an account having a current market value of at least $1,000,000 may elect to have all income dividends and capital gains distributions reinvested in one of the Company’s other Funds (provided the other Fund is maintained at its minimum required balance). The entire directed dividend (100%) must be reinvested into the other Fund if this option is chosen. This option is available only to the same shareholder involving Funds with the same shareholder registration.
The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to the participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Funds.

66

AUTOMATIC VOLUNTARY CHARITABLE CONTRIBUTIONS TO THE MENNONITE FOUNDATION
The Mennonite Foundation, Inc. was organized as a not-for-profit, public foundation in 1952 and received 501(c)(3) tax status in 1953. The Foundation’s primary purposes are to facilitate the missions of church institutions through a wide range of planned giving and asset management services, and to provide stewardship education seminars in church and other settings.
In keeping with the socially responsible objectives of the Funds, Fund shareholders may elect to make automatic, voluntary contributions of all or a percentage of their income dividends and/or capital gains to The Mennonite Foundation, Inc. In order to make such an election, shareholders must elect to receive income dividends and/or capital gain distributions in cash. Shareholders may indicate their desire to contribute by completing the appropriate section of the account application regarding dividend elections. In order to qualify for the automatic charitable contributions plan, shareholders are required to maintain a minimum balance of $10,000 in the account from which voluntary contributions are made.
The Foundation will manage contributions received from shareholders in the Foundation’s “Charitable Gift Fund,” under current operating procedures. A shareholder may advise the Foundation, with respect to their contributions, as to the identity of desired charitable distributees and the possible timing and amounts of distributions. The Charitable Gift Fund has a minimum distribution amount of $100. The Foundation retains legal and equitable control of the Charitable Gift Fund and follows a published list of guidelines when determining whether to make a distribution. Shareholders with an account balance under $10,000 may also participate in The Mennonite Foundation Charitable Gift Fund by making contributions directly to the Foundation.
In 2007, the Foundation disbursed approximately $35.8 million to church and charitable organizations. Contributions to the Foundation are charitable contributions and, subject to tax law limitations, are tax deductible on the itemized tax return of the contributor. Shareholders who contribute to the Foundation will receive an annual report of Foundation activities during the year.
The directors of the Foundation serve in a voluntary capacity and are not paid directly or indirectly for their service to the Foundation, except for expenses associated with directors’ meetings. The Foundation and the Adviser share a common board of directors and also have certain officers in common.
You may obtain additional information, including the operating procedures of the Charitable Gift Fund, by writing to The Mennonite Foundation, 1110 N. Main Street, P.O. Box 483, Goshen, Indiana, 46528.
CHARITABLE GIFT OPTION
The Charitable Gift Option allows certain shareholders of the Funds to designate all or any portion of their accounts to automatically be transferred to a church or charitable organization

67

at the death of the shareholder. To participate in the Charitable Gift Option, shareholders should call 1-800-9-PRAXIS for more information and to receive the necessary enrollment forms. For a shareholder to change the Charitable Gift Option instructions or to discontinue the feature, a written request must be sent to the Funds. It shall be the responsibility of the shareholder to ascertain the tax-exempt qualification of a receiving organization. Neither the Company, the Adviser, nor the Distributor will verify the qualifications of any receiving organizations or issue any charitable receipts. An investor should consult with his or her own tax counsel and estate planner as to the availability and tax and probate consequences of this feature of the Funds under applicable state or federal law.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on the Core Stock Fund, the International Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund are usually paid semiannually. Income dividends on the Intermediate Income Fund are usually paid monthly. Capital gains, if any, for all Funds are distributed at least annually.
Dividends and other distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.
An exchange of shares is considered a sale, and gains from any sale or exchange may be subject to applicable taxes.
Dividends generally are taxable as ordinary income. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your Fund shares.
If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.
Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.
If a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders.
A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

68

In certain years, you may be able to claim a credit or deduction for your share of foreign taxes paid by the International Fund.
You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.
Foreign shareholders may be subject to special withholding requirements. This tax discussion is meant only as a general summary. Because each investor’s tax situation is unique, you should consult your tax advisor about the particular consequences to you of investing in the Funds.

69

FUND MANAGEMENT
THE INVESTMENT ADVISER
MMA, 1110 North Main Street, Goshen, Indiana 46528, is the investment adviser for the Funds. The Adviser, which is a separate corporate entity controlled by the board of directors of Mennonite Mutual Aid, Inc., is a registered investment adviser with the SEC. As of December 31, 2007, the Adviser had over $16.2 million in assets under management, primarily through management of large accounts for individuals and institutions, which amount excludes the assets managed by the Adviser for the Funds.
MMA has retained Evergreen Investment Management Company, LLC (“Evergreen”) as investment sub-adviser to the International Fund, Davis Selected Advisers, L.P. (“Davis”) as investment sub-adviser to the Core Stock Fund and Luther King Capital Management Corporation (“Luther King”) as investment sub-adviser to the Small Cap Core Stock Fund (each of Evergreen, Davis and Luther King may be hereafter referred to as a “Sub-Adviser” and, together, the “Sub-Advisers”). Evergreen, which is located at 200 Berkeley Street, Boston, Massachusetts 02116, has a team of investment professionals specializing in international investment management and, as of December 31, 2007, had approximately $274.7 billion in assets under management in the Evergreen mutual funds. The main offices of Davis are located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706 and 609 Fifth Avenue, 11th Floor, New York, NY 10017. As of December 31, 2007, Davis had $105 billion in assets under management, comprised primarily of large cap equities, multi cap equities, REIT, financial stocks, and convertible securities. Davis offers services in separate accounts, mutual funds (both retail and institutional classes), off-shore mutual funds (Luxembourgh-based SICAVS), wrap accounts and through sub-advisory relationships. The main offices of Luther King are located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. As of December 31, 2007, Luther King had over $7.7 billion in assets under management.
MMA makes the day-to-day investment decisions for the Intermediate Income Fund, the Value Index Fund and the Growth Index Fund, and oversees the Sub-Advisers’ investments for the International Fund, the Core Stock Fund and the Small Cap Fund. In addition, MMA continuously reviews, supervises and administers each Fund’s investment program, and is responsible for directing the “Stewardship Investing” aspects of each Fund’s program. For these advisory services, the Funds paid the following fees during the fiscal year ended December 31, 2007:

70

PERCENTAGE OF
AVERAGE NET ASSETS
AS OF 12/31/07

INTERMEDIATE INCOME FUND	0.50%

CORE STOCK FUND	0.74%

INTERNATIONAL FUND	0.90%

VALUE INDEX FUND	0.30%

GROWTH INDEX FUND	0.30%

SMALL CAP FUND	0.85%

*	The Adviser waived a portion of its fees for the fiscal year ended December 31, 2007. Contractual fees (as a percentage of average daily net assets) were 0.50%, 0.74%, 0.90%, 0.30%, 0.30% and 0.85% for the Intermediate Income Fund, the Core Stock Fund, the International Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement, provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares to exceed the limits noted above in the “Fees and Expenses” section for each of the Funds. Pursuant to that agreement, during the fiscal year ended December 31, 2007, the Core Stock Fund and the International Fund repaid to the Adviser $259,764 and $94,164, respectively. During the fiscal year ended December 31, 2007, the Adviser waived $397,438, $17,107, $53,285 and $38,292 in respect to the Intermediate Income Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement between the Funds and the Adviser, and the Sub-Investment Advisory Agreements between the Adviser and each Sub-Adviser is available in the Funds’ annual report to shareholders for the period ending December 31, 2007.
PORTFOLIO MANAGERS
The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds’ portfolios:
CORE STOCK FUND
CHRISTOPHER C. DAVIS
     — Christopher C. Davis has served as a Portfolio Manager of the Core Stock Fund since January 2, 2006. Mr. Davis joined Davis as an Assistant Portfolio Manager and Research Analyst in 1989 and has served as a portfolio manager of equity funds managed by Davis since 1991. Mr. Davis received a MA in Philosophy from the University of St. Andrews in 1987.

71

KENNETH C. FEINBERG
     — Kenneth Charles Feinberg has served as a Portfolio Manager of the Core Stock Fund since January 2, 2006, and also manages other equity funds advised by Davis. Mr. Feinberg started with Davis as a Research Analyst in December 1994. He received a BA in Psychology from John Hopkins University in 1979, and a MBA in Finance from Columbia University School of Business in 1985.
VALUE INDEX FUND
CHAD HORNING, CFA
     — Chad Horning has been co-manager of the Value Index Fund since its inception. He was co-portfolio manager of the Core Stock Fund from 2000 to 2005. He began at MMA as an equity analyst in 1999. Prior to joining MMA, he was an economic analyst for Devtech Systems, an international development consulting firm in Washington, DC. He received a BA in Economics from Goshen College in 1991and an MA in Economics from the University of Maryland in 1996. He is a Chartered Financial Analyst (CFA) charterholder.
INTERMEDIATE INCOME FUND
BENJAMIN BAILEY, CFA
     — Benjamin Bailey joined MMA in 2000. He was named co-portfolio manager of the Intermediate Income Fund in March 2005 and, prior to that time, served as assistant portfolio manager for the Fund since 2002. He began his investment career at MMA working as an investment services support assistant and then as a fixed income research analyst. Benjamin received his BS in Business-Economics from Huntington College in 2000. He is a CFA charterholder.
DELMAR KING
     — Delmar King has managed the Intermediate Income Fund since its inception. He began his investment career with Mennonite Mutual Aid in 1973. He received a BA in Economics from Goshen College and received a Master’s Degree in Business Administration from Indiana University in 1971.
INTERNATIONAL FUND
FRACIS X. CLARÓ
     — Francis X. Claró has more than 21 years of investment experience and has managed the Fund since July 31, 2007. He joined Evergreen in 1994 and has managed the International Small Cap Equity team for Evergreen or one of its predecessor firms since 1994. Prior to joining Evergreen, he served as an Investment Officer with the Inter-American Investment Corporation and as a Senior Consultant for Price Waterhouse’s International Consulting. He

72

received a BS in business from ESADE in Barcelona, Spain in 1983, an MS in economics from the London School of Economics in 1984, and an MBA from the Harvard Business School in 1991. He is a CFA charterholder.
GROWTH INDEX FUND
CHAD HORNING, CFA
     — Chad Horning is manager of the Growth Index Fund. He began at MMA as an equity analyst in 1999. Prior to joining MMA, he was an economic analyst for Devtech Systems, an international development consulting firm in Washington, DC. He received a BA in Economics from Goshen College in 1991 and an MA in Economics from the University of Maryland in 1996. He is a CFA charterholder.
SMALL CAP FUND
J. LUTHER KING, JR., CFA
     — J. Luther King, Jr. is a principal and the founder of Luther King Capital Management Corporation. He has been managing investment portfolios since 1963 and is co-manager of the Small Cap Fund. Prior to establishing Luther King, Luther was a senior investment officer for Shareholders Management Company (now AIG) and a director of Lionel D. Edie & Company (now part of J.P. Morgan Chase & Co.). He received his B.S.C. and M.B.A. degrees from Texas Christian University. He is a CFA charterholder.
STEVEN R. PURVIS, CFA
     — Steven R. Purvis is a principal of Luther King Capital Management Corporation and a portfolio manager with twenty years of experience. After joining Luther King in 1996 as an equity analyst, Steve became the Director of Research and is co-manager of the Small Cap Fund. Prior to joining Luther King, Steve was an analyst with Waddell & Reed, Inc. and Roulston Research Corporation. He received his B.S. from the University of Missouri, Columbia and his M.B.A. from the University of Missouri, Kansas City. He is a CFA charterholder.
The SAI has more detailed information about MMA, Evergreen, Davis, Luther King and other service providers, as well as additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the applicable Fund.
THE DISTRIBUTOR AND ADMINISTRATOR
IFS Fund Distributors, Inc. (“IFS”) is the Funds’ distributor and JPMorgan Chase Bank, N.A. (“JPMorgan”) is the Funds’ administrator. The address of the distributor is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The address of the administrator is 303 Broadway, Suite 900, Cincinnati, Ohio 45202.

73

CAPITAL STRUCTURE
MMA Praxis Mutual Funds was organized as a Delaware business trust on September 30, 1993, and overall responsibility for the management of the Funds is vested in the Board of Trustees. Shareholders will each be liable for all obligations of a Fund in which they hold shares. However, the risk of a shareholder incurring financial loss on account of liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held and will vote in the aggregate and not by series, except as otherwise expressly required by law.

74

FINANCIAL HIGHLIGHTS
INTRODUCTION
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or shorter periods, as applicable). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in a Fund assuming the reinvestment of all dividends and distributions. This information for the period from May 1, 2006 through December 31, 2006 and the year ended December 31, 2007 has been derived from financial statements audited by Ernst & Young LLP. The report of Ernst & Young LLP, along with each Fund’s financial statements, are included in the annual report of the Funds, which is available upon request.
Intermediate Income Fund Class I

	Year Ended	Period Ended
	December	December 31,
For a share outstanding throughout the period indicated.	31, 2007	2006 (a)

Net Asset Value at Beginning of Period	$9.65	$9.47

Investment Activities:
Net investment income	0.43	0.29
Net realized and unrealized gains from investment	0.15	0.18

Total from Investment Activities	0.58	0.47

Distributions:
Net investment income	(0.46)	(0.29)

Paid in capital from redemption fees	—	—	(b)

Net Asset Value, End of Period	$9.77	$9.65

Total Return (excludes redemption charge)	6.18%	5.07%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$212,097	$206,221
Ratio of expenses to average net assets	0.63%	0.63%	(d)
Ratio of net investment income to average net assets	4.48%	4.47%	(d)
Ratio of expenses to average net assets*	0.77%	0.76%	(d)
Portfolio Turnover (e)	29.22%	34.19%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006

(b)	Amount rounds to less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

75

Core Stock Fund Class I

	Year Ended	Period Ended
	December	December 31,
For a share outstanding throughout the period indicated.	31, 2007	2006 (a)

Net Asset Value at Beginning of Period	$15.45	$14.76

Investment Activities:
Net investment income	0.20	0.04
Net realized and unrealized gains (losses) from investment	(0.24)	1.41

Total from Investment Activities	(0.04)	1.45

Distributions:
Net investment income	(0.19)	—
Net realized gain	(0.28)	(0.76)

Total Distributions	(0.47)	(0.76)

Net Asset Value, End of Period	$14.94	$15.45

Total Return (excludes redemption charge)	(0.26%)	9.86%	(b)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$159,737	$173,565
Ratio of expenses to average net assets	1.05%	1.02%	(c)
Ratio of net investment income to average net assets	1.20%	0.43%	(c)
Ratio of expenses to average net assets*	1.05%	1.03%	(c)
Portfolio Turnover (d)	12.17%	72.41%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

76

International Fund — Class I

	Year Ended	Period Ended
	December	December 31,
For a share outstanding throughout the	31, 2007	2006 (a)
period indicated.
Net Asset Value at Beginning of Period	$14.20	$13.52

Investment Activities:
Net investment income	0.17	0.10
Net realized and unrealized gains from investment	1.65	0.78

Total from Investment Activities	1.82	0.88

Distributions:
Net investment income	(0.26)	(0.20)
Net realized gain	(0.37)	—

Total Distributions	(0.63)	(0.20)

Net Asset Value at End of Period	$15.39	$14.20

Total Return (excludes redemption charge)	13.02%	6.61%	(b)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$110,001	$98,598
Ratio of expenses to average net assets	1.31%	1.28%	(c)
Ratio of net investment income to average net assets	1.13%	1.23%	(c)
Ratio of expenses to average net assets*	1.31%	1.39%	(c)
Portfolio Turnover (d)	59.13%	82.77%

*	During theperiod, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

77

Value Index Fund — Class I

	Year Ended	Period Ended
	December	December 31,
For a share outstanding throughout	31, 2007	2006 (a)
the period indicated.

Net Asset Value at Beginning of Period	$11.38	$10.90

Investment Activities:
Net investment income	0.24	0.12
Net realized and unrealized gains (losses) from investment	(0.97)	1.13

Total from Investment Activities	(0.73)	1.25

Distributions:
Net investment income	(0.23)	(0.20)
Net realized gain	(0.35)	(0.57)

Total Distributions	(0.58)	(0.77)

Net Asset Value, End of Period	$10.07	$11.38

Total Return (excludes redemption charge)	(6.46%)	11.67%	(b)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$29,843	$27,029
Ratio of expenses to average net assets	0.65%	0.89%	(c)
Ratio of net investment income to average net assets	2.12%	1.69%	(c)
Ratio of expenses to average net assets*	0.68%	0.95%	(c)
Portfolio Turnover (d)	33.34%	55.37%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

78

Growth Index Fund — Class I

	Period Ended
	December
For a share outstanding throughout the period indicated.	31, 2007 (a)

Net Asset Value at Beginning of Period	$10.00

Investment Activities:
Net investment income	—	(b)
Net realized and unrealized gains from investment	0.42

Total from Investment Activities	0.42

Distributions:
Net Investment income	(0.01)
Net realized gain	—	(b)

Total Distributions	(0.01)

Net Asset Value at End of Period	$10.41

Total Return (excludes redemption charge)	4.18	%(c)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$24,203
Ratio of expenses to average net assets	0.82	%(d)
Ratio of net investment income to average net assets	0.34	%(d)
Ratio of expenses to average net assets*	2.41	%(d)
Portfolio Turnover (e)	36.64%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a)	For the period from May 1, 2007 (commencement of operations) through December 31, 2007.

(b)	Amount rounds to less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

79

Small Cap Fund — Class I

	Period Ended
	December
For a share outstanding throughout the period indicated.	31, 2007 (a)

Net Asset Value at Beginning of Period	$10.00

Investment Activities:
Net investment income	0.01
Net realized and unrealized loss from investment	(0.50)

Total from Investment Activities	(0.49)

Distributions:
Net investment income	(0.01)

Net Asset Value at End of Period	$9.50

Total Return (excludes redemption charge)	(4.91%	)(b)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$15,406
Ratio of expenses to average net assets	1.35	%(c)
Ratio of net investment income to average net assets	0.47	%(c)
Ratio of expenses to average net assets*	2.18	%(c)
Portfolio Turnover (d)	30.37%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a)	For the period from May 1, 2007 (commencement of operations) through December 31, 2007.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

80

For more information about the Funds, the following documents are available free upon request:
     ANNUAL/SEMIANNUAL REPORTS:
The Funds’ annual and semiannual reports to shareholders contain additional information on each Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.(1)
STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.
YOU CAN GET FREE COPIES OF REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER THAT SELLS THE FUNDS, OR BY CONTACTING THE FUNDS AT:
MMA PRAXIS MUTUAL FUNDS
303 BROADWAY, SUITE 900
CINCINNATI, OHIO 45202
TELEPHONE: 1-800-9-PRAXIS
INTERNET: http://www.mmapraxis.com(2)
You can review and get copies of the Funds’ reports and SAI at the Public Reference Room of the SEC. You can get text-only copies:
•	For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

•	Free from the Commission’s website at http://www.sec.gov.

(1)	Performance information specific to the Class I Shares of the Growth Index Fund and the Small Cap Fund may not be included as the Class I Shares of these Funds were made available to shareholders as of May 1, 2007.

(2)	The Funds’ website is not a part of this prospectus.
Investment Company Act file no. 811-08056
2080002

81

MMA Praxis Intermediate Income Fund
MMA Praxis Core Stock Fund
MMA Praxis International Fund
MMA Praxis Value Index Fund
MMA Praxis Growth Index Fund
MMA Praxis Small Cap Fund
Each an Investment Portfolio of the
MMA Praxis Mutual Funds
Statement of Additional Information
May 1, 2008
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the most current prospectus and Class I prospectus for the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis International Fund, the MMA Praxis Value Index Fund, the MMA Praxis Growth Index Fund and the MMA Praxis Small Cap Fund dated May 1, 2008 (individually or collectively as the “Prospectus”). The MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis International Fund, the MMA Praxis Value Index Fund, the MMA Praxis Growth Index Fund and the MMA Praxis Small Cap Fund are hereinafter referred to individually as a “Fund” or the “Intermediate Income Fund,” the “Core Stock Fund,” the “International Fund,” the “Value Index Fund,” the “Growth Index Fund,” and the “Small Cap Fund,” respectively, and are hereinafter referred to collectively as the “Funds”. The Funds are separate investment portfolios of MMA Praxis Mutual Funds (the “Company”), an open-end management investment company that currently consists of six separate investment portfolios. This SAI is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds at 303 Broadway, Suite 900, Cincinnati, Ohio 45202, or by telephoning toll free (800) 9-PRAXIS.

STATEMENT OF ADDITIONAL INFORMATION
MMA PRAXIS MUTUAL FUNDS
     The MMA Praxis Mutual Funds (the “Company”) is an open-end management investment company which currently offers six separate investment portfolios (the “Funds”). Each Fund is a diversified portfolio of the Company. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS
Additional Information on Portfolio Instruments
     The following policies supplement the investment objectives, policies and risk factors of the Funds as set forth in the Prospectus. Each of these policies will be applied subject to the social responsibility criteria set forth in the Prospectus.
     Bank Obligations. The Funds may invest in bank obligations such as bankers’ acceptances, certificates of deposit and time deposits.
     Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).
     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (“FDIC”).
     Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.
     The Funds may purchase commercial paper consisting of issues rated at the time of purchase “A-2” or better by S&P, “Prime-2” or better by Moody’s or such issues with comparable ratings by other nationally recognized statistical rating organizations (“NRSROs”). The Funds may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Company’s Board of Trustees, to be of comparable quality.
     Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

1

     Variable and Floating Rate Notes. The Funds may acquire variable and floating rate notes, subject to each Fund’s investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser under guidelines approved by the Company’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note were to default on its payment obligations, and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.
     Government Related Securities. The Funds may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government (“Government Related Securities”). Certain Government Related Securities are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association (“GNMA”). Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corporation (“FHLMC”), Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.
     Foreign Investments. Each of the Funds may, subject to its investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include, but are not limited to, Eurobonds, which are U.S. dollar denominated debt securities issued by corporations located in Europe, Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States (primarily Europe), Yankee Certificates of Deposit which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and, therefore, many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

2

     Forward Foreign Currency Exchange Contracts. The Funds may engage in foreign currency exchange transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“Term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
     The Funds will not enter into such forward contracts or maintain a net exposure in such contracts where a Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. Each Fund’s custodian bank segregates cash or liquid high grade debt securities in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund’s commitments with respect to such contracts.
     Foreign Currency Options. The Funds may engage in foreign currency options. A foreign currency option provides a Fund, as the option buyer, with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.
     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
     Options Trading. Options trading is a specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock or bond index provides the holder with the right to make or receive a cash settlement upon the exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.
     A Fund’s obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to

3

permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.
     When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit is subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.
     As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
     Futures Contracts. The Funds are operated pursuant to an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, therefore, are not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA. As discussed in the Prospectus, the Funds may invest in futures contracts and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Fund’s securities investments. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.
     Successful use of futures by a Fund is also subject to the Adviser’s ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of

4

futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.
     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which, at times, could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
     Swap Agreements. The Funds may enter into interest rate swaps, swaps on specific securities, currency swaps and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
     The Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.
     Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund’s exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.
     The Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund’s obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange (the “NYSE”) or other entities determined by the Adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to

5

the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor.
     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become increasingly liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the Adviser believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the Securities and Exchange Commission (the “SEC”) to be illiquid and, together with other investments in a Fund that are not readily marketable, will not exceed 15% of the Fund’s total assets.
     The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund’s portfolio securities and depends on the Adviser’s ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the Adviser’s judgment about the direction or extent of the movement in interest rates is incorrect, a Fund’s overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.
     Asset Swaps. The Funds will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk is the primary risk of asset swaps.
     When-lssued Securities. As discussed in the Prospectus, each of the Funds may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, cash or liquid portfolio securities equal to the amount of the commitment will be segregated. Normally, portfolio securities will be set aside to satisfy the purchase commitment, and, in such a case, the Fund may be required subsequently to set aside additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.
     When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and policies, not for investment leverage.
     Mortgage-Related Securities. The Intermediate Income Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such Fund may, in addition, invest in mortgage-related securities issued by nongovernmental entities;

6

provided, however, that, to the extent that the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of Section 12 of the Investment Company Act of 1940, as amended (the “1940 Act”), be deemed to be investment companies, the Fund’s investment in such securities will be subject to the limitations on investments in investment company securities set forth below under “Investment Restrictions”. Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the GNMA, and government-related organizations, such as the Federal National Mortgage Association and the FHLMC, as well as by nongovernmental issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.
     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of the FNMA, and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “Pcs”). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FFILMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
     The Intermediate Income Fund may invest in mortgage-related securities that are collateralized mortgage obligations (“CMOs”) structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which the Intermediate Income Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer’s obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.
     Zero Coupon Obligations. The Intermediate Income Fund may invest in zero coupon obligations, provided that, immediately after any purchase, not more than 5% of the value of the net assets of the Fund is invested in such obligations. Unlike securities with coupons attached, which generate periodic interest payments to the holder, zero-coupon obligations pay no cash income until the date of maturity. They are purchased at a substantial discount from their value at their maturity date. This discount is amortized over the life of the security. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Since this difference is known at the time of purchase, the return on zero-coupon obligations held to maturity is predictable. Since there are no periodic interest payments made to the holder of a zero-coupon obligation, when interest rates rise, the value of such an obligation will fall

7

more dramatically than that of a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon obligations rise more rapidly in value because the obligations have locked in a specific rate of return that becomes more attractive the further interest rates fall.
     Guaranteed Investment Contracts. The Intermediate Income Fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Intermediate Income Fund will only purchase a GIC when the Adviser has determined, under guidelines established by the Company’s Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by an NRSRO having the characteristics described above. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund that are not readily marketable, will not exceed 15% of the Fund’s total assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.
     Income Participation Loans. The Intermediate Income Fund may acquire participation interests in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.
     Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Intermediate Income Fund may have a demand provision permitting the Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund’s 15% limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Adviser determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.
     The Intermediate Income Fund will purchase income participation loans only if such instruments are, in the opinion of the Adviser, of comparable quality to securities rated within the four highest rating groups assigned by NRSROs.
     Rights and Warrants. The Core Stock Fund, the Value Index Fund, the International Fund, the Growth Index Fund and the Small Cap Fund may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
     Medium-Grade Debt Securities. As stated in the Prospectus for the Funds, each Fund may invest in debt securities within the fourth highest rating group assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality (“Medium-Grade Securities”).

8

     As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security’s value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered to have speculative characteristics.
     Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities, because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and, therefore, react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.
     Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Funds to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.
     Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which the Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.
     The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium-Grade Securities.
     Lower Rated Debt Securities. The Intermediate Income Fund may invest in debt securities rated within the six highest categories assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality (“Lower Rated Securities”). Lower Rated Securities involve special risks as they may be considered to have some speculative characteristics. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Lower Rated Securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. lf the issuer of a Lower Rated Security defaults, the Fund may incur additional expenses to seek recovery. The secondary markets on which Lower Rated Securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price of such securities and the Fund’s ability to sell securities at prices approximating the values the Fund had placed on such securities. The Fund will limit its investments in Lower Rated Securities to no more than 10% of total assets.
     Restricted Securities. Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A provides a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.
     The Adviser monitors the liquidity of restricted securities in the Funds’ portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential

9

purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).
     Securities of Other Investment Companies. To the extent permitted by the 1940 Act and the SEC, each Fund may invest in securities issued by other funds, including those advised by the Adviser. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by either of the Funds. As a shareholder of another investment company, a Fund would generally bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose distribution or other charges in connection with the purchase or redemption of their shares and other types of charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.
     Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into repurchase agreements in accordance with that Fund’s investment restrictions. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the FDIC and registered broker-dealers that the Adviser deems creditworthy under guidelines approved by the Company’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement would be required to maintain continually the value of collateral held pursuant to the agreement at an amount equal to 102% of the repurchase price (including accrued interest). The securities held subject to repurchase agreements may bear maturities exceeding the maximum maturity specified for a Fund, provided each repurchase agreement matures in one year or less. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending legal action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Company believes that, under the regular procedures normally in effect for custody of a Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by the Custodian or another qualified custodian. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.
     Reverse Repurchase Agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to a reverse repurchase agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as Government Related Securities or other liquid, high grade debt securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

10

     Securities Lending. In order to generate additional income, each Fund may, from time to time, subject to its investment objective and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 102% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars, (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government, or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Company’s Board of Trustees.
     Community Development Investing. As set forth in the Prospectus, the Board of Trustees of the Funds has approved the investment of up to 3% of each Fund’s assets in community development investments, and, in connection with this, the Funds have received exemptive relief from the SEC that permits certain of these investments to be made through the purchase of variable rate notes issued by an affiliate of the Adviser, MMA Community Development Investments, Inc. (“MMA-CDI”). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing, and it seeks to fund its efforts in this area primarily through the sale to investors of interests in certain investment pools that it has established (the “CDI-Notes”).
     The MMA-CDI program is operated in accordance with a statement of policy (the “CDI Statement of Policy”), which is designed to assure that each community development investment will be evaluated against a consistent set of financial criteria. The CDI-Notes would likely be rated at all times at less than investment grade if they were rated by independent rating organizations and are treated by the Funds as illiquid because there is not expected to be any active secondary market for their purchase. The Funds’ investments in the CDI-Notes are managed by the Adviser.
     Objectives — Through MMA-CDI and other aspects of its community development investment program, the Adviser is committed to the creative use of market tools as a means to make a direct financial impact on disadvantaged individuals and their communities and, specifically, to assist them in utilizing existing resources of ability and human potential to create long-term sustainability and self-sufficiency. It is a principle of the CDI Statement of Policy that each community development investment will be made in a manner that is consistent with providing the highest possible degree of security within the asset class. In the context of community development investing, this means that MMA-CDI will evaluate the financial position and the managerial capability of those community development organizations to whom loans are made to assure that each will be capable of meeting the agreed upon repayment schedules. Still, it is important to know that the CDI-Notes are expected to provide a lower financial return than otherwise available to investors from alternative securities, such as U.S. Treasury instruments with similar maturities.
     Types of Investments — Under the CDI Statement of Policy, community development investments may be made by MMA-CDI in a variety of ways, including through the making of loans, the purchase of debt securities and provision of collateral support and credit enhancements. Certain general criteria that will also be taken into consideration in the selecting of community development investments include: (i) the borrowing organization’s nonprofit status and focus on community development projects; (ii) the organization’s history of conducting itself and its programs in a manner consistent with MMA and the understandings of the Mennonite faith tradition; and (iii) a preference for investment opportunities that benefit Mennonite communities or support efforts of significant concern and interest to the organization’s primary Mennonite constituency. All investments made by MMA-CDI must be denominated in U.S.dollars and are expected to be made for terms of between one and five years.

11

     Factors Relevant to the Analysis of Community Development Investments - The CDI Statement of Policy provides that analysis of prospective community development investments will be focused on both financial and social objectives. From a financial perspective, community development investment opportunities are carefully evaluated in accordance with more traditional investment criteria. For example, prospective investments are analyzed in an effort to ascertain (i) the risk potential and financial stability of the borrowing organization; (ii) the expertise, experience and stability of management; (iii) the existence and viability of market or business plans; (iv) cash flow, debt-equity ratios, existing collateral (or equity) stakes and other financial indicators; and (v) depth of financial reporting and responsiveness to reporting requests. Also potentially relevant in the analysis is the extent to which the borrowing organization’s sources of support may be diversified (or concentrated) as a result of the investment under consideration. Subject to the criteria above, the rate of return available in connection with a community development investment that may be under consideration by MMA-CDI will also be a factor in the selection process. In addition to comparing the rate of return with prevailing interest rates in the marketplace as a whole and anticipated interest rate trends, other factors will be relevant in evaluating the rate of return available in connection with a community development investment. These factors include (i) the social impact of the specified program and the relevance of the program to the social and financial objectives set forth in the CDI Statement of Policy; (ii) the type of investment involved (e.g. direct loan or credit enhancement); (iii) the amount of the investment to be made; (iv) the rate of interest at which the prospective borrowing organization seeks to repay the lending organization; (v) prevailing interest rates in the marketplace as a whole and anticipated interest rate trends; and (vi) any financial limitations or concerns that may be applicable to MMA’s overall commitment to community development investment, such as type of investments (e.g. direct loan or credit enhancement), geographic distribution and types of community development activities supported as a result of the investment.
     Additional Risks — The CDI-Notes offer a rate of return below the then-prevailing market rates, which means they are expected to underperform other fixed income securities in which a Fund otherwise might invest. In addition, the CDI Notes are considered illiquid and below-investment grade. Illiquid securities may be difficult to sell in the ordinary course at the approximate price at which they are valued. Below-investment grade securities involve a greater risk of default or price decline than higher grade securities.
     Temporary Defensive Positions. In the event that the Adviser or the Sub-Advisor, as appropriate determines that current market conditions are not suitable for the typical investments of the Intermediate Income Fund, the Core Stock Fund, Value Index Fund, the Growth Index Fund and the Small Cap Fund the Adviser or the Sub-Advisor, as appropriate may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. In the event that the Sub-Adviser determines that the current market conditions are not suitable for the International Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements.
Investment Restrictions
     The following are fundamental investment restrictions that may be changed only by the affirmative vote of a majority of the outstanding Shares of a Fund (as defined below). Under these restrictions, each Fund may not:
     1. Purchase securities of any one issuer, other than obligations issued or guaranteed by U.S. Government agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issue;
     2. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements secured by obligations of U.S. Government agencies or

12

instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;
     3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding;
     4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements;
     5. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of restricted securities;
     6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds; or
     7. Purchase or sell real estate (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited by this restriction).
     The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. Each Fund may not:
     1. Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 15% of that Fund’s total assets;
     2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;
     3. Engage in short sales, provided, however, that the Core Stock Fund and the International Fund may engage in short sales “against the box”;
     4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs including oil, gas or mineral leases (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);
     5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, reorganization or to the extent permitted by the 1940 Act and the SEC;
     6. Invest more than 5% of total assets in puts, calls, straddles, spreads or any combination thereof;
     7. Invest more than 5% of total assets in securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation; or

13

     8. Purchase or retain the securities of any issuer if the officers or Trustees of the Company or the officers or Directors of the Advisers who individually own beneficially more than 1/2 of 1% of the securities of the issuer, together own beneficially more than 5% of the securities of that issuer.
     If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.
Portfolio Turnover
     The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.
     For the fiscal year ended December 31, 2007, the annual portfolio turnover rate for the Intermediate Income Fund, the Core Stock Fund, the International Fund, the Value Index Fund, the Small Cap Fund and the Growth Index Fund were 29.22%, 12.17%, 59.13%,33.34%, 30.37% and 36.64%, respectively. For the fiscal year ended December 31, 2006, the annual portfolio turnover rate for the Intermediate Income Fund, the Core Stock Fund, the International Fund and the Value Index Fund were 34.19%, 72.41%, 82.77% and 55.37%, respectively. Portfolio turnover rates for the fiscal year ended December 31, 2006 are not available for the Growth Index Fund and Small Cap Fund because these Funds had not commenced operations prior to December 31, 2006. Portfolio turnover for the Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.
Disclosure of Portfolio Holdings Policy
     The Board of Trustees has approved a Disclosure of Portfolio Holdings Policy for the Company (the “Policy”). The Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Funds. Recipients are obligated to maintain the confidentiality of that information and cannot trade based on that non-public information. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Funds nor any service provider to the Funds may disclose material information about the Funds’ holdings, trading strategies implemented or to be implemented in the Funds or about pending transactions in the Funds to other third parties except in certain limited circumstances:
•	through disclosure in a copy of a Fund’s latest annual or semi-annual report or a Fund’s latest Form N-Q;

•	in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old; or

•	when a Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures must be authorized by the Funds’ Chief Executive Officer or Chief Financial Officer and shall be periodically reported to the Board.
     Neither the Funds nor any service provider, including any investment adviser, may enter into any arrangement to receive any compensation or consideration, directly or indirectly, in return for the disclosure of non-public information about the Funds’ portfolio holdings.
     The Chief Compliance Officer (“CCO”) is responsible for overseeing compliance with all Fund policies and procedures, including the Policy. The Policy may not be waived or exceptions made, without the consent of the Board. The Board has approved this Policy and will review any material changes to this Policy, as well as periodically review persons or entities receiving non-standard disclosure. The Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Policy.

14

NET ASSET VALUE
     As indicated in the Prospectus, the net asset value of each Fund is determined and its shares are priced as of the Valuation Times applicable to such Fund on each Business Day of the Company. A “Business Day,” which is defined in the Prospectus, is generally a day on which the NYSE is open for business (other than a day on which no Shares of a Fund are tendered for redemption and no order to purchase any Shares is received). The NYSE will not open in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.
     Valuation of Portfolio Securities — As disclosed in the Prospectus, each Fund’s securities generally are valued at current market prices or, for debt obligations with remaining maturities of 60 days or less, at amortized cost. Securities for which market quotations are not readily available will be valued at fair value as determined by methods approved in good faith by the Funds’ Board. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon that security’s sale.
     The following factors, among others, may be considered when determining whether a security is illiquid: the legal or contractual limitations on the transferability or sale of a security, the frequency of trades or quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, and the nature of the security and the marketplace (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The valuation of a particular security depends upon the circumstances related to that security. As a general principle, the valuation will reflect the amount that the Fund would reasonably expect to receive from a knowledgeable purchaser in a current sale. The following methods, among others, may be used when fair valuing securities: multiple of earnings, multiple of book value, discount from market of a similar but freely traded security, purchase price of the security, subsequent private transactions in the security or a related security, or a combination of these methods. The following factors, among others, may be used when fair valuing securities: the fundamental analytical data relating to the investment, the nature and duration of restrictions on disposition of the securities, the evaluation of the forces which influence the market in which the securities are purchased and sold, the type of security, financial statements, the cost at date of purchase, the size of the holding, special reports prepared by analysts or others, information as to any transactios or offers with respect to the security, the pricing history of the security, whether any dealer quotes are available, and any other factors deemed relevant. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.
     Pricing Services — The Adviser may use a pricing service to value certain portfolio securities when the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services may use computerized pricing models to systematically calculate adjustments to foreign security close prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under the general supervision of the Company’s Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

15

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Matters Affecting Redemption
     Shares in each of the Funds are sold on a continuous basis by IFS Fund Distributors, Inc. (“IFS” or the “Distributor”), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, Shares may be purchased through procedures established by the Distributor in connection with the requirements of accounts at the Adviser or the Adviser’s affiliated entities (collectively, “Entities”). Customers purchasing Shares of the Funds may include officers, directors or employees of the Adviser or the Entities.
     Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its Shares upon the occurrence of any of the foregoing conditions.) Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of such Fund’s net asset value, whichever is less, for any one Shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, a Fund may make payment wholly or partly in securities or other property, valued in the same way as that Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.
     The 2% redemption fee referred to in the Prospectus and this SAI directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. It is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not benefit the Adviser in any way. The otherwise applicable redemption fee will be waived for redemptions in connection with the disability of a shareholder. A shareholder will be treated as disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. The shareholder must furnish proof of disability to the Distributor. The Funds reserve the right to modify the terms of or terminate this fee at any time.
Waiver of Contingent Deferred Sales Charge
     The otherwise applicable contingent deferred sales charge will be waived for redemptions in connection with the disability of a shareholder. A shareholder will be treated as disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. The shareholder must furnish proof of disability to the Distributor.
MANAGEMENT OF THE COMPANY
Trustees and Officers
     Overall responsibility for management of the Company rests with its Board of Trustees, which is elected by the Shareholders of the Funds. The Trustees elect the officers of the Company to supervise actively its day-to-day operations. As of April 3, 2008, the Company’s officers and Trustees, as a group, owned less than 1% of the Shares of each Fund.

16

     The names of the Trustees and officers of the Company, their mailing addresses, ages and their principal occupations during the past five years are as follows:
Independent Trustees

	Position with the		Number of
	Company, Term of		Portfolios in Fund
Name, Year of Birth and	Office and Length of	Principal Occupation During	Complex Overseen by	Other Trusteeships
Address	Time Served	the Past Five Years	Trustee	Held by Trustee

Bruce Harder Year of Birth: 1941 2555 N.E. 28th Ave. Portland, OR 97212	Trustee since 2/11/00	Retired; Executive Director for Finance and Administration, Tri-Met, the Tri-County Metropolitan Transportation District of Oregon, public transportation system for Portland, Oregon (1986 - 2003); Chairman of the Board, Mennonite Mutual Aid, Goshen Indiana (1997 - 2003)	6	N/A

Karen Klassen Harder, Ph.D. Year of Birth: 1956 c/o MMA Capital Management 1110 North Main Street Goshen, IN 46528	Trustee since 12/2/93	Professor, Bluffton University (September 2001 -present)	6	N/A

R. Clair Sauder Year of Birth: 1943 c/o MMA Capital Management 1110 North Main Street Goshen, IN 46528	Trustee since 6/30/02	Partner, Encore Enterprises, LLC, retail home furnishings (2001 - present); Partner, C&D Enterprises Unlimited, commercial real estate (1982 — present)	6	Mennonite Economic Development Associates; National Penn Investors Trust Company; MicroVest Capital General Partners, LLC; Hometown Heritage Bank

Donald E. Showalter, Esq. Year of Birth: 1941 Wharton, Adhizer & Weaver, PLC P.O. Box 335 Harrisonburg, VA 22801	Trustee since 12/2/93	Senior Partner, the law firm of Wharton, Aldhizer, & Weaver (June 1965 - present)	6	N/A

Candace L. Smith Year of Birth: 1958 c/o MMA Capital Management 1110 North Main Street Goshen, IN 46528	Trustee since 11/16/07	CFO, MicroVest Capital Management LLC (July 2005 - present); Investment Committee Member, CleanTech Fund LP (2004 - present); Self-Employed Consultant (2003 — 2005); COO, Environmental Enterprises Assistance Fund (1999 — 2003)	6	N/A

Don E. Weaver Year of Birth: 1962 c/o MMA Capital Management 1110 North Main Street Goshen, IN 46528	Trustee since 5/21/07	CFO, Hesston College (2006 — present); CIO, Koch Industries and Flint Hills Resources (1987 — 2006)	6	N/A

17

Interested Trustees*

	Position with the		Number of
	Company, Term of		Portfolios in Fund
	Office and Length of	Principal Occupation During	Complex Overseen by	Other Directorships
Name, Age and Address	Time Served	the Past Five Years	Director	Held by Director

Howard L. Brenneman Year of Birth: 1940 9907 Fountain Cir Lenexa, KS 66220	Chairman and Trustee since 12/2/93	Self-Employed Consultant, Consult Inc. (2006 — Present); President and CEO, Mennonite Mutual Aid (December 1991 — 2005)	6	N/A

Larry Miller Year of Birth: 1949 P.O. Box 483 Goshen, IN 46527	Trustee since 02/19/07	President and CEO of MMA InSource, Inc. (January 2007 — Present); President and CEO of Mennonite Financial Federal Credit Union (September 1990 — December 2006)	6	Chair of Board of Directors of MMA Trust Company

*	Indicates an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Brenneman and Mr. Miller are deemed to be interested persons because of their affiliation with each Fund’s Adviser.
Officers Who Are Not Trustees

Position with the Company,
	Term of Office and	Principal Occupation
Name, Age and Address	Length of Time Served	During the Past Five Years

John L. Liechty Year of Birth: 1954 PO Box 483 Goshen, IN 46527	President since 8/19/97	Senior Vice President and Treasurer, Mennonite Mutual Aid (1976 - present)

Steven T. McCabe Year of Birth: 1964 303 Broadway, Suite 1100 Cincinnati, OH 45202	Treasurer since 9/25/05	Vice President — Fund Accounting and Financial Administration, — JPMorgan Chase Bank, N.A. (June 2004 — present); Vice President and Director of Mutual Fund Accounting, Fifth Third Bank (1997-2004)

Marlo J. Kauffman Year of Birth: 1956 P.O. Box 483 Goshen, IN 46527	Vice President since 12/2/93	Financial Services Operation Manager, Mennonite Mutual Aid (1981 — present); President, MMA Securities, Inc. (2004 — present); OSJ Principal, ProEquities, Inc., a broker-dealer (1994 — present); Assistant Secretary, MMA Trust Co.(1990 — present)

18

Position with the Company,
	Term of Office and	Principal Occupation
Name, Age and Address	Length of Time Served	During the Past Five Years
Brian E. Hirsch Year of Birth: 1956 303 Broadway, Suite 1100 Cincinnati, OH 45202	Chief Compliance Officer since 9/25/05	Senior Vice President-Compliance — IFS Financial Services, Inc.(2003-Present), Director of Compliance — W&S Brokerage Services, Inc.(2003-Present); Chief Compliance Officer — Puglisi & Co. (2000 — 2002)

Jay S. Fitton Year of Birth: 1970 303 Broadway, Suite 1100 Cincinnati, OH 45202	Secretary since 8/21/06	Assistant Vice President and Senior Counsel of JPMorgan Chase Bank, N.A. (2000 — present)

     For the fiscal year ended December 31, 2007, the dollar range of equity securities owned by each Trustee in the Funds and the Fund Complex is as follows:

Aggregate Dollar
	Dollar Range of						Range of Equity
	Equity Securities	Dollar Range of	Dollar Range of	Dollar Range of	Dollar Range of	Dollar Range of	Securities in
	in MMA Praxis	Equity Securities	Equity Securities	Equity Securities	Equity Securities	Equity Securities	All Funds Overseen
	Intermediate	in MMA Praxis	in MMA Praxis	in MMA Praxis	in MMA Praxis	in MMA Praxis	by Trustee in MMA
Name of Trustee	Income Fund	Core Stock Fund	International Fund	Value Index Fund	Small Cap Fund	Growth Index Fund	Praxis Fund Family*

Independent Trustees

Bruce C. Harder	$10,001 — $50,000	$10,001 — $50,000	$10,001 — $50,000	$10,001 — $50,000	None	None	Over $100,000

Karen Klassen Harder, Ph.D	None	$10,001 — $50,000	None	None	None	None	$10,001 — $50,000

R. Clair Sauder	None	None	$10,001 — $50,000	None	None	None	$10,001 — $50,000

Donald E. Showalter, Esq.	None	None	$1 — $10,000	None	$1 — $10,000	None	$1 — $10,000

Candace L. Smith	None	None	None	None	None	None	None

Don E. Weaver	None	$1 — $10,000	$1 — $10,000	$1 — $10,000	$1 — $10,000	$1 — $10,000	$1 — $10,000

Interested Trustees

Howard L. Brenneman	$10,001 — $50,000	$10,001 — $50,000	$10,001 — $50,000	$1 — $10,000	None	$1 — $10,000	Over $100,000

Larry Miller	$10,001 — $50,000	$10,001 — $50,000	$1 — $10,000	$10,001 — $50,000	None	None	Over $100,000

     Currently, the Board of Trustees has an audit committee, which is comprised solely of those Trustees who are not considered “interested persons” of the Company, as that term is defined in Section 2 (a)(19) of the 1940 Act (the “Independent Trustees”). The audit committee, which met three times during 2007, (i) recommends to the Board of Trustees the selection of an independent registered public accounting firm; (ii) annually reviews the scope of the proposed audit; and (iii) reviews the annual audit with the independent registered public accounting firm and reviews the annual financial statements of the Funds.
     The Trustees of the Company not affiliated with the Distributor receive from the Company a $2,000 retainer paid annually, a fee of $1,500 for each Board of Trustees meeting attended and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Adviser or the Distributor do not receive compensation from the Company.
     For the fiscal year ended December 31, 2007, the Trustees received the following compensation from the Company and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Company’s investment adviser:

19

		Pension or		Total Compensation
	Aggregate	Retirement Benefits	Estimated Annual	From Registrant and
	Compensation from	Accrued As Part	Benefits	Fund Complex
Name of Trustee	the Company	of Fund Expenses	Upon Retirement	Paid to Trustees

Independent Trustees

Bruce Harder	$8,750			$8,750

Karen Klassen Harder, Ph.D	$8,750			$8,750

R. Clair Sauder	$8,750			$8,750

Donald E. Showalter, Esq.	$8,750			$8,750

Candace L. Smith	$4,750			$4,750

Don E. Weaver	$6,750			$6,750

Interested Trustees

Howard L. Brenneman	$8,750			$8,750

Larry Miller	None			None

     The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. JPMorgan Chase Bank, N.A. receives fees from the Company for acting as transfer agent and administrator and for providing fund accounting services. Messrs. Liechty and Kauffman are employees of the Adviser.
     The Company, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act, applicable to securities trading activities of their respective personnel. Each Code permits covered personnel to trade in securities in which the Funds may invest, subject to various restrictions and reporting requirements.
Investment Adviser
     Investment advisory services are provided to the Funds by Menno Insurance Service, Inc., d\b\a MMA Capital Management (the “Adviser”), pursuant to an Investment Advisory Agreement dated as of January 3, 1994, as renewed annually (the “Investment Advisory Agreement”). Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, of forty one-hundredths of one percent (.40%) for the Intermediate Income Fund, of seventy-four one-hundredths of one percent (.74%) for the Core Stock Fund, of ninety one-hundredths of one percent (.90%) for the International Fund, of thirty one-hundredths of one percent (.30%) for the Value Index Fund, of thirty one-hundredths of one percent (.30%) for the Growth Index Fund and eighty-five one-hundredths of one percent (.85%) for the Small Cap Fund. The Adviser may periodically waive all or a portion of its advisory fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.
     The Adviser has entered into an expense limitation agreement with respect to each Fund until April 30, 2009, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of each class of shares to the following percentages of average daily net assets:

20

Fund	Class A Shares	Class B Shares	Class I Shares

Intermediate Income	0.85%	1.30%	0.60%
Core Stock Fund	1.43%	2.08%	1.18%
International Fund	1.67%	2.32%	1.42%
Value Index Fund	0.94%	1.49%	0.69%
Growth Index Fund	0.94%	1.49%	0.69%
Small Cap Fund	1.45%	2.10%	1.20%
     Each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to each Fund’s expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the relative class of shares to exceed the agreed upon expense limitation shown in the table above and the repayment is made within three years after the year in which the Adviser incurred the expense.
     The total investment advisory fees earned by the Adviser for the last three fiscal years are as follows:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund*	December 31, 2007	December 31, 2006	December 31, 2005

Intermediate Income Fund	$1,378,197	$1,344,398	$1,363,936
Core Stock Fund	$2,499,052	$2,394,430	$2,313,100
International Fund	$1,623,015	$1,417,576	$1,249,736
Value Index Fund	$218,736	$170,546	$140,192
Small Cap Fund	$32,148	N/A	N/A
Growth Index Fund	$8,709	N/A	N/A

*	Investment advisory fee amounts for fiscal years ended December 31, 2006 and December 31, 2005 of the Growth Index Fund and the Small Cap Fund are not included because these Funds had not commenced operations prior to December 31, 2006.

     The total investment advisory fees waived or assumed by the Adviser for the last three fiscal years are as follows:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund*	December 31, 2007	December 31, 2006	December 31, 2005

Intermediate Income Fund	$397,438	$299,777	$134,653
Core Stock Fund	—	—	—
International Fund	—	—	—
Value Index Fund	$17,107	—	—
Small Cap Fund	—	N/A	N/A
Growth Index Fund	—	N/A	N/A

*	Investment advisory fee waiver amounts for fiscal years ended December 31, 2006 and December 31, 2005 of the Growth Index Fund and the Small Cap Fund are not included because these Funds had not commenced operations prior to December 31, 2006.

     Evergreen Investment Management Company, LLC, Boston, Massachusetts (“Evergreen,” or the “Sub-Adviser”), provides sub-investment advisory services to the International Fund pursuant to a Sub-Advisory Agreement dated as of January 1, 2004, as renewed annually (the “Sub-Advisory Agreement”). Evergreen is a wholly-owned subsidiary of EIMCO Trust. EIMCO Trust is 99% owned by Evergreen Investment Company, Inc. Evergreen Investment Company, Inc. is a wholly-owned subsidiary of Wachovia Bank, N.A. Wachovia Bank, N.A. is a wholly owned subsidiary of

21

Wachovia Corporation. The terms and conditions of the Sub-Advisory Agreement are substantially similar to those of the Investment Advisory Agreement. Evergreen also provided sub-investment advisory services to the International Fund for the period December 9, 2003 to January 1, 2004 pursuant to an interim sub-advisory agreement, the terms of which were substantially similar to the current Sub-Advisory Agreement. For the services provided pursuant to the interim sub-advisory agreement and for the current Sub-Advisory Agreement, the Adviser paid the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of forty-eight hundredths of one percent (.48%) of the International Fund’s average daily net assets up to and including $100 million, and forty-five hundredths of one percent (.45%) of the International Fund’s average daily net assets over $100 million. For the fiscal year ended December 31, 2007, the Adviser paid to the Sub-Adviser $834,820; for the fiscal year ended December 31, 2006, the Adviser paid to the Sub-Adviser $732,344; and for the fiscal year ended December 31, 2005, the Adviser paid to the Sub-Adviser $655,039.
     Evergreen also serves as the investment adviser to mutual funds within the Evergreen Funds complex. The Evergreen Funds are not affiliated with the Company.
     MMA has retained Davis Selected Advisers, L.P. (“Davis” or the “Sub-Adviser”) as investment sub-adviser to the Core Stock Fund. Davis is organized as a limited partnership under the laws of the State of Colorado. The main offices of Davis are located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706, and 609 Fifth Avenue, 11th Floor, New York, NY 10017. As of December 31, 2007, Davis managed $105 billion of assets, comprised primarily of large cap equities, multi cap equities, REITs, financial stocks, and convertible securities. Davis offers services in separate accounts, mutual funds (both retail and institutional classes), off-shore mutual funds (Luxembourg-based SICAVs), wrap accounts and through sub-advisory relationships. For the services provided pursuant to the current Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of forty-five hundredths of one percent (.45%) of the Core Stock Fund’s average daily net assets up to and including $100 million, and forty one hundredths of one percent (.40%) of the Core Stock Fund’s average daily net assets from $100 million up to and including $500 million, and thirty-five hundredths of one percent (.35%) of the Core Stock Fund’s average daily net assets over $500 million. For the fiscal year ended December 31, 2007, the Adviser paid to the Sub-Adviser $1,382,740; and for the fiscal year ended December 31, 2006, the Adviser paid to the Sub-Adviser $1,327,537.
     MMA has retained Luther King Capital Management Corporation (“Luther King” or the “Sub-Adviser”) as investment sub-adviser to the Small Cap Fund. The main offices of Luther King are located at 301 Commerce Street, Suite 1600, Fort Worth, TX 76102. As of December 31, 2007, Luther King managed over $7.7 billion of assets. For the services provided pursuant to the current Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of sixty-five hundredths of one percent (.65%) of the Small Cap Fund’s average daily net assets. For the fiscal year ended December 31, 2007, the Adviser paid to the Sub-Adviser $24,963.
     Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund from year to year if such continuance is approved at least annually by the Company’s Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under “ADDITIONAL INFORMATION — Vote of a Majority of the Outstanding Shares” in this SAI), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. Unless sooner terminated, the Sub-Advisory Agreements shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Company’s Board of Trustees or by vote of the lesser of (a) 67% of the shares of the pertinent Fund represented at a meeting if holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of such Fund, provided that, in either event, its continuance also is approved by a majority of the Company’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to a Sub-Advisory Agreement by vote cast in person at a meeting called for the purpose of voting on such approval.
     The Investment Advisory Agreement and Sub-Advisory Agreements each provide that the Adviser and each Sub-Adviser, as applicable, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement or Sub-Advisory Agreement, as applicable,

22

except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Sub-Adviser, as applicable, in the performance of its duties, or from reckless disregard by the Adviser or the Sub-Adviser, as applicable, of its duties and obligations thereunder.
     The Adviser and/or its affiliates may pay out of their own assets and legitimate profits compensation to broker-dealers and other persons for the sale and distribution and/or for the servicing of shares of the Funds. This compensation consists of payments over and above the sales charges (and any applicable Rule 12b-1 fees) and service fees paid by the Funds. This compensation may be made to supplement commissions re-allowed to dealers, and may take the form of incentives for health benefits and deferred compensation. To earn incentives, the Adviser may combine Fund sales with sales of other products offered by the Adviser and/or its affiliates, including insurance products. In addition, the Adviser may make payments, in the form of intra-company payments, out of its own assets and legitimate profits and at no additional costs to the Funds or shareholders, to its affiliates in consideration of the assets invested in the Funds through that affiliate and ongoing shareholder services provided by that affiliate to shareholders.
Portfolio Managers
     The portfolio manager of the Adviser responsible for the day-to-day management of the Value Index Fund’s and Growth Index Fund’s investments is Chad Horning. In addition to these two Funds, Mr. Horning manages 23 other accounts. The table below indicates the accounts over which Mr. Horning has day-to-day investment responsibility. All information in the table is as of December 31, 2007. For purposes of the table, “Other Pooled Investment Vehicles” include other investment companies and folios (internet platform with personalized baskets of securities where the shareholders own the underlying securities).

Name	Other Accounts Managed by the Portfolio Manager
Chad Horning	Registered Investment Companies: 0
Other Pooled Investment Vehicles: 2 with total assets of approximately $2.5 million
Other Accounts: 21 with total assets of approximately $10 million

     The 2 pooled investment vehicles overseen by Mr. Horning include a growth model folio and value model folio provided exclusively to First Affirmative Financial Network, for the use with its clients. These folios have investment objectives similar to the investment objectives of the Growth Index Fund and the Value Index Fund, respectively, but hold significantly fewer securities than the Funds. The folios, or model portfolios, are updated semi-annually and are provided to First Affirmative Financial Network, who may choose to alter the holdings and/or weightings of the securities in the models to suit client needs. Other accounts refer to separately managed equity accounts managed for clients of the MMA Trust Company.
     When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has adopted Trading - Aggregate or “Bunched Trades” Policy and Procedures (the “Trading Policy”) that prohibit unfair trading practices and seek to avoid any conflicts of interests.
•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an

23

allocation on the initial public offering. The Adviser may aggregate trades when it deems a particular security appropriate for multiple clients and in order to obtain best execution for its clients. Under the Trading Policy, shares are allocated on a pro rata basis in cases where the order placed with a broker is only partially filled, unless the pro-rata amount allocated to an individual account is an uneconomic lot size because it is fewer than 25 shares.
•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. Pursuant to the Trading Policy, all accounts that are aggregated receive the average share price of all of the transactions of that security on that business day and share transaction costs (e.g., commissions, SEC fees) pro-rata based on each client’s participation in the aggregated transaction.

•	A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The Trading Policy is designed to address this conflict of interest.

•	A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser’s Code of Ethics imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager has a personal interest, direct or indirect, in order to confirm that such accounts are not favored over other accounts.
     Mr. Horning is compensated on the basis of salary only for his management of the Value Index Fund and the Growth Index Fund. Base salaries are developed using the same criteria employed in determining salary classifications for all employees of the Adviser, as well as the Adviser’s parent, MMA, Inc. The four factors that determine salary classification for the portfolio managers are: (i) Knowledge and Skills (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed), (ii) Decisions and Actions required (this factor measures the need for the ability to exercise judgment and to effect independent decisions and actions), (iii) Relationships Responsibility (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance), and (iv) Supervisory Responsibility (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization).
     The Adviser also contributes an amount equal to 8.5% of the portfolio manager’s salary to his Mennonite Retirement Trust (“MRT”) account, a defined contribution qualified plan. This contribution is made at the end of each month. In addition to the MRT contribution, the Adviser offers a 401(k) plan to employees. The Adviser will match 25 cents per dollar up to 6% of their personal contribution. This match is completed at the end of the year. There are no deferred compensation plans established for the portfolio managers.

24

     The portfolio manager of the Value Index Fund and the Growth Index Fund does not receive any additional compensation for managing portfolios other than the Value Index Fund and the Growth Index Fund and there are no other bonus incentives in place that would provide a higher level of compensation for portfolios other than the Funds. There is no asset growth-based incentive offered to the portfolio manager.
     The portfolio managers of the Adviser responsible for the day-to-day management of the Intermediate Income Fund’s investments are Benjamin Bailey and Delmar King. Besides the Intermediate Income Fund, Mr. Bailey manages 17 other accounts and Mr. King manages 4 other accounts. The table below indicates the accounts over which Messrs. Bailey and King have day-to-day investment responsibility. All information in the table is as of December 31, 2007.

Name	Other Accounts Managed by the Portfolio Manager
Benjamin Bailey	Registered Investment Companies: None
Other Pooled Investment Vehicles: None
Other Accounts: 17 accounts with total assets of approximately $388 million

Delmar King	Registered Investment Companies: None
Other Pooled Investment Vehicles: None
Other Accounts: 4 accounts with total assets of approximately $340 million

     14 of the accounts managed by Mr. Bailey include MMA Trust Company Accounts and, 6 out of those 14 accounts, are managed against Lehman Brothers Aggregate Bond Index, which is also the established benchmark for the Intermediate Income Fund. Mr. Bailey also manages the Mennonite Foundation Short Term Account. The other accounts managed by Messrs. Bailey and King include the following: Mennonite Insurance Company and the Mennonite Mutual Aid Association. Mr. King also manages the MMA Trust Corporate Account and the Mennonite Retirement Trust Retired Account. Mr. Bailey and Mr. King purchase some of the same securities for the Intermediate Income Fund as for 10 of the MMA Trust Company Accounts and all of the other accounts managed by them, except for the MMA Trust Corporate Account.
     In cases where the portfolio manager is responsible for the management of more than one account, particularly when the portfolio manager has a financial incentive to favor one account over another, the potential arises for the portfolio manager to favor one account over another. The principal types of conflicts of interest are described above.
     Messrs. Bailey and King are compensated on the basis of a salary plus performance bonus for their management of the Intermediate Income Fund. Base salaries are developed using the same criteria employed in determining salary classifications for all employees of the Adviser, as well as the Adviser’s parent, MMA, Inc. The four factors that determine salary classification for the portfolio managers are: (i) Knowledge and Skills (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed), (ii) Decisions and Actions required (this factor measures the need for the ability to exercise judgment and to effect independent decisions and actions), (iii) Relationships Responsibility (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance), and (iv) Supervisory Responsibility (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization). The bonus for the Intermediate Income Fund is structured in a manner that balances the short term (one-year) and longer term (three-year and five-year) investment performance. Mr. Bailey’s and Mr. King’s bonus is weighted 33% for one-year performance (pre-tax), 33% for three-year performance (pre-tax), and 33% for five-year performance (pre-tax).
     The Adviser also contributes an amount equal to 8.5% of each portfolio manager’s salary to his Mennonite Retirement Trust (“MRT”) account, a defined contribution qualified plan. This contribution is made at the end of each

25

month. In addition to the MRT contribution, the Adviser offers a 401(k) plan to employees. The Adviser matches 25 cents per dollar up to 6% of their personal contribution. This match is completed at the end of the year. There are no deferred compensation plans established for the portfolio managers. There is no asset growth-based incentive offered to these portfolio managers.
     The portfolio manager of Evergreen primarily responsible for the day-to-day management of the International Fund’s investments is Francis X. Claró. Mr. Claró became portfolio manager of the International Fund on July 31, 2007. In addition to this Fund, Mr. Claró manages other accounts on behalf of the Sub-Adviser. The table below indicates the accounts over which Mr. Claró has day-to-day investment responsibility. All information in the table is as of December 31, 2007. For purposes of the table, “Other Accounts” may include separately managed accounts for various institutional clients, including, without limitation, pension plans, charitable organizations and public authorities.

Name	Other Accounts Managed by the Portfolio Manager
Francis X. Claró	Registered Investment Companies: 6 accounts with total assets of approximately $4.7 billion
Other Pooled Investment Vehicles: 1 account with total assets of approximately $26 million
Other Accounts: 7 accounts with total assets of approximately $304 million

     Mr. Claró is the portfolio manager for one “Pooled Investment Vehicle” (limited partnership) where the advisory fee is based on the performance of the account. The total assets in this account are $26 million.
     Mr. Claró may experience certain conflicts of interest in managing the investments of the International Fund, on the one hand, and the investments of other accounts, including the Evergreen Funds, on the other. Evergreen has strict policies and procedures, enforced through diligent monitoring by Evergreen’s compliance department, to address potential conflicts of interest relating to the allocation of investment opportunities. One potential conflict arises from the weighting scheme used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he holds a larger stake. Evergreen’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager’s discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. Similarly, Evergreen has adopted policies and procedures in accordance with Rule 17a-7 relating to transfers effected without a broker-dealer between a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. In addition, Evergreen’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside Evergreen by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of Evergreen.
     Mr. Claró’s compensation consists primarily of a base salary and an annual bonus. His base salary is reviewed annually and adjusted based on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.
     Mr. Claró’s annual bonus has an investment performance component (75%) and a subjective evaluation component (25%). The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds

26

and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.
     To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. An investment professional has the opportunity to maximize the investment component of the incentive payout by generating performance at the 25th percentile level.
     In determining the subjective evaluation component of the bonus, each investment professional is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.
     Funding for the Evergreen incentive plans is derived from a formula based on the net profitability of the firm on an annual basis. Incentive plan funds are then allocated to each line of business. Incentives payments to individuals can be a meaningful part of their overall compensation package. All investment professionals are eligible to participate in the incentive plan. A portion of incentives is deferred into restricted stock on a multi-year vesting schedule to promote ownership in the company and retention of investment professionals.
     As part of Evergreen’s compensation plan for investment professionals, Mr. Claró may also receive incentive awards of restricted stock in Wachovia Corporation, Evergreen’s publicly traded parent company, based on his performance and positions held.
     In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:
•	medical, dental, vision and prescription benefits,

•	life, disability and long-term care insurance,

•	before-tax spending accounts relating to dependent care, health care, transportation and parking, and

•	various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.
     These benefits are broadly available to Evergreen employees. Senior level employees in Evergreen, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.
     The portfolio managers of Davis primarily responsible for the day-to-day management of the Core Stock Fund’s reinvestments are Christopher C. Davis and Kenneth Charles Feinberg. In addition, Messrs. Davis and Feinberg manage other accounts on behalf of the Sub-Adviser. The table below indicates the accounts over which each has day-to-day investment responsibility. All information in the table is as of December 31, 2007.

27

Name	Other Accounts Managed by the Portfolio Manager
Christopher C. Davis	Registered Investment Companies: 27 accounts with total assets of approximately $82.8 billion
Other Pooled Investment Vehicles: 11 accounts with total assets of approximately $1.2 billion
Other Accounts:132 accounts with total assets of approximately $12.7 billion

Kenneth Charles Feinberg	Registered Investment Companies: 25 accounts with total assets of approximately $82.5 billion
Other Pooled Investment Vehicles: 10 accounts with total assets of approximately $1.1 billion
Other Accounts: 132 accounts with total assets of approximately $12.7 billion

     The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the Core Stock Fund.
     If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.
     With respect to securities transactions for the Core Stock Fund, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis may place separate, non-simultaneous, transactions for the Core Stock Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Core Stock Fund or the other account.
     Substantial investment of Davis or Davis family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive based fee on any account.
     Christopher Davis’ compensation for services provided to Davis consists of a base salary. Kenneth Feinberg’s compensation for services provided to Davis consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis’ profits, (iii) awards of equity (“Units”) in Davis, including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by Davis. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.
     The portfolio managers of Luther King primarily responsible for the day-to-day management of the Small Cap Fund’s reinvestments are J. Luther King, Jr. and Steven R. Purvis. In addition, Messrs. King and Purvis manage other

28

accounts on behalf of the Sub-Adviser. The table below indicates the accounts over which each has day-to-day investment responsibility. All information in the table is as of December 31, 2007.

Name	Other Accounts Managed by the Portfolio Manager
J. Luther King, Jr.	Registered Investment Companies: 9 accounts with assets of approximately $934 million
Other Pooled Investment Vehicles: 2 accounts with assets of approximately $453 million*
Other Accounts: 231 accounts with assets of approximately $3.1 billion

Steven R. Purvis	Registered Investment Companies: 4 accounts with assets of approximately $702 million
Other Pooled Investment Vehicles: 0
Other Accounts: 61 accounts with assets of approximately $1.2 billion

*	Mr. King manages one “Other Pooled Investment Vehicle” where the advisory fee is based on the performance of the account. The total assets in the account are approximately $133 million.

     The portfolio managers are responsible for managing the Funds and other accounts, including employee benefit plans, pension plans, endowments, investment companies, and high-net worth individuals. These accounts may have investment objectives, strategies and risk profiles that differ from those of the Funds. The portfolio managers make investment decisions for each account based on its policies, practices and other relevant considerations. Consequently, the portfolio managers may purchase or sell securities at the same or different times for one account and not another account or a Fund, which may affect the performance of that security across accounts. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact a Fund depending on market conditions. Luther King’s goal is to meet its fiduciary obligations to treat all clients fairly and provide high quality investment services to all its clients.
     As an investment adviser, Luther King owes a fiduciary duty to its clients and must allocate trades among them in as fair and equitable manner as possible. Each portfolio manager is responsible for selecting investments on behalf of the accounts he or she manages and for insuring that each investment so selected is suitable for each client in light of the client’s available cash, investment objectives and restrictions, the permitted investment techniques, tolerance for risk, tax status, portfolio size, and other relevant considerations.
     Luther King has fiduciary responsibilities with respect to all managed portfolios. Consequently, the allocation of securities purchased on behalf of clients is an important matter. Portfolio managers and traders must be alert to the nature of such transactions and avoid any action which might be considered to indicate preferential treatment for any of the clients. Care must be taken to avoid preferential treatment for a portfolio. Thus, Luther King has developed a variety of policies and procedures reasonably designed to mitigate these conflicts.
     As an independent firm, Luther King has full control over its compensation structure. Luther King seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Each member of the professional staff is provided a salary and is eligible to participate in Luther King’s profit sharing plan. The majority of compensation is derived from bonuses which are discretionary and based on individual merit as well as success of Luther King in any given year. Criteria for individual bonuses include stock

29

selection, investment performance, and portfolio management. There is no standard formula or method for determining bonuses and the factors considered for bonuses vary by individual.
     The portfolio managers are encouraged to invest in the Funds to align their own personal financial interests with those of shareholders. Senior management of the adviser monitors the percent of each manager’s investable, liquid net worth that is committed to the Fund they manage, as well as the percent of their liquid net worth that is invested across all of the Funds. As of December 31, 2007, the Adviser’s portfolio managers had an average of 19% of their liquid net worth invested in the Funds they manage and 56% of their liquid, investable net worth is committed to all of the Funds managed by the Adviser.
     The following table sets forth the dollar range of equity securities beneficially owned by each of the Fund’s portfolio managers as of December 31, 2007:

Dollar Range of Equity Securities in the Fund
Name of Portfolio Manager	Managed by the Portfolio Manager

Chad Horning	Value Index Fund: $10,001 — $50,000 Growth Index Fund: $10,001 — $50,000

Benjamin Bailey	Intermediate Income Fund: $1 — $10,000

Delmar King	Intermediate Income Fund: over $100,000

Francis X. Claró	International Fund: None

Christopher Davis	Core Stock Fund: over $100,000

Kenneth Feinberg	Core Stock Fund: None

J. Luther King, Jr.	Small Cap Fund: None

Steven R. Purvis	Small Cap Fund: $10,001 — $50,000

Portfolio Transactions
     Pursuant to the Investment Advisory Agreement and the Sub-Investment Advisory Agreements, the Adviser or a Sub-Adviser, as appropriate, determines, subject to the general supervision of the Board of Trustees of the Company and in accordance with each Fund’s investment objectives and restrictions, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute such Fund’s portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser and the Sub-Advisers, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.
     The selection of a broker or dealer to execute portfolio transactions is made by the Adviser or the appropriate Sub-Advisor. In executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best

30

execution. The factors that may be considered in assessing the best execution available for any transaction, include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services. Such research services may include full access to the brokerage firms’ fundamental, quantitative and strategic research via their websites and frequent e-mails, as well as personal contact with the brokerage firm personnel. Such information may be useful to the Adviser or the Sub-Advisers in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or the Sub-Advisers in carrying out their obligations to the Funds. In selecting brokers, the Adviser retains the right to impose its ethical investment guidelines.
     For fiscal year ended December 31, 2007, the Adviser and the Sub-Advisers directed Fund brokerage transactions to various brokers for research services provided. The broker, the value of the transactions directed to the broker and commissions paid to the broker for the fiscal year ended December 31, 2007 are as follows:

	Value of Transactions	Commissions Paid
Broker	Directed to Broker	to Broker
Jefferies & Co.	$8,133,612	$14,180
ISI Group, Inc.	$17,138	$108
Instinet, LLC	$6,035,374	$13,245
Capital Institutional Services, Inc.	$95,263	$253
UBS Warburg	$24,434,666	$44,791

     While the Adviser and the Sub-Advisers generally seeks competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for the reasons discussed above.
     Total brokerage commissions paid for the last three fiscal years are as follows:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	December 31, 2007	December 31, 2006	December 31, 2005
Core Stock Fund	$96,543	$266,131	$124,523
International Fund	$245,471	$303,573	$249,484
Value Index Fund	$29,687	$29,764	$16,670
Intermediate Income Fund	$525	$0	$0
Growth Index Fund	$2,856	N/A	N/A
Small Cap Fund	$39,000	N/A	N/A

     No commissions were paid to any affiliate of the Funds, the Adviser, Luther King or Davis. For the fiscal years ended December 31, 2007, 2006 and 2005, the aggregate dollar amount of brokerage commissions paid by the Funds to Wachovia Securities, which is an affiliate of Evergreen, was $0, $0, and $2,340, respectively.
     Except as permitted by applicable laws, rules and regulations, neither the Adviser nor the Sub-Advisers will, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Advisers, the Distributor, or any of their affiliates, and will not give preference to the Adviser’s or the Sub-Advisors’ affiliates with respect to such transactions, securities, repurchase agreements and reverse repurchase agreements.
     Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser or the Sub-Advisers. Any such other fund, investment company or account may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and either another Fund of the Company or another investment company

31

or account, the transaction will generally be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser or the Sub-Adviser, as appropriate, believes to be equitable to the Fund(s) and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Fund or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Funds, neither the Adviser nor the Sub-Adviser will inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser, the Sub-Advisers or their parents, subsidiaries or affiliates, and, in dealing with its customers, neither the Adviser, the Sub-Advisers, nor their parents, subsidiaries or affiliates will inquire or take into consideration whether securities of such customers are held by the Funds.
Administrator
JPMORGAN CHASE BANK, N.A.
     The Company has retained JPMorgan Chase Bank, N.A. (“JPMorgan”), 303 Broadway, Cincinnati, Ohio 45202, to act as its transfer agent. JPMorgan maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Fund, JPMorgan receives a monthly per account fee from the Company, plus out-of-pocket expenses.
     JPMorgan also provides accounting and pricing services to the Company. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable JPMorgan to perform its duties, each Fund pays JPMorgan a monthly fee based on the Fund’s net assets and reimburses JPMorgan for the cost of external pricing services and other out-of-pocket expenses.
     JPMorgan also provides administrative services to the Company. In this capacity, JPMorgan supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. JPMorgan supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. Each Fund pays JPMorgan a monthly administrative service fee based on its average daily net assets, plus out-of-pocket expenses. For the period from January 1, 2007 through December 31, 2007, the period January 1, 2006 through December 31, 2006 and the period from September 26, 2005 through December 31, 2005, JPMorgan received the following administrative fees:
Administration Fees

	Fees Paid During	Fees Paid During	Fees Paid During
	the Period From	the Period From	the Period From
	January 1, 2007	January 1, 2006	September 26, 2005
	through December	through December	through December
Fund*	31, 2007	31, 2006	31, 2005
Intermediate Income Fund	$421,483	$376,435	$101,209
Core Stock Fund	$544,820	$471,210	$117,470
International Fund	$294,654	$220,537	$18,583
Value Index Fund	$125,929	$79,571	$53,505
Small Cap Fund	$5,446	N/A	N/A
Growth Index Fund	$4,245	N/A	N/A

32

*	The administration fees for the Growth Index Fund and the Small Cap Fund are for the period May 1, 2007 through December 31, 2007 because the Funds did not commence operations until May 1, 2007.

     Prior to September 26, 2005, BISYS Fund Services (“BISYS”) served as administrator to the Funds pursuant to an Administration Agreement dated July 1, 2003. As of July 1, 2003, for it services under the Administration Agreement, Transfer Agency Agreement and Fund Accounting Agreement (collectively, the “Service Agreements”), and pursuant to an Omnibus Fee Agreement, BISYS received an omnibus fee (“Omnibus Fee”) for services provided under the Service Agreements. For each Fund, the Company paid to BISYS an asset-based omnibus fee at an annual rate based upon the average daily net asset value of the Fund, as set forth below:

	Up to $500	Above $500
Fund	Million in Assets	Million in Assets
Core Stock	0.35%	0.20%
Intermediate Income	0.30%	0.15%
International Equity	0.40%	0.20%
Value Index	0.30%	0.15%
     For any month in which the combined average daily net asset value of all Funds in the aggregate, for the relevant month, was at least $500 million, each Fund’s Omnibus Fee would be charged at the “Above $500 million” fee structure.
     Pursuant to the Second Amendment to Omnibus Fee Agreement, dated July 1, 2004, BISYS also received $5,000 per year for providing additional services in connection with the valuation of securities held in the International Fund and $10,000 per year for out-of-pocket expenses that were payable to fair value information vendors for the provision of fair value pricing information to BISYS.
     The total administration fees paid to BISYS for the last three fiscal years are as follows:

Fees Paid to BISYS
from January 1, 2005-
Fund	September 25, 2005

Intermediate Income Fund	$317,352
Core Stock Fund	$486,770
International Fund	$212,585
Value Index Fund	$53,074
Distributor
     IFS Fund Distributors, Inc. (the “Distributor”), 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is the Company’s principal underwriter and, as such, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the Funds’ shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.
     The total front-end sales charges and contingent deferred sales charges received and subsequently re-allowed to other parties by the Distributor on behalf of the Funds for the period from January 1, 2007 through December 31, 2007 and from January 1, 2006 through December 31, 2006 are as follows*:

33

	For the	For the
	Period from	Period from
	01/01/07-	01/01/06-
Intermediate Income Fund	12/31/07	12/31/06
Class A
Front-end Sales Charges Received by IFS Fund Distributors	$90,303	$89,076
Front-end Sales Charges Re-allowed to MMA Securities, Inc.	$9,921	$7,808
Front-end Sales Charges Re-allowed to other Dealers	$80,382	$81,267
Class B
Deferred Sales Charges Received	$13,085	$11,265
Deferred Sales Charges Retained	$0	$0

	For the	For the
	Period from	Period from
	01/01/07-	01/01/06-
International Fund	12/31/07	12/31/06
Class A
Front-end Sales Charges Received by IFS Fund Distributors	$120,678	$102,609
Front-end Sales Charges Re-allowed to MMA Securities, Inc.	$18,408	$12,663
Front-end Sales Charges Re-allowed to other Dealers	$102,270	$89,946
Class B
Deferred Sales Charges Received	$4,967	$3,445
Deferred Sales Charges Retained	$0	$0

	For the	For the
	Period from	Period from
	01/01/07-	01/01/06-
Core Stock Fund	12/31/07	12/31/06
Class A
Front-end Sales Charges Received by IFS Fund Distributors	$155,508	$185,932
Front-end Sales Charges Re-allowed to MMA Securities, Inc.	$22,264	$24,274
Front-end Sales Charges Re-allowed to other Dealers	$133,244	$161,659
Class B
Deferred Sales Charges Received	$25,421	$26,726
Deferred Sales Charges Retained	$0	$0

34

	For the	For the
	Period from	Period from
	01/01/07-	01/01/06-
Value Index Fund	12/31/07	12/31/06
Class A
Front-end Sales Charges Received by IFS Fund Distributors	$143,625	$129,787
Front-end Sales Charges Re-allowed to MMA Securities, Inc.	$21,407	$21,804
Front-end Sales Charges Re-allowed to other Dealers	$122,218	$107,983
Class B
Deferred Sales Charges Received	$6,142	$2,363
Deferred Sales Charges Retained	$0	$0

For the
Period from
05/01/07-
Small Cap Fund	12/31/07
Class A
Front-end Sales Charges Received by IFS Fund Distributors	$14,463
Front-end Sales Charges Re-allowed to MMA Securities, Inc.	$1,996
Front-end Sales Charges Re-allowed to other Dealers	$12,467
Class B
Deferred Sales Charges Received	$29
Deferred Sales Charges Retained	$0

For the
Period from
05/01/07-
Growth Index Fund	12/31/07
Class A
Front-end Sales Charges Received by IFS Fund Distributors	$18,573
Front-end Sales Charges Re-allowed to MMA Securities, Inc.	$6,839
Front-end Sales Charges Re-allowed to other Dealers	$11,734
Class B
Deferred Sales Charges Received	$28
Deferred Sales Charges Retained	$0

35

*	The total front-end sales charges and contingent deferred sales charges for the Growth Index Fund and the Small Cap Fund only include those for the period May 1, 2007 through December 31, 2007 because these Funds had not commenced operations prior to May 1, 2007.
     The total front-end sales charges and contingent deferred sales charges received and subsequently re-allowed to other parties by the Distributor on behalf of the Funds for the period from September 26, 2005 through December 31, 2005 are as follows:

For the
Period from
09/26/05-
Intermediate Income Fund	12/31/05
Class A
Front-end Sales Charges Received by IFS Fund Distributors	$15,556
Front-end Sales Charges Re-allowed to MMA Securities, Inc.	$1,196
Front-end Sales Charges Re-allowed to other Dealers	$14,360
Class B
Deferred Sales Charges Received	$3,828
Deferred Sales Charges Retained	$0

For the
Period from
09/26/05-
International Fund	12/31/05
Class A
Front-end Sales Charges Received by IFS Fund Distributors	$16,576
Front-end Sales Charges Re-allowed to MMA Securities, Inc.	$1,991
Front-end Sales Charges Re-allowed to other Dealers	$14,585
Class B
Deferred Sales Charges Received	$1,514
Deferred Sales Charges Retained	$0

For the
Period from
09/26/05-
Core Stock Fund	12/31/05
Class A
Front-end Sales Charges Received by IFS Fund Distributors	$27,657
Front-end Sales Charges Re-allowed to MMA Securities, Inc.	$3,107
Front-end Sales Charges Re-allowed to other Dealers	$24,550

36

For the
Period from
09/26/05-
Core Stock Fund	12/31/05
Class B
Deferred Sales Charges Received	$11,786
Deferred Sales Charges Retained	$0

For the
Period from
09/26/05-
Value Index Fund	12/31/05
Class A
Front-end Sales Charges Received by IFS Fund Distributors	$21,933
Front-end Sales Charges Re-allowed to MMA Securities, Inc.	$2,454
Front-end Sales Charges Re-allowed to other Dealers	$19,479
Class B
Deferred Sales Charges Received	$3,397
Deferred Sales Charges Retained	$0
     Prior to September 26, 2005, BISYS served as Distributor for the Funds pursuant to an agreement dated January 3, 1994.
     The total front-end sales charges and contingent deferred sales charges received by BISYS as the distributor for the last three fiscal years are as follows:

For the
Period from
01/01/05-
Intermediate Income Fund	09/25/05
Class A
Front-end Sales Charges Received	$72,343
Front-end Sales Charges Retained	$5,869
Front-end Sales Charges Re-allowed to other Dealers	$66,474
Class B
Deferred Sales Charges Received	$22,523
Deferred Sales Charges Retained	$0

For the
Period from
01/01/05-
Core Stock Fund	09/25/05
Class A
Front-end Sales Charges Received	$129,034
Front-end Sales Charges Retained	$14,594
Front-end Sales Charges Re-allowed to other Dealers	$114,440
Class B
Deferred Sales Charges Received	$43,276
Deferred Sales Charges Retained	$0

37

For the
Period from
01/01/05-
International Fund	09/25/05
Class A
Front-end Sales Charges Received	$58,500
Front-end Sales Charges Retained	$6,954
Front-end Sales Charges Re-allowed to other Dealers	$51,546
Class B
Deferred Sales Charges Received	$8,150
Deferred Sales Charges Retained	$0

For the
Period from
01/01/05-
Value Index Fund	09/25/05
Class A
Front-end Sales Charges Received	$80,953
Front-end Sales Charges Retained	$9,522
Front-end Sales Charges Re-allowed to other Dealers	$71,431
Class B
Deferred Sales Charges Received	$5,804
Deferred Sales Charges Retained	$0
     As described in the Prospectus, the Company has adopted Distribution Services Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class A and Class B Shares offered by the Funds in order to pay for activities primarily intended to result in the sale of a Fund’s Class A and Class B Shares. Pursuant to the Plan for Class A Shares, the Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of the applicable Fund’s assets attributable to Class A Shares, and up to 0.25% of these fees may be used for distribution purposes and up to 0.25% may be used for activities or expenses related to account maintenance or personal service to existing shareholders. Pursuant to the Plan for Class B Shares, the Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund’s assets attributable to Class B Shares, and up to 0.75% of these fees may be used for distribution purposes and up to 0.25% may be used for activities or expenses related to account maintenance or personal service to existing shareholders.
     For the fiscal year ended December 31, 2007, each Fund paid or reimbursed the Distributor pursuant to the Plans with respect to Class A and Class B Shares in the following amounts and for the following purposes*:
     Intermediate lncome Fund — pursuant to the Plan for Class A Shares, $112,129 was paid to sales personnel in connection with shareholder services and $112,129 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $57,750 was paid to sales personnel in connection with shareholder services and $173,251 was paid to brokers in connection with distribution activities.
     Core Stock Fund — pursuant to the Plan for Class A Shares, $258,763 was paid to sales personnel in connection with shareholder services and $258,763 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $158,238 was paid to sales personnel in connection with shareholder services and $474,714 was paid to brokers in connection with distribution activities.

38

     International Fund — pursuant to the Plan for Class A Shares, $121,357 was paid to sales personnel in connection with shareholder services and $121,357 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $58,713 was paid to sales personnel in connection with shareholder services and $176,139 was paid to brokers in connection with distribution activities.
     Value Index Fund — pursuant to the Plan for Class A Shares, $70,910 was paid to sales personnel in connection with shareholder services and $70,910 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $34,697 was paid to sales personnel in connection with shareholder services and $104,090 was paid to brokers in connection with distribution activities.
     Small Cap Fund — pursuant to the Plan for Class A Shares, $1,317 was paid to sales personnel in connection with shareholder services and $1,317 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $315 was paid to sales personnel in connection with shareholder services and $944 was paid to brokers in connection with distribution activities.
     Growth Index Fund — pursuant to the Plan for Class A Shares, $1,861 was paid to sales personnel in connection with shareholder services and $1,861 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $484 was paid to sales personnel in connection with shareholder services and $1,453 was paid to brokers in connection with distribution activities.

*	The reimbursed distribution fees pursuant to the Plans with respect to Class A and Class B Shares for the Growth Index Fund and the Small Cap Fund are for the period May 1, 2007 through December 31, 2007 because these Funds had not commenced operations prior to May 1, 2007.
Custodian
     The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois, serves as custodian (the “Custodian”) to the Company pursuant to the Custodian Agreement dated as of December 8, 2003 between the Company and the Custodian (the “Custodian Agreement”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities and collecting income on each Fund’s investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. Rules adopted under the 1940 Act permit the Company to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian may enter into subcustodial agreements for the holding of each Fund’s foreign securities.
     Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by the Company upon 60-days’ advance written notice to the Custodian and by the Custodian upon 90-days’ written notice to the Company.
Independent Registered Public Accounting Firm
     Ernst & Young LLP with principal offices at 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Funds.
Legal Counsel
     Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116, serves as counsel to the Company.

39

ADDITIONAL INFORMATION
Description of Shares
     The Company was organized on September 30, 1993 as a Delaware statutory trust. The Company’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $.01 per share (the “Shares”). The Company presently has six separate investment portfolios (or series) of Shares. The Company’s Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Company into one or more additional investment portfolios (or series) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.
     Shares have no subscription or preemptive rights and only such conversion or exchange rights as described in the Prospectus. When issued for payment as described in the Prospectus and this SAI, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.
     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of an independent registered public accounting firm, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Company voting without regard to the Fund.
Vote of a Majority of the Outstanding Shares
     As used in the Prospectus and this SAI, a “vote of a majority of the outstanding Shares” of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.
Proxy Voting Policies and Procedures
     The Funds’ proxy voting policies and procedures are included for your reference at Appendix B to this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge, upon request, by calling 1-800-9-PRAXIS or visiting the Funds’ website at http://www.mmapraxis.com and on the SEC’s website at http://www.sec.gov.
Additional Tax Information
     Taxation of theFunds. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

40

     To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.
     As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.
     If for any taxable year a Fund fails to qualify as a regulated investment company, the Fund will be subject to U.S. federal income tax on its taxable income (with no deduction for distributions to shareholders), and Fund distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund’s earnings and profits.
     Distributions. Dividends paid out of a Fund’s investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. A portion of either the Core Stock Fund’s, the International Fund’s, the Value Index Fund’s, the Growth Index Fund’s or the Small Cap Fund’s income may consist of dividends paid by U.S. corporations, and, accordingly, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction. It is also possible that a portion of the income earned by the Intermediate Income Fund may be in the form of dividends from fixed income preferred stock investments. Therefore, a portion of that Fund’s income may also be eligible for the corporate dividends-received deduction.
     A portion of the dividends received by individual Shareholders from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

41

     Distributions of net capital gains, if any, designated as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund’s Shares, and are not eligible for the dividends-received deduction.
     For federal tax purposes, distributions received from a Fund will be treated as described above whether received in cash or in additional shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.
     Original Issue Discount Securities. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.
     Options and Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.
     Certain options in which a Fund may invest are “section 1256 contracts”. Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.
     Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.
     Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
     Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders,

42

and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
     Constructive Sales. Under certain circumstances, a Fund may recognize gain from the constructive sale of an appreciated financial position. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions before the end of the 30th day after the close of the taxable year, if certain conditions are met.
     Municipal Obligations. If a Fund invests in tax-exempt municipal obligations from which it earns tax-exempt interest income, such income will not be tax-exempt in the hands of shareholders. In order to avoid the payment of federal income and excise tax, the Fund may be required to distribute such income to shareholders, to whom it will be taxable.
     Other Investment Companies. It is possible that, by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.
     Foreign Currency Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
     Passive Foreign Investment Companies. If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.
     A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund’s investment company taxable income and net capital gain, which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. A Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information. Alternatively, another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any market-to-market losses and any loss from an actual

43

disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.
     Sale of Shares. Upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a shareholder generally will realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such Shares.
     In some cases, shareholders of a Fund will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the Shares of the Fund, (2) the Shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires Shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund Shares. The term “reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund Shares.
     Foreign Withholding Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.
     If more than 50% of the value of the International Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Because application of the deduction or credit for foreign taxes paid is subject to numerous limitations and depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.
     Backup Withholding. Each Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
     Foreign Shareholders. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. For example, dividends paid by a Fund to a foreign shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). For Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of Fund distributions received by a foreign shareholder may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and capital gains. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of Shares held by a foreign shareholder that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. Fund distributions, if any, made during such three year period

44

that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITs), will be taxable to foreign shareholders and will require such shareholders to file U.S. income tax returns. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.
     Other Taxation. The Company is organized as a Delaware business trust and, under current law, neither the Company nor any Fund is liable for any income or franchise tax in the State of Delaware, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.
     Fund shareholders may be subject to state and local taxes on their Fund distributions. In certain states, Fund distributions that are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation. Also, in many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.
Principal Shareholders
     As of April 3, 2008, no persons or entities owned beneficially or of record 5% or more of any Fund’s outstanding shares, except: (1) Goodville Mutual Casualty, 625 W. Main St., New Holland, Pennsylvania 17557, which owned of record 5.81% of the International Fund’s Class I shares; (2) Mennonite Retirement Trust, P.O. Box 483, Goshen, Indiana 46527, which owned of record 26.40% of the Intermediate Income Fund’s Class I shares, owned of record 36.84% of the Core Stock Fund’s Class I shares, owned of record 42.39% of the International Fund’s Class I shares, owned of record 23.86% of the Value Index Fund’s Class I shares and owned of record 78.77% of the Growth Index Fund’s Class I shares; (3) NFS LLC FBO Mennonite Foundation , P.O. Box 483, Goshen, Indiana 46527, which owned of record 48.80% of the Intermediate Income Fund’s Class I shares, owned of record 38.02% of the Core Stock Fund’s Class I shares, owned of record 20.25% of the International Fund’s Class I shares, owned of record 17.19% of the Value Index Fund’s Class I shares, owned of record 20.79% of the Small Cap Fund’s Class I shares and owned of record 13.87% of the Growth Index Fund’s Class I shares; (4) NFS LLC FEBO MMA Trust Co., P.O. Box 483, Goshen, Indiana 46527, which owned of record 13.63% of the Intermediate Income Fund’s Class I shares, owned of record 16.52% of the Core Stock Fund’s Class I shares, owned of record 22.16% of the International Fund’s Class I shares, owned of record 50.54% of the Value Index Fund’s Class I shares and owned of record 71.45% of the Small Cap Fund’s Class I shares; (5) Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, which owned of record 28.94% of the International Fund’s Class A shares, owned of record 16.97% of the Intermediate Income Fund’s Class A shares, owned of record 11.92% of the Core Stock Fund’s Class A shares and owned of record 8.47% of the Value Index Fund’s Class A shares.
Miscellaneous
     The Funds may include information in their Annual Reports and Semiannual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a Fund within the Company or (4) describes investment management strategies for such Funds. Such information is provided to inform shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Company officers regarding expected trends and strategies.
     Individual Trustees are elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals, however such a meeting will be held if less than a majority of current Trustees have been elected by shareholders. The Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request from shareholders owning not less than 10% of the outstanding votes of the Company entitled to vote. At such a meeting, a vote of two-thirds of the outstanding shares of the Company has the power to remove one or more Trustees.

45

     The Company is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Company.
     The Prospectus and this SAI omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.
     The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI .

46

FINANCIAL STATEMENTS
     Financial Statements for the Funds, including notes thereto, and the report of Ernst & Young LLP thereon, dated February 28, 2008 are included in the Funds’ Annual Report to Shareholders and incorporated by reference into this SAI. Copies of the Annual Report may be obtained upon request and without charge from the Funds at the address and telephone number provided on the cover of this SAI.

47

APPENDIX A
Commercial Paper Ratings
     A Standard & Poor’s Corporation (“S&P”) commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper.
     “A-I” — Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-l+.”
     “A-2” — Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”
     “A-3” — Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.
     “B” — Issue has only a speculative capacity for timely payment.
     “C” — Issue has a doubtful capacity for payment.
     “D” — Issue is in payment default.
     Moody’s Investors Service, Inc. (“Moody’s”) commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:
     “Prime-1” — Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
     “Prime-2” — Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
     “Prime-3” — Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
     “Not Prime” — Issuer does not fall within any of the Prime rating categories.
     The three rating categories of Duff & Phelps Credit Rating Co. (“Duff & Phelps”) for investment grade commercial paper are “Duff 1,” “Duff 2” and “Duff 3.” Duff & Phelps employs three designations, “Duff 1+,” “Duff 1” and “Duff 1-,” within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper.

     “Duff 1+” — Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
     “Duff 1” — Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
     “Duff 1-” — Debt possesses high certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
     “Duff-2” — Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
     “Duff 3” — Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.
     “Duff 4” — Debt possesses speculative investment characteristics.
     “Duff 5” — Issuer has failed to meet scheduled principal and/or interest payments.
     Fitch Investors Service, Inc. (“Fitch”) short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F-l+” — Securities possess exceptionally strong credit quality. Issuers assigned this rating are regarded as having the strongest degree of assurance for timely payment.
     “F-1” — Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-l+.”
     “F-2” — Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-l+” and “F-1” categories.
     “F-3” — Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes in financial and economic conditions.
     “D” — Securities are in actual or imminent payment default.
     Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.
     Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-banks; non United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:
     “TBW-1” — This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     “TBW-2” — This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”
     “TBW-3” — This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.
     “TBW-4” — This designation indicates that the debt is regarded as non-investment grade and therefore speculative.
     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by 1BCA for short-term debt ratings:
     “A1 + ” — Obligations are supported by the highest capacity for timely repayment.
     “A2” — Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.
     “A3” — Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.
     “B” — Obligations capacity for timely repayment is susceptible to changes in business, economic, or financial conditions.
     “C” — Obligations have an inadequate capacity to ensure timely repayment.
     “D” — Obligations have a high risk of default or are currently in default.
Corporate and Municipal Long-Term Debt Ratings
     The following summarizes the ratings used by S&P for corporate and municipal debt:
     “AAA” — This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
     “AA” — Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
     “A” — Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
     “BBB” — Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
     “BB,” “B,” “CCC,” “CC,” and “C” — Debt that possesses one of these ratings is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
     “CI” — This rating is reserved for income bonds on which no interest is being paid.
     “D” — Debt is in default, and payment of interest and/or repayment of principal is in arrears.
     PLUS (+) OR MINUS (-) — The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
     The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:
     “Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     “Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
     “A” — Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
     “Baa” — Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     “Ba,” “B,” “Caa,” “Ca,” and “C” — Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing, “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.
     Con. (—) — Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
     Moody’s applies numerical modifiers 1, 2 and 3 in each generic classification from “Aa” to “B” in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.
     The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

     “AAA” —Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
     “AA” —Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
     “A” —Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.
     “BB,” “B,” “CCC,” “DD,” and “DP” —Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated “BB” is deemed likely to meet obligations when due. Debt rated “B” possesses the risk that obligations will not be met when due. Debt rated “CCC” is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated “DD” is a defaulted debt obligation, and the rating “DP” represents preferred stock with divided arrearages.
     To provide more detailed indications of credit quality, the “AA,” “A,” “BBB,” “BB” and “B” ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.
     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:
     “AAA” —Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
     “AA” —Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-l+.”
     “A” —Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
     “BBB” —Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
     “BB,” “B,” “CCC,” “C,” “DDD,” “DD,” and “D” —Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.
     To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “C” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:
     “AAA” —Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and. interest is substantial such that adverse changes. in business, economic or financial conditions are unlikely to increase investment risk significantly.
     “AA” —Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.
     “A” — Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.
     “BBB” — Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.
     “BB,” “B,” “CCC,” “CC,” and “C” — Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. “BB” represents the lowest degree of speculation and indicates a possibility of investment risk developing. “C” represents the highest degree of speculation and indicates that the obligations are currently in default.
     IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.
     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:
     “AAA” — This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.
     “AA” — This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.
     “A” — This designation indicates that the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
     “BBB” — This designation represents Thomson BankWatch’s lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
     “BB,” “B,” “CCC,” and “CC” — These obligations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. “PB” indicates the lowest degree of speculation and “CC” the highest degree of speculation.

     “D” — This designation indicates that the long-term debt is in default.
     PLUS (+) OR MINUS (-) — The ratings from “AAA” through “CC” may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

APPENDIX B
2008 MMA U.S. Proxy Voting Guidelines
MANAGEMENT PROPOSALS
1. Director-Related Issues
A corporation’s board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as guardians of shareholders’ interests.
The role and responsibilities of directors has been the subject of much discussion and debate over the past decade. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations about corporate boards. The press has hounded bad boards, and institutional investors have used their power to force changes as well. Corporate America has responded, embracing in principle many of the reforms championed by its critics.
Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board’s most important responsibility is to ensure that the corporation is managed in shareholders’ best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, and local communities.
The board’s principal functions are widely agreed to consist of the following:

•	To select, evaluate, and if necessary replace the chief executive officer

•	To review and approve major strategies and financial objectives

•	To advise management on significant issues

•	To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law

•	To nominate directors and otherwise ensure that the board functions effectively

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure, and composition of the board.

     Mennonite Mutual Aid (MMA) classifies directors as either inside directors, affiliated directors, or independent directors. The following chart outlines the requirements for the various classifications:
2008 Classification of Directors
Inside Director (I)

•	Employee of the company or one of its affiliates[1]

•	Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO)

•	Listed as a Section 16 officer[2]

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

Affiliated Outside Director (AO)

•	Board attestation that an outside director is not independent

•	Former CEO of the company[3]

•	Former CEO of an acquired company within the past five years

•	Former interim CEO if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim CEO’s employment agreement will be made[4]

•	Former executive[2] of the company, an affiliate, or an acquired firm within the past five years

•	Executive[2] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years

•	Executive[2], former executive, general or limited partner of a joint venture or partnership with the company

•	Relative[5] of a current Section 16 officer of company or its affiliates

•	Relative[5] of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees, the company or its affiliates employ relatives of numerous board members, or a non-Section 16 officer in a key strategic role)

•	Relative[5] of former Section 16 officer, of the company or its affiliate within the last five years

•	Currently provides (or a relative[5] provides) professional services[6] to the company, to an affiliate of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year

•	Employed by (or a relative[5] is employed by) a significant customer or supplier[7]

•	Has (or a relative[5] has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement [7]

•	Any material financial tie or other related party transactional relationship to the company

•	Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote

•	Has (or a relative[5] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee [8]

•	Founder [9] of the company but not currently an employee

•	Is (or a relative[5] is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments[7] from the company or its affiliates[1]

Independent Outside Director (IO)

•	No material[10] connection to the company other than a board seat

Footnotes:

[1]	“Affiliate” includes a subsidiary, sibling company, or parent company. MMA uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

[2]	“Executives” (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

[3]	Includes any former CEO of the company prior to the company’s initial public offering (IPO).

[4]	MMA will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent non-temporary CEOs. MMA will also consider if a formal search process was underway for a full-time CEO at the time.

[5]	“Relative” follows the SEC’s new definition of “immediate family members,” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[6]	Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[7]	If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

[8]	Interlocks include: (a) executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[9]	The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause MMA to deem the Founder as an independent outsider.

[10]	For purposes of MMA’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

1a. Uncontested Election of Directors
MMA will recommend withholding support for individual nominees or entire slates if we believe that such action is in the best interests of shareholders. In addition to independence, we monitor attendance, stock ownership, conflicts of interest, diversity, and the number of boards on which a director serves.
Votes on individual director nominees are made on a case-by-case basis.
Votes should be withheld from directors who:

•	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

•	implement or renew a dead-hand or modified dead-hand poison pill

•	Have adopted a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	sit on more than six public company boards or are CEOs of public companies and sit on more than two public company boards besides their own, but only at their outside directorships

•	are on the compensation committee when there is a negative correlation between chief executive pay and company performance, or for poor compensation practices including excessive perks and egregious employment contracts

•	have failed to address the issue(s) that resulted in any of the directors receiving more than 50 percent withhold votes out of those cast at the previous board election

•	ignore a shareholder proposal that is approved by a majority of the votes outstanding

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	have failed to act on takeover offers where the majority of the shareholders have tendered their shares

•	serve as members of the audit committee when more than 50 percent of the total fees paid to the auditor is attributable to non-audit work OR if a company is found to have pulled auditor ratification from the ballot within the past year

•	are inside or affiliated directors and sit on the audit, compensation, or nominating committees

•	are inside or affiliated directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

•	serve as a member of the nominating committee that has failed to establish gender and/or racial diversity on the board. If the company does not have a formal nominating committee, votes will be withheld from the entire slate.

•	serve as a member of the compensation committee that has approved egregious compensation packages or has failed to adequately disclose the details of such packages.

•	serve at a Russell 3000 company that underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The company’s response to performance issues will be considered before withholding.

•	serve as a member of the compensation committee where a company has practiced options backdating, depending on the severity of the practices and the subsequent corrective action on the part of the board.

Special attention will be paid to companies that show a high level of disregard for shareholder and stakeholder interests; MMA will consider withholding votes from the entire board of directors in these cases. In addition, MMA will recommend withholding votes from the entire board if the board is not composed of a majority of independent directors. MMA will also highlight other governance concerns in the analyses, including whether the company has combined the roles of Chairman and CEO.
1b. Contested Election of Directors
Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•	long-term financial performance of the target company relative to its industry; management’s track record

•	background to the proxy contest;

•	qualifications of director nominees (both slates);evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	stock ownership positions

•	impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment

1c. Classified Board
Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. In addition to these concerns, empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective. Studies performed by SEC economists and by academics support the view that classified boards are contrary to shareholder interests. For example, the SEC studied the impact of 649 antitakeover proposals, including classified boards, submitted between 1979 and 1985. Stocks within the group showed an average loss in value of 1.31 percent. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, MMA recommends against the adoption of classified boards.

•	Vote for proposals to declassify the board the directors.

•	Vote against proposals to classify the board of directors.

1d. Shareholder Ability to Remove Directors
Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

•	Vote against proposals that provide that directors may be removed only for cause.

•	Vote for proposals to restore shareholder ability to remove directors with or without cause.

•	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

1e. Cumulative Voting
Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. MMA will monitor any counterbalancing governance structures in place when evaluating cumulative voting.

•	Vote against management proposals to eliminate cumulative voting.

1f. Alter Size of the Board
Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. MMA supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

•	Vote for proposals that seek to fix the size of the board.

•	Vote case-by-case on proposals that seek to change the size or range of the board.

•	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

2. Ratification of Auditors
Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. MMA will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot.
In the summer of 2002, the U.S. Justice Department indicted Arthur Andersen for obstruction of justice in matters relating to the federal investigation of Enron Corp., and Arthur Andersen’s viability as a stand-alone firm has been called into doubt by client and employee defections. In light of recent controversies surrounding companies audited by Arthur Andersen, we question the reliability and independence of their auditing services.

•	Vote for proposals to ratify auditors, unless the non-audit fees paid represent 25 percent or more of the total fees paid to the auditor or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

•	Withhold votes from members of the Audit Committee, if material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there is chronic internal control issues and an absence of established effective control mechanisms.

3. Proxy Contest Defenses / Tender Offer Defenses
Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or securities. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids. Prior to 1968, tender offers were not federally regulated. In 1968, Congress enacted the Williams Act as an amendment to the 1934 Securities and Exchange Act to regulate all tender offers. The Securities and Exchange Commission has adopted regulations pursuant to the Williams Act that are intended to promote fairness and prevent fraudulent or manipulative practices. At the same time, many of the states have enacted statutes that are aimed at protecting incorporated or domiciled corporations from hostile takeovers. Many of these state statutes have been challenged as being unconstitutional on grounds that they violate the Williams Act and the commerce and supremacy clauses of the U.S. Constitution. Most statutes, however, have been upheld. The result is a complex set of federal and state regulation, with federal regulation designed to facilitate transactions and state laws intended to impede them.
Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also know as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. Shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.
3a. Shareholder Ability to Call Special Meeting
Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

•	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

3b. Shareholder Ability to Act by Written Consent
Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote for proposals to allow or facilitate shareholder action by written consent.

•	Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

3c. Poison Pills
Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company, 2) dilute the acquirer’s voting interests in the target company, or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

•	Review on a case-by-case basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

3d. Fair Price Provisions
Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

•	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

3e. Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

•	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

3f. Unequal Voting Rights
Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insolate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

•	Generally vote against dual class.

•	Vote for dual class recapitalizations when the structure is designed to protect economic interests of investors.

3g. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

•	Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

•	Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

3h. Supermajority Shareholder Vote Requirement to Approve Mergers
Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

•	Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

•	Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

3i. Director and Officer Liability Protection
Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While

MMA recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, we believe the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. MMA may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but we may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

•	Vote against proposals to limit or eliminate entirely director and officer liability for: (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

3j. Director and Officer Indemnification
Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. MMA may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

•	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

•	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

4. Miscellaneous Governance Provisions
4a. Confidential Voting
Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

•	Vote for management proposals to adopt confidential voting.

4b. Bundled Proposals

•	Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

4c. Adjourn Meeting if Votes are Insufficient
Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

•	Vote against proposals to adjourn the meeting when votes are insufficient.

4d. Changing Corporate Name
Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

•	Vote for changing the corporate name.

4e. Other Business
Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

•	Vote against other business proposals.

5. Capital Structure
The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.
5a. Common Stock Authorization
State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.
Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company’s need for additional shares, and the company’s performance as compared with their industry peers. A company’s need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance. For industry peer comparisons, we rely on data compiled by ISS on common stock authorization proposals for companies comprising 98 percent of the investable U.S. equity market. Companies are classified into one of 11 peer groups and each company’s performance is measured on the basis of three-year total shareholder returns.
MMA evaluates on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense.

•	Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

5b. Stock Distributions: Splits and Dividends

•	Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

5c. Reverse Stock Splits
Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

•	We will review management proposals to implement a reverse stock split on a case-by-case basis.

•	We will generally vote for a reverse stock split if management provides a reasonable justification for the split and the company’s authorized shares are adjusted accordingly.

5d. Blank Check Preferred Authorization
Preferred stock is an equity security, which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion—with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

•	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

•	Review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

•	Vote for requests to require shareholder approval for blank check authorizations.

5e. Adjustments to Par Value of Common Stock
Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal requirements relating to the payment of dividends.

•	Vote for management proposals to reduce the par value of common stock.

5f. Preemptive Rights
Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

•	Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

5g. Debt Restructurings
Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan will be analyzed considering the following issues:
Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
Change in Control—Will the transaction result in a change in control of the company?
Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

•	Review on a case-by-case basis proposals regarding debt restructurings.

5h. Share Repurchase Programs

•	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

6. Executive and Director Compensation
As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans.
Without a doubt, stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.
Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution, options awarded at below-market discounts, permissive policies on pyramiding, restricted stock giveaways that reward tenure rather than results, sales of shares on concessionary terms, blank-check authority for administering committees, option repricing or option replacements, accelerated vesting of awards in the event of defined changes in corporate control, stand-alone stock appreciation rights, loans or other forms of assistance, or evidence of improvident award policies.
Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs of two or more year duration, bonus schemes that pay off in non-dilutive, fully deductible cash, 401K and other thrift or profit sharing plans, and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.
6a. Equity-Based Incentive Plans
The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) instead of simply focusing on voting power dilution. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.
Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to Global Industry Classification Standard (GICS) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company-specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation. In addition, we prefer that companies take additional steps to improve the incentive value of the plan, particularly those that aim to encourage executives to focus on long term performance. Holding periods, vesting provisions, and additional performance criteria are therefore encouraged.

Vote recommendations are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against recommendation is made. If the proposed cost is below the allowable cap, a vote for the plan is recommended unless the plan violates the repricing guidelines or there are other significant concerns with the plan. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis. MMA will also give special consideration to companies that have been unresponsive to shareholder concerns with executive compensation issues.
In the event there is a disconnect between the CEO’s pay and performance, where the main source for the pay increase is equity-based and the CEO participates in the plan being voted on, specifically, if more than half of the increase in total direct compensation is attributable to the equity component, MMA will generally recommend against the equity plan in which the CEO participates. In the case of a disconnect between the CEO’s pay and performance, MMA will also recommend withhold votes from the compensation committee members whether or not an equity plan is on the ballot.
MMA will also consider the average three-year burn rate of companies in evaluating the costs of equity plans. Annual burn-rate levels are becoming important to institutional investors. Burn-rate, also known as run rate, is another measure of dilution that shows how rapid the company is depleting its shares reserved for equity compensation plans. It also captures the annual cost of granting equity to employees in terms of shares. The burn rate policy shall apply when there is an equity plan on the ballot.

•	Votes with respect to compensation plans should be determined on a case-by-case basis.

6b. Approval of Cash or Cash-and-Stock Bonus Plans
Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

•	Vote for plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

6c. Employee Stock Purchase Plans
Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPP plans will soon have an expense charge to the income statements. Therefore, some companies offer nonqualified ESPP.
For nonqualified ESPPs, companies provide a match to employees’ contributions instead of a discount in stock price. Also, limits are placed on employees’ contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the IRC, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

•	Vote for qualified employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

•	Vote against qualified employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

•	Vote for nonqualified employee stock purchase plans with broad-based participation, limits on employee contribution, company matching of up to 25 percent, and no discount on the stock price on the date of purchase.

•	Vote against nonqualified employee stock purchase plans without broad-based participation, or when company matching exceeds 25 percent, or discounts are offered on the stock price at the date of purchase.

6d. Outside Director Stock Awards / Options in Lieu of Cash
These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

•	Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

7. Mergers and Corporate Restructurings
A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.
Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer’s outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.
7a. Mergers and Acquisitions
When voting on mergers and acquisitions we will take into account at least the following:

•	anticipated financial and operating benefits

•	offer price (cost vs. premium)

•	prospects of the combined companies

•	how the deal was negotiated

•	the opinion of the financial advisor

•	potential conflicts of interest between management’s interests and shareholders’ interests

•	changes in corporate governance and their impact on shareholder rights

•	impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment

•	Votes on mergers and acquisitions are considered on a case-by-case basis.

7b. Voting on State Takeover Statutes

•	We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

•	We generally vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

7c. Voting on Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations. Reincorporations into “tax havens” will be given special consideration.

7d. Corporate Restructuring

•	Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

7e. Spin-offs

•	Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

7f. Asset Sales

•	Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

7g. Liquidations

•	Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

7h. Appraisal Rights
Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

•	Vote for proposals to restore, or provide shareholders with, rights of appraisal.

7i. Going Private Transactions
Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock)

•	Cash-out value

•	Whether the interests of continuing and cashed-out shareholders are balanced

•	The market reaction to public announcement of transaction

8. Mutual Fund Proxies
8a. Election of Trustees
Votes on trustee nominees are made on a case-by-case basis, votes on the entire board of directors will examine the following factors:
Votes should be withheld from directors who:

1.	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2.	implement or renew a dead-hand or modified dead-hand poison pill

3.	ignore a shareholder proposal that is approved by a majority of the votes cast

4.	have failed to act on takeover offers where the majority of the shareholders have tendered their shares

8b. Investment Advisory Agreement
An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

•	Votes on investment advisory agreements should be evaluated on a case-by-case basis.

8c. Fundamental Investment
Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

•	Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

8d. Distribution Agreements
Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

•	Votes on distribution agreements should be evaluated on a case-by-case basis.

SHAREHOLDER PROPOSALS
9. Corporate Governance and Executive Compensation
9a. Shareholder meetings/housekeeping issues
9a-1. Rotate Annual Meeting:
The argument in favor of rotating annual meeting location sites is to enable a greater number of shareholders to attend and participate in the meeting.

•	Vote for shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

9b. Board-Related Issues
9b-1. Declassify Board of Directors:
Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. In addition to these concerns, empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective. Studies performed by SEC economists and by academics support the view that classified boards are contrary to shareholder interests. For example, the SEC studied the impact of 649 antitakeover proposals, including classified boards, submitted between 1979 and 1985. Stocks within the group showed an average loss in value of 1.31 percent. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, MMA recommends against the adoption of classified boards.

•	Vote for proposals to declassify the board the directors.

9b-2. Separate Chairman and CEO:
One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairman’s duty to oversee management is obviously compromised when he is required to monitor himself. Generally we vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

•	Vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

9b-3. Adopt Cumulative Voting:
Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Cumulative voting therefore makes it easier for dissidents to be elected to a board.

•	Vote for shareholder proposals to permit cumulative voting.

9b-4. Majority of Independent Directors:
MMA believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, MMA will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity within the last five years; past or current employment by a firm that is one of the company’s paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chairman or chief executive officer is also a board member, service with a non-profit that receives significant contributions from the company.

•	Vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

•	Vote for shareholder proposals to strengthen the definition of independence for board directors.

9b-5. Independent Committees:
Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. For example, the NYSE requires that the audit committees of listed companies to be entirely “independent.” SEC proxy rules require disclosure of any members of a compensation committee who have significant business relationships with the company or interlocking directorships. MMA believes that initiatives to increase the independent representation of these committees or require that these committees be independent should be supported.

•	Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

9b-6. Adopt Director Term Limits:
Those who support term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

•	Vote against shareholder proposals to limit the tenure of outside directors.

9b-7. Implement Director Share Ownership Requirement:
Corporate directors should own some amount of stock of the companies on which they serve as board members. It is a simple way to align the interests of directors and shareholders. However, many highly qualified individuals such as academics and clergy, might not be able to meet this requirement. A preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on candidates. Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

•	Vote against shareholder proposals that seek to establish mandatory share ownership requirements for directors.

•	Vote for shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.

9b-8.Majority Threshold Voting Requirement for Directors:
Shareholders have expressed strong support for precatory shareholder proposals on majority threshold voting. MMA believes shareholders should have a greater voice in regard to the election of directors and believes majority threshold voting represents a viable alternative to the current plurality system in the U.S.

•	Generally vote for reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections) and it does not conflict with the state law where the company is incorporated.

•	Consider voting against the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

9c. Shareholder Rights & Board Accountability
9c-1. Reduce Supermajority Vote Requirements:
Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

•	Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

•	Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

9c-2. Remove Antitakeover Provisions:
There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

•	Vote for shareholder proposals that seek to remove antitakeover provisions.

9c-3. Submit Poison Pill (Shareholder Rights Plan) to a Vote:
Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

•	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

•	Vote case-by-case on proposals to amend an existing shareholder rights plan.

9c-4. Confidential Voting:
Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then resolicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.
The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

•	Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

9c-5. Written Consent/Special Meeting:
Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling. Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote for shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

9c-6. Elect Auditors/ Ensure Auditor Independence:
These shareholder proposals request that the board allow shareholders to elect the company’s auditor at each annual meeting. Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue

Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. MMA believes that shareholders should have the ability to ratify the auditor on an annual basis.

•	Vote for proposals that would allow shareholders to elect the auditors.

•	Vote for proposals that ask a company to adopt a policy on auditor independence

•	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor

•	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.

9c-7. Auditor Rotation:
To minimize any conflict of interest that may rise between the company and its auditor, MMA supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, MMA also believes that the long tenure of audit firms at U.S. companies can be problematic.

•	Vote for shareholder proposals to rotate company’s auditor every five years or more. MMA believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

9d. Compensation Issues
9d-1. Increase Disclosure of Executive Compensation:
The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it often does not provide a complete picture of the company’s compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management (1) has legitimate reasons for setting specific pay levels, and (2) is held accountable for its actions.

•	Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

9d-2. Limit Executive Compensation:
Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. A Business Week article cited by the AFL-CIO has stated that the average CEO of a major corporation made 42 times the pay of a typical American factory worker in 1980. By 1990, that ratio had more than doubled to 85 times the average factory wage. Eight years later the ratio was a “staggering” 419 times the average factory wage in 1998. According to the AFL-CIO, if this rate of growth were to continue, the average CEO’s salary would equal that of about 150,000 American factory workers in the year 2050. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

•	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.

•	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

9d-3. Prohibit/Require Shareholder Approval for Option Repricing:
Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. MMA does not support repricing since it undermines the incentive purpose of the plan. The use of options as incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

•	Vote for shareholder proposals seeking to limit repricing.

•	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

9d-4. Severance Agreements/ Golden Parachutes:
Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy, such disclosure is not required of tin parachutes.

•	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

9d-5. Cash Balance Plans:
A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.
Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other business lobbies are forming a Capitol Hill coalition to preserve the essential features of the plans and to overturn a recent IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

•	Vote for shareholder proposals calling for non-discrimination in retirement benefits.

•	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

9d-6. Performance-Based Options/Indexed Options:
MMA supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. MMA supports option plans that provide challenging performance objectives and serve to motivate executives to excellent performance, and oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders. MMA supports stock options as a significant component of compensation, but believes that there should be limits on grants to both individuals and the company’s top executives, including: (1) no individual may be granted more than five percent of the total options granted in a single year, and (2) a company’s group of executive officers may not be granted more than ten percent of the total options granted in the single year.

•	Vote for shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.

9d-7. Link Compensation to Non-Financial Factors:
Proponents of these proposals feel that social criteria should be factored into the formulas used in determining compensation packages for executives. These shareholders are looking for companies to review current compensation practices and to include social performance criteria, such as increasing investment in order to revitalize “distressed areas,” meeting environmental goals, and accounting for “poor corporate citizenship” when evaluating executive compensation. One of the companies cited by proponents as an example sets annual goals such as employee satisfaction, corporate responsibility, diversity and customer satisfaction as part of a written policy used in linking compensation with financial performance and non-financial bases for evaluation. Proponents believe that many of these factors such as poor environmental performance, workplace lawsuits, etc. are likely to have an impact on the company’s financial performance in the future if they are not addressed adequately today. As a result, shareholders believe they should be considered along with traditional financial considerations when determining executive pay.

•	Vote for shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.

•	Vote for shareholder proposals seeking to link executive pay to non-financial factors.

9d-8. Expensing of Stock Options:
Beginning in 2002, companies came under intense pressure to expense stock options to reflect the true financial impact of the compensation arrangements on the company’s bottom line. Although a number of companies have already moved to expense options, many have not. MMA believes that options expensing provides shareholders with a more accurate view of company performance.

•	Vote for shareholder proposals asking companies to expense stock options.

9e. Strategic Issues
9e-1. Seek sale of company/assets:
These shareholder proposals generally call for the prompt sale of the company to the highest bidder. Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

•	We vote on a case-by-case basis proposals that seek the sale of the company or company assets.

9e-2. Hire advisor/maximize shareholder value:
These shareholder proposals recommend that the board engage the services of a nationally recognized investment banker to explore all alternatives to enhance shareholder value, including the possible sale or merger of the company. Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

•	We vote on a case-by-case basis proposals that request the company hire an advisor to maximize shareholder value.

9e-3. Convert closed-end fund to open-end fund:
Although, approval of these proposals would eliminate the discount at which the fund’s shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

•	Vote case-by-case on shareholder proposals to convert a closed-end fund to an open-end fund.

10. Social & Environmental Proposals
Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

•	the number and variety of shareholder resolutions on social and environmental issues has increased

•	many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes

•	the proposals are more sophisticated — better written, more focused, and more sensitive to the feasibility of implementation

•	investors now understand that a company’s response to social and environmental issues can have a serious economic consequences for the company and its shareholders

In general, MMA votes for shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder and stakeholder value. MMA will vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining our vote on shareholder social, workforce, and environmental proposals, we also analyze the following factors:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value

•	the percentage of sales, assets and earnings affected

•	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing

•	whether the issues presented should be dealt with through government or company-specific action

•	whether the company has already responded in some appropriate manner to the request embodied in a proposal

•	whether the company’s analysis and voting recommendation to shareholders is persuasive

•	what other companies have done in response to the issue

•	whether the proposal itself is well framed and reasonable

•	whether implementation of the proposal would achieve the objectives sought in the proposal

•	whether the subject of the proposal is best left to the discretion of the board

In general, MMA supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. MMA supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.
10a. Diversity and Equality
Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. In the U.S, there are many civil rights laws that are enforced by the Equal Employment Opportunity Commission. The Civil Rights Act of 1964 prohibits discrimination based on race, color, religion, sex and nationality. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

•	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders.

•	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost.

•	The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives.

•	Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs.

•	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards.

•	Board diversification increases the pool of the company’s potential investors because more and more investors are favoring companies with diverse boards.

•	A commitment to diversity in the workforce can lead to superior financial returns.

10a-1. Add Women and Minorities to Board:
Board diversification proposals ask companies to put systems in place to increase the representation of women, minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply “make greater efforts” to nominate women and ethnic minorities to their boards.

•	Vote for shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.

•	Vote for shareholder proposals asking for reports on board diversity.

•	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

10a-2. Report on the Distribution of Stock Options by Gender and Race:
Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of companies.

•	Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

10a-3. Prepare Report/Promote EEOC-Related Activities:
Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

•	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

•	Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

•	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

•	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

10a-4. Report on Progress Toward Glass Ceiling Commission Recommendations:
In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder.” The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. In recent years, shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

•	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.

•	Vote for shareholder proposals seeking to eliminate “glass ceiling” for women and minority employees.

10a-5. Prohibit Discrimination on the Basis of Sexual Orientation:
Federal law does not ban workplace discrimination against gay and lesbian employees, and only a handful of states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation in their equal employment opportunity (EEO) statements, many still do not. Shareholder proponents and other activist groups concerned with gay and lesbian rights, such as the Human Rights Campaign (HRC) and the Pride Foundation, have targeted U.S. companies that do not specifically restrict discrimination on the basis of sexual orientation in their EEO statements. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

•	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation.

•	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation.

•	Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

10a-6. Report on/Eliminate Use of Racial Stereotypes in Advertising:
Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

•	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

10b. Labor and Human Rights
Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Many Investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labor Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s labor practices and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.
MMA generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.
10b-1. Codes of Conduct and Vendor Standards:
In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or seek greater disclosure on a company’s international workplace standards. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labor Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 180 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 180 member nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

•	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

•	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

•	Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).

•	Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

•	Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

•	Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

•	Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

10b-2. Prepare Report on Operations in Burma/Myanmar:
Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. In July 2003, Congress and President Bush passed The Burmese Freedom and Democracy Act, which bans import goods and services from Burma. Recent violence in Burma has prompted President Bush to tighten financial sanctions on Burma and extend the ban on visas of officials from the country. Oil companies continue be the largest investors in Burma, and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

•	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.

•	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

•	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

10b-3. Adopt/Report on MacBride Principles:
The MacBride Principles, a set of nine fair employment guidelines for companies with operations in Northern Ireland, were created to remedy the under-representation of a minority (Catholics) in the workforce. Critics of the principles, most notably the British Government, point out that companies in Northern Ireland already are subject to Britain’s Fair Employment Act (FEA) that has been credited with significantly improving the representation of Catholics in the workforce in that region. Some MacBride opponents say that by agreeing to abide by the Principles, companies may unintentionally run afoul of the FEA by engaging in reverse discrimination. Aware of the potential legal liability, shareholder proponents of the Principles word their MacBride resolutions to request only that firms, “take all lawful steps” to implement the MacBride Principles.

•	Vote for shareholder proposals to report on or to implement the MacBride Principles.

10b-4. Prepare Report on Operations in China:
Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison and child labor in manufacturing. In June 23, 1997 the Food and Allied Service Trades Department (FAST) of the AFL-CIO released a report that identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA), and hence ties to prison labor. The US Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies who fail to adopt similar principles in other countries recognized for committing gross human rights violations. Based on the country’s human rights record, investors have asked companies to refrain from beginning new projects in the country until improvements are made. In addition, investors have asked for greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement.

•	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China

•	Vote on a case-by-base basis shareholder proposals that ask a company to terminate a project or investment in China.

10b-5. Community Impact Assessment / Indigenous Peoples’ Rights:
In recent years, a number of US public companies have found their operations or expansion plans in conflict with local indigenous groups. In order to improve their standing with indigenous groups and decrease any negative publicity companies may face, some concerned shareholders have sought reports requesting the company’s review its obligations, actions and presence on these groups. Some have also requested these companies adopt policies based on the Draft UN Declaration on the Rights of Indigenous Peoples and the Organization of American States’ (OAS) American Declaration on rights of Indigenous Peoples. Some companies such as Starbucks have reached agreements with local governments to ensure better business practices for products produced by indigenous groups. Shareholders, concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

•	Vote for shareholder proposals to prepare reports on a company’s environmental and health impact on communities.

10b-6. Report on Risks of Outsourcing:
Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

•	Vote for shareholders proposals asking for companies to report on the risks associated with outsourcing or off-shoring.

10b-7. Report on the Impact of Health Pandemics on Company Operations
Sub-Saharan Africa is the most affected region in the world with regard to the HIV/AIDS epidemic. In 2003, an estimated 26.6 million people in this region were living with HIV and approximately 2.3 million people died of AIDS. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder proposals asked companies to develop policies to provide affordable HIV/AIDS, Malaria, and Tuberculosis drugs in third-world countries. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

•	Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, Malaria, and Tuberculosis, on their business strategies.

10b-8. Product Sales to Repressive Regimes:
Certain Internet technology companies have been accused of assisting repressive governments in violating human rights through the knowing misuse of their hardware and software. Human rights groups have accused companies such as Yahoo!, Cisco, Google, and Microsoft of allowing the Chinese government to censor and track down dissenting voices on the internet.

•	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.

•	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

10b-9. Internet Privacy and Censorship
Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company

•	The level of controversy or litigation related to the company’s international human rights policies and procedures

10b-10. Operations in High Risk Markets
Vote for requests for review and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption

•	Current disclosure of applicable risk assessment(s) and risk management procedures

•	Compliance with U.S. sanctions and laws

•	Consideration of other international policies, standards, and laws

•	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets

10b-11. Disclosure on Plant Closings:
Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. MMA usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, MMA recommends against the proposal.

•	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

10c. Environment
Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on an issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of this country, citing the findings of the Intergovernmental Panel on Climate Change. Shareholders argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost. In general, there is a call for companies to have proactive environmental policies, focusing on maximizing the efficient use of non-renewable resources and minimizing threats of harm to human health or the environment.
10c-1. Environmental/Sustainability Report:
Shareholders may request general environmental reports or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Companies have begun to report on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by the Coalition for Environmentally Responsible Economies (CERES) in partnership with the United Nations Environment Programme (UNEP).

•	Vote for shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

•	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).

•	Vote for shareholder proposals to prepare a sustainability report.

10c-2. Climate Change/Greenhouse Gas Emissions:
Climate change has emerged as the most significant environmental threat to the planet to date. Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal. Shareholder proposals asking a company to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat and their goals in reducing these emissions from their operations. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

•	Vote for shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming and climate change risk.

•	Vote for shareholder proposals calling for the reduction of greenhouse gas.

•	Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

•	Vote for shareholder proposals requesting a report/goals on greenhouse gas emissions from company operations and/or products.

10c-3. Invest in Clean/Renewable Energy:
Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

•	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

10c-4. Energy Efficiency:
Reducing the negative impact to the environment can be done through the use of more energy efficient practices and products. Shareholders propose that corporations should have energy efficient manufacturing processes and should market more energy efficient products. This can be done by utilizing renewable energy sources that are cost-competitive and by implementing energy efficient operations.

•	Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

10c-5. Drilling in the Artic National Wildlife Refuge:
The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope. Legislation has been introduced in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for the development and production of oil. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

•	Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.

•	Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

10c-6. Adopt/Implement CERES Principles:
The CERES Principles (Coalition for Environmentally Responsible Economies) require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public. CERES was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles, and later to be renamed the CERES Principles. CERES has been widely criticized by corporations for being duplicative with existing programs, vague, and difficult to implement. However, CERES is still regarded by many shareholder activists as being an important component of a company’s approach to environmental issues.

•	Vote for shareholder proposals to study or implement the CERES principles.

10c-7. Equator Principles:
The Equator Principles is the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. It was first launched in June 2003 at Washington DC and was ultimately adopted by over forty financial institutions during a three year implementation period. Later on, these principles were revised in July 2006 to take into account the new performance standards approved by the World Bank Group’s International Finance Corporation (IFC). Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices.

•	Vote for shareholder proposals to study or implement the Equator Principles.

10c-8. Phase Out Chlorine-Based Chemicals:
The Environmental Protection Agency (EPA) identified chlorine bleaching of pulp and paper as a major source of dioxin, a known human carcinogen linked to have negative effects to humans and animals. A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the negative environmental impact.

•	Vote for shareholder proposals to prepare a report on the phase-out of chorine bleaching in paper production.

•	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

10c-9. Land Procurement and Development
Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

•	Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and use that in corporate social and environmental factors.

10c-10. Report on the Sustainability of Concentrated Area Feeding Operations
The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs has led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

•	Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

10c-11. Adopt a Comprehensive Recycling Policy:
A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

•	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.

•	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

10c-12. Facility Safety

•	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

10c-13. Nuclear Energy:
Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences and with the difficulties involved in nuclear waste storage.

•	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.

•	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

10c-14. Water Use:
Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

•	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

•	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

10c-15. Kyoto Protocol Compliance
With the Kyoto Protocol operational as of February 2005, ratifying countries have agreed to reduce their emissions of carbon dioxide and five other greenhouse gases. While some signatories have yet to release specific details of corporate regulations, the impact on multinationals operating in Kyoto-compliant countries is anticipated to be significant.

•	Vote for shareholder proposals asking companies to review and report on how companies will meet reduction targets of the Kyoto-compliant countries in which they operate.

10d. Health and Safety
10d-1. Toxic Materials

•	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.

•	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.

•	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

10d-2. Product Safety

•	Generally vote for proposals requesting the company report on or adopt consumer product safety policies and initiatives.

•	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

10d-3. Report on Handgun Safety Initiatives:
Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children.

•	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.

•	Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

10d-4. Phase-out or Label Products Containing Genetically Engineered Ingredients:
Shareholders ask companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until “long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries are being asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

•	Abstain on shareholder proposals to label products that contain genetically engineered products or products from cloned animals.

•	Abstain on shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.

•	Abstain on shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.

•	Abstain on shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

10d-5. Tobacco-related Proposals:
Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry one of their most prominent targets. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates, the placement of company tobacco products in retail outlets, the impact of second hand smoke, and a review of advertising campaigns and their impact on children and minority groups.

•	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.

•	Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

•	Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.

•	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.

•	Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.

•	Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

•	Vote for proposals calling for tobacco companies to cease the production of tobacco products.

•	Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.

•	Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).

10d-6. Adopt Policy/Report on Drug Pricing:
Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs. According to proponents, the high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for about one-third of all prescription drug sales, but they often live on fixed incomes and are underinsured. Today about 20 million elderly people have little or no drug coverage in the U.S. and it is precisely this group, proponents argue, that faces that highest prescription drug costs. Proponents argue that the uninsured and underinsured pay substantially more for drugs than manufacturers’ “favored” customers, such as HMOs and Federal agencies, and drug manufacturers are responsible for this discrepancy. Proponents also note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Proponents highlight this disparity, noting that pharmaceuticals sold to Canada are sold at a lower price than in the United States which has encouraged certain states and municipalities to re-import drugs from Canada, an action currently illegal under U.S. federal law. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage. Against the backdrop of the AIDS crisis in Africa, shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria. Generally MMA supports increased disclosure of economic and legal risks, as well as developing policies favorable to consumer welfare, however we recommend that shareholders do not encourage companies to enact plans that run counter to existing laws and regulations.

•	Vote for shareholder proposals to prepare a report on drug pricing.

•	Vote for shareholder proposals to adopt a formal policy on drug pricing.

•	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs in third-world nations.

•	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.

•	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

10d-7. Healthcare

•	Vote for shareholder proposals requesting a report on the implications of rising healthcare costs.

10d-8. Ride Safety

•	Vote for shareholder proposals to report on ride safety.

10e. Government and Military
Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.
10e-1. Prepare Report to Renounce Future Landmine Production:
Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or components or to prepare a report on the feasibility of such a renouncement.

•	Vote for shareholder proposals seeking a report or the renouncement of future landmine production.

10e-2. Prepare Report on Foreign Military Sales:
Every year, shareholders file proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals take various forms. One resolution simply calls on companies to report on their foreign military sales, providing information about any military products exported over the past three years, the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

•	Vote for shareholder proposals to report on foreign military sales or offset agreements.

•	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

10e-3. Depleted Uranium/Nuclear Weapons:
Depleted uranium is the remains of the element uranium after some components are removed. The main difference is that depleted uranium contains at least three times less 235U than natural uranium. It is weakly radioactive. However, shareholders want reports on company’s involvement, policies and procedures related to the said substance and nuclear weapons.

•	Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium (DU) and nuclear weapons.

10e-4. Disclosure on Prior Government Service:
Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

•	Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

10e-5. Adopt Ethical Criteria for Weapons Contracts:
Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining its business, communities, and environment for future generations.

•	Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

10f. Animal Welfare
10f-1. Animal Rights:
Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, MMA generally recommends voting for proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, MMA recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors farms and slaughter houses. MMA will generally vote in favor of such resolutions.

•	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.

•	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards.

•	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

•	Vote for shareholder proposals to eliminate cruel product testing methods.

•	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate outsourcing animal testing to overseas laboratories.

•	Vote for shareholder proposals to publicly adopt or adhere to an animal welfare policy at both company and contracted laboratory levels.

•	Vote for shareholder proposals to evaluate, adopt or require suppliers to adopt CAK and/or CAS slaughter methods.

10g. Political and Charitable Giving
10g-1. Lobbying Efforts:
Shareholders have asked companies to report on their lobbying efforts to refute established scientific research regarding climate change, the health effects of smoking, and fuel efficiency standards. Given the poor performance of the US automotive industry and the highly litigious nature surrounding the tobacco industry, shareholders would like assurances that companies are acting in their best long-term interests.

•	Vote for shareholder proposals asking companies to review and report on how companies utilize lobbying efforts to challenge scientific research and governmental legislation.

10g-2. Non-Partisanship/ Political Contributions:
Proponents of resolutions calling for the abolishment of political contributions or making contributions to political campaigns are concerned with the increasing power of corporations in the country’s political process. These resolutions seek to limit the involvement of corporations in the political process.

•	Vote for proposals calling for a company to disclose its political and trade association contributions, unless the terms of the proposal are unduly restrictive

•	Vote for proposals calling for a company to maintain a policy of non-partisanship and to limit political contributions.

•	Vote against proposals calling for a company to refrain from making any political contributions.

10g-3. Control over Charitable Contributions:
Shareholders have attempted to impose criteria on companies for the selection of recipients of corporate charitable contributions that would further specific objectives supported by the sponsors of the proposals. MMA believes that management is in a much better position than shareholders to decide what criteria are appropriate for corporate charitable contributions. Also, some of the proposals would require companies to poll their shareholders as part of the grant-making process. Since many companies have hundreds of thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be burdensome and expensive.

•	Vote against shareholder proposals giving criteria or to require shareholder ratification of grants.

•	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

10h. Consumer Lending and Economic Development
10h-1. Adopt Policy/Report on Predatory Lending Practices:
Predatory lending involves charging excessive fees to sub prime borrowers without adequate disclosure. More specifically, predatory lending includes misleading sub prime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

•	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

10h-2. Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt:
Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries. Proponents are concerned that, without such policies, lending to developing countries may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, MMA usually recommends voting for this type of proposal. In cases where it can be determined that companies have been proactive and responsible in developing policies, MMA recommends a vote against the proposal’s adoption. MMA usually recommends against proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. MMA may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage banks to change their policies.

•	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

•	Vote against shareholder proposals asking banks to forgive loans outright.

•	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

•	Vote for proposals to restructure and extend the terms of non-performing loans.

10h-3. Community Investing:
Shareholders may ask for a company to prepare a report addressing the company’s community investing efforts. Such proposals also ask companies to review their policies regarding their investments in different communities.

•	Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

10i. Miscellaneous
10i-1. Adult Entertainment:
Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

•	Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

10i-2. Abortion/Right to Life Issues:
Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs, to separate abortifacient drug operations from other operations, or to discontinue acute-care or physician management practices that involve support for abortion services. As long as abortion is legal, MMA’s position is that issues related to abortion should be a personal decision, not a corporate one. Therefore MMA recommends abstaining on anti-abortion and right-to-life proposals.

•	Abstain on shareholder proposals that address right to life issues.

10i-3. Coffee Crisis

•	Vote for shareholder proposals asking for reports on company policies related to the coffee crisis.

10i-4. Anti-Social Proposals
A number of ‘anti-social’ shareholder proposals have been filed at companies requesting increased disclosure. While these proposals’ requests are very similar to those submitted by shareholder advocates within traditional socially responsible investor circles, the underlying motives for filing the proposals appear very different. In addition to charitable contribution proposals, anti-social proposals addressing climate change, sustainability, and conflicts of interest may be seen at shareholder meetings. Despite implicitly different motivations in some of these proposals, the underlying requests for increased disclosure, in some cases, may be worth shareholder support.

•	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.

•	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

10i-5. Violence and Adult Themes in Video Games
Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.
Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

2008 MMA International Proxy Voting Guidelines
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Tax haven companies will be subjected to MMA Domestic policy criteria.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
MMA will evaluate gender and racial diversity when reviewing director elections for Australian, Canadian, and United Kingdom companies. Tax haven companies will be subjected to MMA Domestic policy criteria.
Please see the International Classification of Directors on the following page.

MMA Classification of Directors — International Policy 2008
Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

Independent NED

•	No material[5] connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]	“Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]	If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

[4]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]	For purposes of MMA’s director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Discharge of Board and Management
Vote FOR discharge of the board and management, unless:

•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet MMA guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets MMA’s guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets MMA’s guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Vote FOR share repurchase plans, unless:

•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, MMA reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, MMA places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause MMA to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? MMA will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote all social shareholder proposals on a CASE-BY-CASE basis, following the dual objectives of socially responsible investors (financial and social).
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

PART C
OTHER INFORMATION
Item 23    Exhibits

(a)	(1)	Amended and Restated Agreement and Declaration of Trust (2)

	(2)	Certificate of Trust (1)

(b)	(1)	By-Laws (2)

(c)		Certificates for Shares are not issued. Articles III and V of the Registrant’s Declaration of Trust define rights of holders of Shares.

(d)	(1)	Investment Advisory Agreement (with respect to MMA Praxis Intermediate Income Fund and MMA Praxis Core Stock Fund)(3)

	(2)	Investment Advisory Agreement (with respect to MMA Praxis International Fund) (5)

	(3)	Sub-Advisory Agreement with Evergreen Investment Management Company, LLC (with respect to MMA Praxis International Fund) (9)

	(4)	Investment Advisory Agreement (with respect to MMA Praxis Value Index Fund) (7)

	(5)	Sub-Advisory Agreement with Davis Selected Advisers, L.P.(12)

	(6)	Sub-Advisory Agreement with Luther King Capital Management Corporation (with respect to MMA Praxis Small Cap Fund) (13)

	(7)	Investment Advisory Agreement (with respect to MMA Praxis Growth Index Fund) (13)

	(8)	Investment Advisory Agreement (with respect to MMA Praxis Small Cap Fund) (13)

(9)	Form of First Amended Sub-Advisory Agreement with Luther King Capital Management Corporation (with respect to MMA Praxis Small Cap Fund) is filed herewith

	(10)	Schedule A to the Investment Advisory Agreement is filed herewith

(e)	(1)	Distribution Agreement between the Registrant and BISYS Fund Services Limited Partnership (3)

	(2)	Schedules A, B, C and D to Distribution Agreement between the Registrant and BISYS Fund Services Limited Partnership (11)

	(3)	Distribution Agreement between the Registrant and IFS Fund Distributors, Inc. (12)

(f)		Not Applicable

(g)		Custody Agreement between the Registrant and The Northern Trust Company (11)

(h)	(1)	Administration Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (8)

	(2)	Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (8)

	(3)	Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (8)

	(4)	Omnibus Fee Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (8)

	(5)	Fair Value Amendment to Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (10)

	(6)	Second Amendment to Omnibus Fee Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (10)

	(7)	Compliance Services Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (11)

	(8)	Administration, Accounting Services, Transfer Agency, and Shareholder Services Agreement between the Registrant and Integrated Fund Services, Inc. (12)

	(9)	Compliance Services Agreement between the Registrant and Integrated Fund Services, Inc. (12)

	(10)	Expense Limitation Agreement between the Registrant and MMA Capital Management (with respect to MMA Praxis Core Stock Fund, MMA Praxis Intermediate Income Fund, MMA Praxis International Fund, MMA Praxis Value Index Fund, MMA Praxis Growth Index Fund and MMA Praxis Small Cap Fund) is filed herewith.

2

(i)		Legal Opinion is filed herewith.

(j)		Consent of Accountant is filed herewith

(k)		Not Applicable

(l)		Letters concerning Initial Capital (3)

(m)	(1)	Distribution Services Plan — Class A Shares (6)

	(2)	Distribution Services Plan — Class B Shares (6)

(n)		Amended Rule 18f-3 Plan (13)

(o)		Reserved

(p)	(1)	Code of Ethics of the MMA Praxis Mutual Funds (7)

(p)	(2)	Code of Ethics of MMA Capital Management (10)

(p)	(3)	Code of Ethics of Evergreen Investment Management Company, LLC (10)

(p)	(4)	Code of Ethics of Davis Selected Advisers L.P. (12)

(p)	(5)	Code of Ethics of IFS Fund Distributors, Inc.(12)

(p)	(6)	Code of Ethics of Luther King Capital Management Corporation (13)

1	Filed in Registrant’s initial Registration Statement on September 30, 1993, and incorporated by reference herein.

2	Filed in Pre-Effective Amendment No. 1 to the Registration Statement on December 13, 1993, and incorporated by reference herein.

3	Filed in Pre-Effective Amendment No. 2 to the Registration Statement on December 28, 1993, and incorporated by reference herein.

4	Filed in Post-Effective Amendment No. 1 to the Registration Statement on June 30, 1994, and incorporated by reference herein.

3

5	Filed in Post-Effective Amendment No. 5 to the Registration Statement on April 1, 1997 and incorporated by reference herein.

6	Filed in Post-Effective Amendment No. 8 to the Registration Statement on March 3, 1999 and incorporated by reference herein.

7	Filed in Post-Effective Amendment No. 13 to the Registration Statement filed on April 30, 2001 and incorporated by reference herein.

8	Filed in Post-Effective Amendment No. 16 to the Registration Statement filed on February 27, 2004 and incorporated by reference herein.

9	Filed in Post-Effective Amendment No. 17 to the Registration Statement filed on April 29, 2004 and incorporated by reference herein.

10.	Filed in Post-Effective Amendment No. 18 to the Registration Statement filed on March 1, 2005 and incorporated by reference herein.

11.	Filed in Post-Effective Amendment No. 19 to the Registration Statement filed on April 29, 2005 and incorporated by reference herein.

12.	Filed in Registrant’s Post-Effective Amendment No. 20 to the Registration Statement filed on February 3, 2006, and incorporated by reference herein.

13	Filed in Post-Effective Amendment No. 24 to the Registration Statement filed on May 1, 2007, and incorporated by reference herein.
Item 24    Persons Controlled by or Under Common Control with Registrant
Not applicable.
Item 25    Indemnification
Reference is made to Article VII of the Registrant’s Declaration of Trust (Exhibit (a)(1), and Article VI of the Registrant’s By-Laws (Exhibit (b), which are incorporated by reference herein.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund’s Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy

4

as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.
Item 26    Business and Other Connections of Investment Adviser and Sub-Adviser and their Officers and Directors
ADVISER
     The business of the Adviser is summarized under “MANAGEMENT OF THE COMPANY Investment Adviser” in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference. The business or other connections of each director and officer of the Adviser is currently listed in the Adviser’s investment adviser registration on Form ADV (File No. 801-36323) and is hereby incorporated herein by reference thereto.
SUB-ADVISERS
     The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.
Evergreen Investment Management Company, LLC, is a wholly owned subsidiary of Wachovia Bank, N.A. The Directors and principal executive officers of Wachovia Bank, N.A. are:
G. Kennedy Thompson, Chairman, Chief Executive Officer and Director
Wachovia Corporation and Wachovia Bank, N.A.
Mark C. Treanor, Senior Executive Vice President, Secretary & General Counsel, Wachovia Corporation; Secretary and Senior Executive Vice President, Wachovia Bank, N.A.
Thomas J. Wurtz, Senior Executive Vice President and Chief Financial Officer, Wachovia Corporation and Wachovia Bank, N.A.

5

All of the above persons are located at the following address: Wachovia Bank, N.A., One Wachovia Center, 301 S. College St., Charlotte, NC 28288-0630.
     Davis Selected Advisers, L.P. (“DSA”) and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:
Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.
Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.
Davis Selected Advisers NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA’s advisory clients.
Davis Distributors LLC: a wholly owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.
Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:
Andrew A. Davis (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director and President or Vice President of each of the Davis Funds and the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Christopher C. Davis (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director and Chief Executive Officer, President, and/or Vice President of each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer.

6

Kenneth C. Eich (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Executive Vice President and Principal Executive Officer of each of the Davis Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Douglas Haines (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Treasurer Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds and Selected Funds.
Sharra Haynes (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President Chief Compliance Officer of each of the Davis Funds and Selected Funds; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.
Thomas D. Tays (03/07/57) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Gary Tyc (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Russell O. Wiese (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Item 27    Principal Underwriter
(a)	IFS Fund Distributors, Inc. (“IFS” or the “Distributor”) acts as principal underwriter for the following investment companies:
The Appleton Funds
The Diamond Hill Funds
The Caldwell & Orkin Funds, Inc.
The James Advantage Funds
The Navellier Millennium Funds
The Navellier Performance Funds
The Markman Funds

7

(b)	The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk(*), the address of the persons named below is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Name	Position with Distributor	Position with Registrant

Jill T. McGruder	President and Director	None

Brian E. Hirsch	Senior Vice President	None

Terrie A. Wiedenheft	Senior Vice President, Chief Financial Officer and Treasurer	None

Richard Taulbee	Vice President and Assistant Treasurer	None

Timothy D. Speed	Assistant Treasurer	None

James J. Vance	Assistant Treasurer	None

Joseph G. Melcher	Chief Compliance Officer	None

Rhonda S. Malone	Secretary	None

(c)	IFS did not receive any compensation from the MMA Praxis Mutual Funds for the fiscal year ended December 31, 2007.
Item 28    Location of Accounts and Records
The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal executive office at 303 Broadway, Cincinnati, Ohio 45202. Certain records, including records relating to the physical Possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant’s investment advisors and custodians.
Item 29    Management Services
Not Applicable.
Item 30    Undertakings
None.

8

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has caused this Post-Effective Amendment No. 25 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goshen and the State of Indiana, on the 1st day of May, 2008.

MMA PRAXIS MUTUAL FUNDS
/s/ John L. Liechty
John L. Liechty, President

     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 25 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ John L. Liechty John L. Liechty	President	May 1, 2008

/s/ Steven T. McCabe Steven T. McCabe	Treasurer (Principal Financial and Accounting Officer)	May 1, 2008

/s/ Larry Miller Larry Miller	Trustee	May 1, 2008

** Howard L. Brenneman	Chairman and Trustee	May 1, 2008

* Don Weaver	Trustee	May 1, 2008

9

SIGNATURE	TITLE	DATE

* Karen Klassen Harder	Trustee	May 1, 2008

* Donald E. Showalter	Trustee	May 1, 2008

* Bruce Harder	Trustee	May 1, 2008

* R. Clair Sauder	Trustee	May 1, 2008

* Candace L. Smith	Trustee May 1, 2008

By:	*/s/ Anthony Zacharski
Anthony Zacharski
Attorney-in-fact May 1, 2008

By:	**/s/ Larry Miller
Larry Miller May 1, 2008

* Pursuant to Power of Attorney filed in Post-Effective Amendment No. 23 to the Registration Statement on February 14, 2007 and filed herewith.
** Pursuant to Power of Attorney filed in Post-Effective Amendment No. 23 to the Registration Statement on February 14, 2007.

10

KNOW ALL MEN BY THESE PRESENTS:
          WHEREAS, MMA PRAXIS MUTUAL FUNDS, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and
          WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;
          NOW, THEREFORE, the undersigned hereby constitutes and appoints ANTHONY H. ZACHARSKI and JOSEPH R. FLEMING, and each of them singly, my true and lawful attorney-in-fact for me and in my name, place and stead, with full power of substitution and re-substitution, and with full power to each of them, to execute and file in my name in the appropriate capacity, any amendments or supplements to the Trust’s registration statement on Form N-1A and any documents or instruments related thereto, hereby giving and granting to said attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully to all intents and purposes as I might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys-in-fact may or shall lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of November, 2007.

/s/ Candace L. Smith
Candace L. Smith
Trustee

KNOW ALL MEN BY THESE PRESENTS:
          WHEREAS, MMA PRAXIS MUTUAL FUNDS, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and
          WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;
          NOW, THEREFORE, the undersigned hereby constitutes and appoints ANTHONY H. ZACHARSKI and JOSEPH R. FLEMING, and each of them singly, my true and lawful attorney-in-fact for me and in my name, place and stead, with full power of substitution and re-substitution, and with full power to each of them, to execute and file in my name in the appropriate capacity, any amendments or supplements to the Trust’s registration statement on Form N-1A and any documents or instruments related thereto, hereby giving and granting to said attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully to all intents and purposes as I might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys-in-fact may or shall lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2007.

/s/ Don E. Weaver
Don E. Weaver
Trustee

Exhibits

23(d)(9)	Form of First Amended Sub-Advisory Agreement with Luther King Capital Management Corporation

23(d)(10)	Schedule A to the Investment Advisory Agreement

23(h)(10)	Expense Limitation Agreement between the Registrant and MMA Capital Management

23(i)	Legal Opinion

23(j)	Consent of Accountant

11